PACIFIC SELECT ESTATE PRESERVER VI	PROSPECTUS MAY 1, 2009

Pacific Select Estate Preserver VI is a last survivor flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

•	Last survivor means the Policy insures the lives of two people and provides a Death Benefit that’s payable after both people have died.

•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.

•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the Investment Options available under your Policy:

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth International Value Long/Short Large-Cap International Small-Cap Mid-Cap Value Equity Index Small-Cap Index Diversified Research Equity American Funds® Asset Allocation	American Funds® Growth-Income American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Growth LT Focused 30 Health Sciences	Mid-Cap Equity International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Money Market High Yield Bond Managed Bond	Inflation Managed Pacific Dynamix-Conservative Growth Pacific Dynamix-Moderate Growth Pacific Dynamix-Growth Large-Cap Growth Comstock Mid-Cap Growth Real Estate Small-Cap Equity Diversified Bond

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
Overseas Portfolio Service Class
(formerly International Growth Portfolio Service Class)
INTECH Risk-Managed Core Portfolio Service Class
Enterprise Portfolio Service Class
(formerly Mid Cap Growth Portfolio Service Class)

Lazard Retirement Series, Inc.
Lazard Retirement US Strategic Equity Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II

MFS® Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

Premier VIT
NACM Small Cap Portfolio
(formerly OpCap Small Cap Portfolio)

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund

FIXED OPTIONS

Fixed Account
Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

A life insurance policy may be appropriate if you are looking to provide a death benefit for family members or others or to help meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE PRESERVER VI

This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy. All of your material rights and obligations are disclosed in this prospectus.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement and outlined in Appendix B. You should refer to your Policy for these state specific features.
Benefits of your policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments
•	change the Death Benefit Option
•	increase or decrease the Policy’s Face Amount
•	change the Beneficiary
•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is the lowest Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made. However, the Death Benefit will never exceed the Option C Death Benefit Limit shown in the Policy Specifications.

You may choose between two ways to calculate the Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while either Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of your policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

 Last Survivor Policy

The Pacific Select Estate Preserver VI is a last survivor policy. This means that the Death Benefit will not be paid to your Beneficiary until after the second person Insured under the Policy dies. This may be appropriate for two spouses who want to provide a Death Benefit for their children.

This may not be the right kind of Policy for someone who wants to provide a Death Benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status
•	reduce your Policy’s Face Amount
•	reduce your Policy’s Death Benefit
•	reduce the Death Benefit Proceeds paid to your Beneficiary
•	make your Policy more susceptible to lapsing.

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum premium load	Upon receipt of premium	7.00% of premium

Maximum surrender charge	Upon full surrender of Policy if any Coverage Layer has been in effect for less than 10 Policy Years	$0.27–$39.28 per $1,000 of Face Amount[1]

Charge at end of Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue, for a Policy with Death Benefit Option A		$11.42 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal[2]

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 in a Policy Year[2]

OPTIONAL BENEFITS[3]

Accelerated Living Benefits Rider	At exercise of benefit	$150

Enhanced Policy Split Option Rider	No charge	$0

Estate Preservation Rider	No charge	$0

Policy Split Option Rider	At exercise of benefit	$200

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[2]

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy[4]	Upon request of duplicate Policy	$50

Illustration request	Upon request of Policy illustration in excess of 1 per year	$25

Face Amount increase[5]	Upon effective date of requested Face Amount increase	$200

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100 per Insured

Adding or increasing an optional Rider	Upon approval of specific request	$100 per Insured

[1]	The surrender charge is based on the Age and Risk Class of the Insureds, as well as the Death Benefit Option you choose. The surrender charge reduces to $0 after 10 years from the effective date of each Coverage Layer. The surrender charge shown in the table may not be typical of the surrender charge you will pay.

[2]	We currently do not impose this charge.

[3]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

[4]	Certificate of Coverage is available without charge.

[5]	Applies only to any requested increase of Policy Face Amount.

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk	$0.00–$83.33 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3]		$0.00 per $1,000 of Net Amount At Risk	Same

Administrative charge[1]	Monthly Payment Date	$10.00	Same

Coverage charge[1,4]

Minimum and maximum	Monthly Payment Date beginning on effective date of each Coverage Layer	$0.28–$3.70 per $1,000 of Coverage Layer	Same

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue with $100,000 Face Amount[3,8]		$0.60 per $1,000 of Coverage Layer	$0.60 per $1,000 of Coverage Layer

Asset charge[1]	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options	Same

Loan interest charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[5]	Same

OPTIONAL BENEFITS Minimum and Maximum[6]

Annual Renewable Term Rider — Individual

Cost of insurance	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk	$0.00–$79.02 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 at Policy issue[3]		$0.58 per $1,000 of Net Amount At Risk	$0.14 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a female standard non-smoker who is Age 53 at Policy issue[3]		$0.35 per $1,000 of Net Amount At Risk	$0.07 per $1,000 of Net Amount At Risk

FEE TABLES

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Annual Renewable Term Rider — Last Survivor

Cost of insurance	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk	$0.00–$83.33 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3]		$0.00 per $1,000 of Net Amount At Risk	$0.00 per $1,000 of Net Amount At Risk

Coverage charge[4]	Monthly Payment Date	$0.10–$3.52 per $1,000 of Coverage Layer	$0.02–$0.18 per $1,000 of Coverage Layer

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3,9]		$0.42 per $1,000 of Coverage Layer	$0.03 per $1,000 of Coverage Layer

Short-Term No Lapse Guarantee Rider	Upon application of additional net premium or loan repayments if Rider benefit in effect	4.0% annually of AV pay-off account balance	Same

Surrender Value Enhancement Rider — Last Survivor

Cost of insurance	Monthly Payment Date	$0.00–$83.33 per $1,000 of Net Amount At Risk	$0.00–$83.33 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3]		$0.00 per $1,000 of Net Amount At Risk	Same

Coverage charge[4]	Monthly Payment Date	$0.02–$11.74 per $1,000 of Coverage Layer	$0.02–$11.74 per $1,000 of Coverage Layer

Charge during Policy Year 1 for a male standard non-smoker who is Age 56 and a female standard non-smoker who is Age 53 at Policy issue[3,7]		$0.03 per $1,000 of Coverage Layer	$0.03 per $1,000 of Coverage Layer

[1]	This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.

[2]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insureds’ Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. The maximum guaranteed cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Coverage Layer.

[3]	Charges shown for this sample Policy may not be typical of the charges you will pay.

[4]	The Coverage Charge rate is based on the Age and Risk of the Insureds and the Face Amount on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Coverage Layer will have a corresponding Coverage Charge related to the amount of the increase, based on the Age and Risk Class of the Insureds at the time of the increase. Ask your registered representative for information regarding this charge for your Policy. The maximum guaranteed Coverage Charge for your Policy will be stated in the Policy Specifications.

[5]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[6]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Short-term No Lapse Guarantee Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. Ask your registered representative for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

[7]	The Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.03/month in Policy Year 1, and increases each year to the following amounts: $0.14/month in Policy Year 2, $0.25 per month in Policy Year 3, $0.36/month in Policy Year 4, $0.47/month in Policy Year 5, $0.58/month in Policy Year 6, $0.68/month in Policy

Year 7, $0.79/month in Policy Year 8, $0.90/month in Policy Year 9, $1.01/month in Policy Year 10. In Policy Year 11 and thereafter, the maximum guaranteed charge is reduced to $0.33/month per $1,000 of Coverage Layer.

[8]	The Coverage Charge per $1,000 of Coverage Layer for this sample Policy is $0.60/month in Policy Years 1-10. In Policy Year 11 and thereafter, the maximum guaranteed coverage charge is reduced to $0.25/month per $1,000 of Coverage Layer.

[9]	The maximum guaranteed charge is level in all Policy Years. The current charge is level for 10 Policy Years from the effective date of the Coverage Layer and then reduces to zero.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2008, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.88%

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.64%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and other advisers to the Funds and/or other service providers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses to the other Funds. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

The American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, the American Funds Asset Allocation Portfolio, the BlackRock Global Allocation V.I. Portfolio, the Fidelity Freedom Income Portfolio, the Fidelity Freedom 2010 Portfolio, the Fidelity Freedom 2015 Portfolio, the Fidelity Freedom 2020 Portfolio, the Fidelity Freedom 2025 Portfolio and the Fidelity Freedom 2030 Portfolio are a type of portfolio classified as “fund of funds”, which invest in shares of underlying mutual funds. Some funds of funds may have fees higher than other available investment options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Estate Preserver VI variable life insurance policy, unless we state otherwise.

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, an Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including, but not limited to, the Death Benefit, Face Amount, Policy Date, policy duration, the Ages and Risk Classes of the Insureds, and the presence of optional riders and benefits.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Coverage Layer – refers separately to the initial Face Amount and any increase in Face Amount.

Death Benefit – the amount which is payable on the date of the Survivor’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Survivor’s death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – the amount of insurance coverage provided by the Policy Coverage or Rider Coverage, as shown in the Policy Specifications.

Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Money Market Investment Option to the Investment Options you chose.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Survivor.

Investment Option – a Variable Investment Option or Fixed Option.

Insured – a person on whose life the Policy is issued. Collectively referred to as the Insureds.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Minimum Death Benefit – the lowest Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.

Monthly Deduction End Date – the Policy Anniversary on and after which we do not deduct a monthly charge. The Monthly Deduction End Date for your Policy is shown in the Policy Specifications and does not change for the life of the Insureds.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0020598, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost. Any optional Rider which offers additional insurance coverage on either or both Insureds will have an initial face amount and any increase is also referred to as a “Coverage Layer”.

Risk Class – is based on an Insured’s gender, health, tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Survivor – the living Insured after one of the Insureds dies.

Tax Code – the Internal Revenue Code.

Total Face Amount – the sum of Face Amount of Policy Coverage and the Face Amounts of Annual Renewable Term Rider-Last Survivor or Surrender Value Enhancement Rider-Last Survivor.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – a Variable Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

PACIFIC SELECT ESTATE PRESERVER VI BASICS

Pacific Select Estate Preserver VI is a last survivor flexible premium variable life insurance policy that insures the lives of two people and pays Death Benefit Proceeds after both people have died.

When you buy a Pacific Select Estate Preserver VI life insurance Policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your registered representative will assist you in completing your application for the Policy. Your registered representative’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your signed application, we’ll issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your registered representative.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and
•	we receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your registered representative will review them with you no later than when the Policy is delivered. See How Premiums Work: Your initial premium for more information.

Your Policy will be In Force until one of the following happens:

•	the Survivor under the Policy dies
•	the grace period expires and your Policy lapses, or
•	you surrender your Policy.

If your Policy is not In Force when the Survivor dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insureds, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.

The Insureds
This Policy insures the lives of two people who are between the Ages of 20 and 90 at the time you apply for your Policy, and who have given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Survivor dies.

Each Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you as the Policy Owner will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while either Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Your Policy Date

Your Policy Date
This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It’s also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your registered representative may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.

Backdating your Policy
You can have your Policy backdated up to six months, as long as we approve it. In Ohio, your Policy can be backdated only three months.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Ages of the Insureds. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy
Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

•	the date your Policy is delivered to you and you paid initial premium, or
•	the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Timing of Payments, Forms and Requests

Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address. See Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Sending any application, premium payment, form, request or other correspondence to any other address may result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.

When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend
•	trading on the New York Stock Exchange is restricted
•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or
•	the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. Well pay interest at an annual rate of at least 2.5% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in the Income Benefits section.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your registered representative for a refund.

There are special rules for the free look period in certain states. You’ll find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. Generally, the free look period ends 10 days after you receive your Policy.

Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your registered representative if you have questions about your Free Look Right.

The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any Policy Debt from the amount we refund to you.

In most states, your refund will be based on the Accumulated Value of your Policy. In these states, we’ll allocate your Net Premiums to the Investment Options you’ve chosen. If you exercise your Free Look Right, your refund will be:

•	any charges or taxes we’ve deducted from your premiums
•	the Net Premiums allocated to the Fixed Options
•	the Accumulated Value allocated to the Variable Investment Options
•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.

In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the Net Premiums in the Money Market Investment Option until the Free Look Transfer Date. On that day, we’ll transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you’ve chosen.

The Free Look Transfer Date is the latest of the following:

•	15 days after we issue your Policy
•	when we consider your Policy to be In Force.

California insureds age 60 and over
For Policies issued in the state of California, if any Insured is Age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the Net Premiums in the Money Market Investment Option. On the day following the end of the 30-day free look period, we’ll automatically transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus.

If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you’ve made, less any Policy Debt.

You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

•	on your application
•	in writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the Policy. The refund will be:

•	any charges or taxes we’ve deducted from your premiums
•	the Net Premiums allocated to the Fixed Options
•	the Accumulated Value allocated to the Variable Investment Options
•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Statements and Reports We’ll Send You

We send the following statements and reports to Policy Owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to Pacific Life as undeliverable multiple times, we will discontinue mailing to your last known address. Pacific Life will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting PacificLife.com, or receive copies of documents from Pacific Life upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

•	transfers between Investment Options
•	initiate the dollar cost averaging and portfolio rebalancing service
•	change future premium allocation instructions
•	initiate Policy loans.

If you apply for your Policy in Florida, or, in most states, if you applied for your Policy prior to November 1, 2006, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Telephone and Electronic Authorization Form with us.

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Preserver VI Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

In some states we’ll hold your Net Premium payments in the Money Market Investment Option until the Free Look Transfer Date. Please turn to Your Free Look Right for details.

THE DEATH BENEFIT

We’ll pay Death Benefit Proceeds to your Beneficiary after the Survivor dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.

The minimum Face Amount for a Policy is $1,000. The minimum Total Face Amount when a Policy is issued is usually $100,000, but we may reduce this in some circumstances. You’ll find your Policy’s Total Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

The Death Benefit

This Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we’ll assume you’ve chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we’ll assume you’ve chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the deaths of both Insureds.

Choosing Your Death Benefit Option

You can choose one of the following three options for the Death Benefit on your application. The graphs below help you compare the options using several hypothetical examples.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.	Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

•	To elect Option C, both Insureds must be Age 80 or younger at the time the Policy is issued.

•	The maximum Death Benefit calculated under Option C will be stated in your Policy Specifications and will never exceed four times the Initial Total Face Amount of your Policy on the Policy Date. Once issued, the maximum Death Benefit will not change, even if you increase or decrease the Face Amount of your Policy or any Rider, unless a greater amount is necessary to satisfy the IRC Section 7702 Minimum Death Benefit requirements. We will not approve any increase in Face Amount to the Policy or any Rider that would cause the Death Benefit to exceed the maximum Death Benefit shown in your Policy Specifications.

Choosing a Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Minimum Death Benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.

Your Death Benefit Qualification Test affects the following:

•	premium limitations
•	amount of Minimum Death Benefit
•	monthly cost of insurance charges
•	flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

•	the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or
•	101% of the Policy’s Accumulated Value.

Under the test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Age, sex, and Risk Class of both Insureds. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges as of the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy was issued, in Policy Year 20 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium Factor” of 1.768748.

Guideline Premium Test
Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit is based on the Age of the younger Insured so it varies over time. It is 250% when the younger Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of death benefit percentages in Appendix A and in your Policy.

If you choose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate per $1,000 of the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below is based on the following:

•	the Insureds are a male non-smoker Age 56 and a female non-smoker Age 53 at the time the Policy was issued
•	Face Amount is $1,000,000
•	Accumulated Value at year 20 is $550,000
•	total premiums paid into the Policy at year 20 is $300,000
•	the Minimum Death Benefit under the Guideline Premium Test is $610,500.00 (Accumulated Value times a Death Benefit percentage factor of 111%)
•	the Minimum Death Benefit under the Cash Value Accumulation Test is $972,811.40 (Net Single Premium factor of 1.768748)

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
Example A		two amounts
Death		Death Benefit
Benefit	How it’s	under	Minimum
Option	calculated	the Option	Death Benefit	Net Amount At Risk

Option A	Face Amount	$1,000,000	$610,500	$447,944.43
Option B	Face Amount plus Accumulated Value	$1,550,000	$610,500	$996,813.87
Option C	Face Amount plus premiums less distributions	$1,300,000	$610,500	$747,327.76

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit
Benefit	How it’s	under	Minimum
Option	calculated	the Option	Death Benefit	Net Amount At Risk

Option A	Face Amount	$1,000,000	$972,811.40	$447,944.43
Option B	Face Amount plus Accumulated Value	$1,550,000	$972,811.40	$996,813.87
Option C	Face Amount plus premiums less distributions	$1,300,000	$972,811.40	$747,327.76

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $1,400,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

•	$1,554,000 under the Guideline Premium Test ($1,400,000 times a death benefit factor of 111.1%)
•	$2,476,247.20 under the Cash Value Accumulation Test (Net Single Premium factor of 1.768748).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
Example B		two amounts
Death		Death Benefit
Benefit	How it’s	under	Minimum
Option	calculated	the Option	Death Benefit	Net Amount At Risk

Option A	Face Amount	$1,000,000	$1,554,000	$150,805.65
Option B	Face Amount plus Accumulated Value	$2,400,000	$1,554,000	$995,066.64
Option C1	Face Amount plus premiums less distributions	$1,300,000	$1,554,000	$150,805.65

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit
Benefit	How it’s	under	Minimum
Option	calculated	the Option	Death Benefit	Net Amount At Risk

Option A	Face Amount	$1,000,000	$2,476,247.20	$1,071,157.11
Option B	Face Amount plus Accumulated Value	$2,400,000	$2,476,247.20	$1,071,157.11
Option C	Face Amount plus premiums less distributions	$1,300,000	$2,476,247.20	$1,071,157.11

Estate Preservation Rider

This Rider provides a Death Benefit equal to the Face Amount of this Rider in the event that both Insureds under the Policy die during the first four policy years. This Rider is automatically included on any Policy where both Insureds are between Ages 20 and 75 and where neither Insured has a substandard Risk Class or is uninsurable. Certain Policies issued with a rated Risk Class may also be eligible. Ask us or your registered representative for more information regarding eligibility for this Rider.

If both Insureds die while the Rider is in effect, there is an additional death benefit paid equal to the Face Amount of the Estate Preservation Rider.

The Face Amount of this Rider is separate from the Total Face Amount of the Policy, but is based on the Face Amount of the Basic Coverage and any optional Annual Renewable Term Rider – Last Survivor or Surrender Value Enhancement Rider – Last Survivor. The Face Amount for the Estate Preservation Rider is shown in the Policy Specifications. The Face Amount of the Estate Preservation Rider cannot be increased. A decrease or termination of this Rider prior to the end of the four year term is allowed by Written Request.

This Rider is intended solely to provide a Death Benefit in the event that both Insureds under the Policy die during the first four Policy Years, and is not guaranteed to offset any estate or other tax liability. The Face Amount of this Rider does not contribute to the Total Face Amount of the Policy. The Face Amount of this Rider does not comprise a Coverage Layer under the Policy.

There is no charge for this Rider.

This Rider will terminate on the earliest of

•	your Written Request; or
•	termination of the Policy; or
•	four years from the Policy Date.

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Survivor dies. If that person dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that both Insureds died while the Policy was In Force, along with payment instructions. If both Insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger Insured died first.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue charges. We will pay the Death Benefit Proceeds within 2 months after we receive proof that both Insureds died while the Policy was In Force.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

Changing your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as at least one Insured is still living.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	Both Insureds or, if only one person is still living, the Survivor will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the total Face Amount, including any Riders, less than $100,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount:

•	Both Insureds must be alive and Age 90 or younger at the time of the increase.

•	You must give us satisfactory evidence of insurability for both Insureds.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $200 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, coverage charge and surrender charge.

•	We reserve the right to limit Face Amount increases to one per Policy Year.

Decreasing the Face Amount

Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.

Here are some additional things you should know about decreasing the Face Amount:

•	We’ll apply any decrease in the Face Amount in the following order:

•	to the most recent eligible increases you made to the Face Amount
•	to the initial Face Amount.

•	Each decrease you make to the Face Amount must be $10,000 or more.

•	We may deduct a surrender charge from your Policy’s Accumulated Value. We currently waive this charge. Please turn to Withdrawals, Surrenders and Loans and the SAI for information about the surrender charges.

•	We can refuse your request to decrease the Face Amount if making the change means:

•	your Policy will no longer qualify as life insurance
•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value
•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Optional Riders

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance professional to decide whether an optional benefit is appropriate for you.

More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Certain restrictions may apply and are described in the Rider or benefit. We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider or either of the two Policy Split Option Riders. Please see Variable Life Insurance and Your Taxes for more information.

•	Annual Renewable Term Rider-Individual (ARTR-I) Provides level or varying term insurance on either or both Insureds.

•	Annual Renewable Term Rider-Last Survivor (ARTR-LS) Provides annual renewal term insurance on both Insureds.

•	Enhanced Policy Split Option Rider Available to married couples, it splits the Policy into two policies without evidence of insurability.

•	Policy Split Option Rider Splits the Policy into two individual policies with evidence of insurability.

•	Surrender Value Enhancement Rider-Last Survivor (SVER-LS)
Provides additional Death Benefit protection on the Insureds in combination with the Face Amount of the Policy. The Rider may be purchased at Policy issue or any time the Policy is In Force, subject to evidence of insurability. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. You may request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations. The Rider is payable on the death of the Survivor.

The guaranteed monthly cost of insurance rate and monthly coverage charge will be shown in your Policy Specifications. Our current charges may be less than our guaranteed charges.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original SVER-LS Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s Death.

Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a Policy with an ARTR-LS and SVER-LS may result in a Face Amount equal to the Face Amount of a single Policy.

Depending on the Ages and Risk Classes of the Insureds, in some cases, the ARTR-LS and SVER-LS Riders may have lower charges than simply purchasing the Face Amount on a Policy alone. In some cases, the charges may be higher. Some charges are higher in the early years of the policy and/or rider, and some reduce with policy and/or rider duration.

In general, your Policy coverage offers the advantage of lower overall guaranteed charges than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with a ARTR-LS may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding a ARTR-LS will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.

Combining a Policy with a SVER-LS may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy, ARTR-LS and SVER-LS. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product or purchasing additional insurance benefits. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See How Premiums Work: Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer plan payments, which are paid automatically).

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.

You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank
•	by cashier’s check, if it originates in a U.S. bank
•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank
•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash
•	credit card or check drawn against a credit card account
•	traveler’s checks
•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less
•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a maximum premium load of 7.00% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.

When we allocate your first premium depends on the state where you signed your Policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your Free Look Right, we’ll hold your Net Premiums in the Money Market Investment Option until the Free Look Transfer Date, and then transfer them to the Investment Options you’ve chosen.

If you signed your application in a state that requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you’ve chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.

Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.

If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.

When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.

When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.

You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.

The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.

While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.

There is no charge for using this feature.

The models. Information concerning the portfolio optimization models is described below. You should review this information carefully before selecting or changing a model.

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A	Model B	Model C	Model D	Model E
Conservative	Moderate-Conservative	Moderate	Moderate-Aggressive	Aggressive

Investor Profile
You are looking for a relatively stable investment and do not tolerate short-term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Time Horizon◄———►Longer Investment Time Horizon

Investor Objective
Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics
There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.
		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk◄———►Higher Risk

Asset Class Target Exposure as of May 1, 2009

	Model A	Model B	Model C	Model D	Model E

Cash Equivalents	7%	5%	2%	—	—

Fixed Income	73	55	38	20%	5%

Domestic Equity	15	30	44	58	67

International Equity	5	10	16	22	28

Portfolio Optimization Model Target Allocations as of May 1, 2009
	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	1%	2%	2%

International Value	2%	3%	4	5	7

Long/Short Large-Cap	2	3	4	4	4

International Small-Cap	—	1	2	3	3

Equity Index	3	6	8	8	8

Small-Cap Index	—	—	—	—	2

Mid-Cap Value	—	2	3	3	3

Diversified Research	—	—	—	2	2

American Funds® Growth-Income	—	—	3	5	5

American Funds® Growth	—	1	2	2	3

Large-Cap Value	5	6	8	8	8

Short Duration Bond	11	8	3	2	—

Floating Rate Loan	8	6	3	—	—

Growth LT	—	2	3	3	4

Mid-Cap Equity	3	2	3	5	6

International Large-Cap	3	4	4	7	9

Small-Cap Value	—	1	1	2	2

Main Street® Core	—	2	3	3	3

Emerging Markets	—	—	3	4	5

Managed Bond	21	16	11	5	3

Inflation Managed	18	14	11	8	—

High Yield Bond	5	4	3	—	—

Large-Cap Growth	1	3	3	3	4

Mid-Cap Growth	—	2	2	3	4

Comstock	2	3	5	6	6

Real Estate	—	—	—	2	3

Small-Cap Equity	—	—	1	3	4

Diversified Bond	16	11	6	2	—

	Less Volatile◄———►More Volatile

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.

Persistency credit

Your Policy may be eligible for a persistency credit. Here’s how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent allocation instructions.

Beginning on your 16th Policy Anniversary, we may increase your annual persistency credit to 0.35%.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.50%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of five charges:

•	cost of insurance
•	administrative charge
•	coverage charge
•	asset charge
•	charges for optional Riders.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications. The guaranteed cost of insurance rate is $0 on and after the Monthly Deduction End Date.

The guaranteed rates include the insurance risks associated with insuring two people. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Ages and genders of the Insureds unless unisex rates are required. Gender blended tables are used for unisex cost of insurance rates. Unisex rates are used in the state of Montana.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

Choosing a guaranteed period
We guarantee our current cost of insurance rates. If, when the Policy is issued, the older Insured is:

•	Age 65 or younger, we guarantee the rates for 10 years
•	older than 65, but younger than 81, we guarantee the rates for 5 years
•	older than 80, we guarantee the rates for 1 year.

However, if either Insured is uninsurable, and the older Insured is Age 65 or younger, we guarantee the rates for 5 years. If either Insured is uninsurable, and the older Insured is Age 66 or older, we guarantee the rates for 1 year.

If the older Insured is Age 50 or younger, and neither Insured is uninsurable, you have the option to extend the guaranteed period to fifteen years. You can only do this when the Policy is issued and you cannot change the guaranteed period later.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have the same guaranteed period that you chose when the Policy was issued. This will be effective on the day of the increase. However, if on the day of the increase the older Insured is older than Age 50, or either Insured is uninsurable, the guaranteed period for the increase will be the guaranteed period which we offer for Age and insurability as of the day of the increase.

If you qualify for the 15-year guaranteed period, the guaranteed period you choose may affect the Accumulated Value and the initial Face Amount of your Policy, as well as the amount of premium you can pay. The shorter guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger Accumulated Value. The longer guaranteed period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.

There is no charge for extending the guaranteed period to fifteen years.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a Death Benefit that would be payable if both Insureds died, and the Accumulated Value of your Policy. We calculate it in two steps:

First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0020598.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional ARTR-LS and any optional SVER-LS, and each increase that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Administrative charge
We deduct a charge of $10.00 a Month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. The administrative charge is $0 on and after the Monthly Deduction End Date.

Coverage charge
We deduct a coverage charge every month to help cover the costs of distributing our Policies. Like other Policy charges, we may profit from the coverage charge and may use these profits for any lawful purpose, such as the payment of administrative costs.

Each Coverage Layer has its own coverage charge. The amount deducted monthly is the sum of the coverage charges calculated for each Coverage Layer in effect.

The coverage charge for your Policy at issue is calculated based on the Age and Risk Class of the Insureds and the Death Benefit Option you elect and multiplied by the initial Face Amount of your Policy.

Additional Coverage Layers will have a coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. We’ll specify the charge in a supplemental schedule of benefits at the time the new Coverage Layer goes into effect.

We’ll apply the charge for each Coverage Layer from the day that Coverage Layer goes into effect. If you decrease your Policy’s Face Amount, the coverage charge will remain the same.

The coverage charge per $1,000 for each Coverage Layer will remain level for 10 Policy Years from effective date, then is reduced in Policy Year 11 and thereafter. We may charge less than our guaranteed rate. The guaranteed coverage charges for your Policy will be shown in your Policy Specifications.

An example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Face Amount of $1,000,000:

The guaranteed coverage charge is $437.80 for years 1-10 and $252.18 for years 11 and thereafter. The current coverage charge is $437.80 for the first 10 years and $0.00 thereafter.

The coverage charge is $0 on and after the Monthly Deduction End Date.

Asset charge
We deduct an asset charge every month at a guaranteed maximum annual rate of 0.45% annually (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premium.

An example

For a Policy with Accumulated Value of $30,000 in the Investment Options, the maximum monthly asset charge is:

$9.59 (($25,000 × 0.0375%) + ($5,000 × 0.0042%) = $9.38 + $0.21)

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy
•	not making planned premium payments
•	the performance of your Investment Options
•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Survivor dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application
•	evidence of insurability satisfactory to us for each Insured who was alive on the date of lapse
•	a premium payment sufficient, after deduction of premium load, to:

•	cover all unpaid monthly charges and Policy loan interest that were due in the grace period, and
•	keep your Policy In Force for three months after the day your Policy is reinstated.

We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

•	Surrender charges and policy charges other than Cost of Insurance Charges will resume on their schedule as of the Monthly Payment Date when lapse occurred.
•	Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insureds’ Ages at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding on the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated. However, we will reinstate your Policy Debt if you ask us to in writing.

Short-Term No-Lapse Guarantee Rider

Subject to state availability, if you meet certain requirements, your Policy has a No Lapse Guarantee Rider (“No Lapse Rider”). The No Lapse Rider may continue your Policy if it would otherwise lapse. Here’s how it works:

You are eligible for the No Lapse Rider if:

•	The older Insured is younger than Age 80 when the Policy is issued.

•	You chose either Death Benefit Option A or B when applying for your Policy.

•	You did not select the optional ARTR-I.

•	If you selected the ARTR-LS, the term insurance provided is on a level, not varying, schedule.

•	Your application meets our underwriting requirements.

The No Lapse Rider is issued with a guarantee period based on the Age of the older Insured. The guarantee period will be at least five years, and never more than 25 years. The guarantee period of your No Lapse Rider is listed on your Policy Specifications.

The No Lapse Premium is an amount used during the guarantee period to determine the No Lapse Credit. The no lapse premium is shown on your Policy Specifications as the Initial Annual No Lapse Premium. The Rider is designed to remain in effect through the guarantee period if you pay at least one twelfth of this amount at the beginning of each Policy month, take no loans or withdrawals, and make no changes, scheduled or unscheduled, to your Policy coverage. However, the Rider may remain in effect even if premium payments are made in different patterns, if you take Policy loans or withdrawals, or there are changes in coverage amounts. Any change in Face Amount or coverage may cause a change in the No Lapse Premium, in which case we will inform you of the new No Lapse Premium.

The No Lapse Credit is a value used to determine if the Rider is in effect. It is calculated at the beginning of each Policy month during the guarantee period. The No Lapse Credit as of the Policy Date is equal to the premium paid less one-twelfth of the Initial Annual No Lapse Premium. On any other Monthly Payment Date, the No Lapse Credit is equal to:

•	the No Lapse Credit as of the prior Monthly Payment Date multiplied by (1 + i) where i equals 0.327374% if the No Lapse Credit is negative, otherwise it equals the rate shown in the Policy Specifications;
•	plus the premiums received since the prior Monthly Payment Date;
•	less withdrawals taken since the prior Monthly Payment Date; and
•	less one-twelfth of the then current No Lapse Premium.

For example, for a Policy with a No Lapse Premium of $838.61, a No Lapse Credit of $1,000.00 on the prior Monthly Payment Date and a monthly interest rate of 0.0% for accumulation of the No Lapse Credit if the No Lapse Credit is positive, where a withdrawal of $500.00 has been taken since the prior Monthly Payment Date and a premium payment of $100.00 was made on the current Monthly Payment Date, the No Lapse Credit on the current Monthly Payment Date will be $530.12.

If the No Lapse Credit less Policy Debt is equal to or greater than zero, the Rider is in effect. If the Rider has become ineffective because the No Lapse Credit is less than the Policy Debt, you may reinstate the benefit by paying sufficient premium or by repaying a sufficient portion of the loan balance. The premium payment or loan repayment necessary to reinstate the benefit is equal to the amount that would make the No Lapse Credit equal to the Policy Debt.

If your Policy does not have enough Accumulated Value, after subtracting any Policy Debt, to cover your monthly deduction on the Monthly Payment Date, and the Rider is in effect, your Policy will not enter the grace period, and will not lapse. Your Policy and all other Riders attached to your Policy will continue in effect under their terms during the guarantee period as long as the conditions for the Rider to be in effect are met.

When your Policy continues under the Rider, monthly deductions for your Policy will be accumulated as the AV pay-off account. Interest is charged on this amount at the monthly rate of 0.327374%, which is equivalent to 4% annually, and the result is stored in the AV pay-off account. Additional Net Premium, or loan repayment amounts, will first be used to reduce the amount of your AV pay-off account. Once the amount of the AV pay-off account has been repaid, any additional new Net Premium or loan repayment amounts will be allocated to the Investment Options according to your most recent instructions.

If your Policy is continued under the Rider at the time the guarantee period ends, you will need to pay sufficient additional premium or make a loan repayment to bring the AV pay-off account to zero and cover any future monthly deductions from your Policy, or your Policy will lapse.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Estate Preserver VI Basics.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. and the Van Eck World Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Money Market and High Yield Bond portfolios under that name.

BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

Allianz Global Investors Fund Management LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.

Pacific Life is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND		THE PORTFOLIO’S	PORTFOLIO
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Small-Cap Growth	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.
International Value	Long-term capital appreciation.	Equity securities of relatively large non-U.S. companies believed to be undervalued.	AllianceBernstein L.P.
Long/Short Large-Cap	Above-average total returns.	Equity securities of large-capitalization companies including both long and short positions.	Analytic Investors, LLC & J.P. Morgan Investment Management, Inc.
International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.
Mid-Cap Value	Long-term growth of capital.	Equity securities of mid-capitalization companies.	BlackRock Capital Management, Inc.
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 index® (including derivatives).	BlackRock Investment Management, LLC
Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC
Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company
American Funds Asset Allocation	High total returns (including income and capital gains) consistent with preservation of capital over the long term.	A master fund that invests in equity and fixed income securities of both U.S. and non-U.S. companies and in money market instruments.	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)
American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC
Technology	Long-term growth of capital.	Equity securities in the technology sector that the manager believes may benefit from technological improvements, advancements or developments.	Columbia Management Advisors, LLC
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.
Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.
Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

		THE PORTFOLIO’S	PORTFOLIO
PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Health Sciences	Long-term growth of capital.	Equity and equity-related securities of companies in the health sciences sector. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Jennison Associates LLC
Mid-Cap Equity	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group LLC
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street Core	Long-term growth of capital and income.	Equity securities of companies of different capitalization ranges with a focus on large capitalization U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Asset Management
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Asset Management
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indexes.	Pacific Investment Management Company LLC
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Pacific Dynamix – Conservative Growth	Current income and moderate growth of capital.	Targets an equity/debt blend of 40/60 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth	Long-term growth of capital and low to moderate income.	Targets an equity/debt blend of 60/40 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth	Moderately high, long-term growth of capital with low, current income.	Targets an equity/debt blend of 80/20 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	UBS Global Asset Management (Americas) Inc.
Comstock	Long-term growth of capital.	Equity securities of companies believed to have the potential for long-term growth of capital and income.	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and REOCs.	Van Kampen
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.
Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	Western Asset Management Company

BLACKROCK VARIABLE			PORTFOLIO
SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited
BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited

FIDELITY VARIABLE
INSURANCE PRODUCTS			PORTFOLIO
FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR
Fidelity VIP Freedom Income Service Class 2	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2010 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2020 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2025 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR
Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR
Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR

PORTFOLIO
JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Overseas Portfolio Service Class (formerly International Growth Portfolio Service Class)	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC
INTECH Risk-Managed Core Portfolio Service Class	Long-term growth of capital.	Common stocks from the universe of the Portfolio’s benchmark index, which is the S&P 500® Index.	INTECH Investment Management LLC
Enterprise Portfolio Service Class (formerly Mid Cap Growth Portfolio Service Class)	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT			PORTFOLIO
SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Lazard Retirement US Strategic Equity Portfolio	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS			PORTFOLIO
VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies the portfolio manager believes are experiencing, or will experience, growth of earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index.	ClearBridge Advisors, LLC
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	ClearBridge Advisors, LLC

MFS VARIABLE			PORTFOLIO
INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company
MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PORTFOLIO
PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

NACM Small Cap Portfolio (formerly OpCap Small Cap Portfolio)	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	Nicholas-Applegate Capital Management LLC

T. ROWE PRICE EQUITY			PORTFOLIO
SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE			PORTFOLIO
INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Pacific Select Estate Preserver VI Basics.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio
•	any dividends or distributions paid by the underlying portfolio
•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see About Pacific Life.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.5%.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all Pacific Life policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your registered representative or contact us.

Transferring Among Investment Options and Market-timing Restrictions

Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Preserver VI Basics.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, American Funds Asset Allocation, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, Janus Aspen Series Overseas Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options 30 days prior to and 30 days after each Policy Anniversary. However, if your Policy was issued in Connecticut, Georgia, Maryland, North Dakota, or Pennsylvania, you can make transfers to the Fixed Account any time during the first 18 months of your Policy. If you live in North Carolina, you can make transfers to the Fixed Account any time during the first 24 months of your Policy as long as your Policy is not in the grace period.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to the greater of:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 in a policy year.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and
•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.

You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your policy’s accumulated value out of the investment options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Survivor dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Total Face Amount.

If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Total Face Amount. During each of the first 15 Policy Years you may make one withdrawal of up to the greater of $10,000 or 10% of the Net Cash Surrender Value on the date of the withdrawal without reducing your Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

Taking Out a Loan

You can borrow money from us any time after the free look period. The minimum amount you can borrow is $200, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Preserver VI Basics.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 2.5%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.5% on the amount in the Loan Account.

How much you can borrow
The maximum amount you may borrow on any date is equal to the Accumulated Value less:

•	three times the most recent monthly deduction;

•	any surrender charge; and

•	any existing Policy Debt.

An example of how much you can borrow

For a Policy in Policy Year 5 with:

• Accumulated Value of $100,000

• Policy Debt of $60,000

• a most recent monthly charge of $225

• a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.

The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.
•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.
•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary
•	the Cash Surrender Value if you surrender your Policy.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options
•	how long you would like to receive regular income
•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while either Insured is still living.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	Well send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Years, well deduct a surrender charge.

•	Each Coverage Layer has a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge factors and associated with the increase.

During the first policy month, the Surrender Charge is equal to the initial amount reduced by 1/12 of the reduction factor. After the first policy month, the surrender charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until the charge becomes $0 after the End Year. The Initial Amount, Reduction Factor and End Year are shown in the Table of Surrender Charge Factors in your Policy Specifications.

Example

For a Policy that insures a male non-smoker Age 56 and a female non-smoker Age 53 when the Policy is issued, with a Face Amount of $1,000,000

Initial Amount = $12,690.00
Reduction Factor = $1,269.00
End Year = 10

In Policy month 1, the surrender charge is: $12,584.25 ($12,690.00 – (1,269.00 ÷ 12))

There’s no surrender charge on any Coverage Layer after 10 Policy Years from the date the Coverage Layer is effective.

•	We guarantee the surrender charge rates will not increase.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

If your Policy is issued in Texas, if you surrender your Policy within 30 days of your Policy Anniversary, the Accumulated Value in the Fixed Options will not be less than it was on that Policy Anniversary as long as you have not made any transfers, withdrawals or Policy loans during such time.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Paying the Death Benefit in the Case of Suicide

If both Insureds commit suicide, or if the Survivor commits suicide, within two years of the Policy Date, while sane or insane, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.

If you reinstate your Policy and both Insureds commit suicide, or if the Survivor commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If both Insureds commit suicide, or if the Survivor commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1)	any such increase in Total Face Amount will be excluded;
2)	refund of the portion of monthly deductions associated with any such increase will be included; and
3)	premium load associated with the portion of monthly deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated
•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid
•	reissued with any reduction in cash value, or
•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased Age or changed health of the Insureds;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Policy Exchange

If your Policy is issued in Connecticut, Georgia, Maryland or North Dakota, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.

The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class under this Policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.

Errors on Your Application

If the gender or Age of either Insured is stated incorrectly on your application and is discovered on or after the death of either Insured, the Death Benefit under your Policy will be the greater of the following:

•	the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insureds gender and Age, or
•	the Minimum Death Benefit for the correct gender and Age

If either Insureds gender or Age is misstated in the application and it is discovered before the death of either Insured, we will not recalculate the Accumulated Value, but we will use the correct gender and Age of the Insured in calculating future monthly deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insureds, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insureds, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to either Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance, however, do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the people insured by the policy
•	life insurance policies that continue coverage beyond Age 100 or other advanced ages
•	certain tax requirements relating to joint survivorship life insurance policies.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the Tax Code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

We reserve the right to make changes to the Policy if we deem the changes appropriate to continue to qualify your Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. This includes excluding the Death Benefit from the gross income of the Beneficiary.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned Policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	The investment in the contract is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old
•	you’re receiving an amount because you’ve become disabled
•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy Becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

Policy Riders

Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefits Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.

However, benefits under the Rider will be taxed, if they are paid to someone other than a person insured by the Policy, and either Insured:

•	is a director, officer or employee of the person receiving the benefit, or
•	has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax code. We may reserve the right (but are not obligated) to modify the Rider to conform under Tax Code requirements.

Policy Split Option Rider
This Rider allows a Policy to be split into two individual policies. If the split is not treated as a nontaxable exchange, it could result in the recognition of taxable income up to any gain or income in the Policy at the time of the split.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2008, we had $214.8 billion of individual life insurance in force and total admitted assets of approximately $83.7 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc. or the Van Eck World Insurance Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or
•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws
•	register or deregister the Separate Account under securities law
•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts
•	combine one or more Variable Accounts
•	create a committee, board or other group to manage the Separate Account
•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.

We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification
•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable
•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We have entered into administrative and/or service agreements with certain Funds which pay us for administrative and other services, including, but not limited to, certain communications and support services. The fees are based on an annual percentage of average daily net assets of certain Fund portfolios purchased by us at Contract Owner’s instructions. Currently, the fees received do not exceed an annual percentage of 0.40% and each Fund may not pay the same annual percentage. Because we receive such fees, we may be subject to competing interests in making these Funds available as Investment Options under the Contracts.

BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Class) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each

Legg Mason Partners Variable Equity Trust portfolio held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio of (Service Class) shares held by our separate accounts. Allianz Global Investors Fund Management LLC, pays us for each Premier VIT portfolio held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck Worldwide Insurance Trust portfolio held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the people to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, coverage charge amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 per Insured at the time you request us to change your Risk Class.

State Regulation

On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

Consistent with well established industry and SEC practice, we do not believe that we are subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the Exchange Act) as depositor of the separate account or any other variable separate account for which we act as depositor. Nevertheless, to the extent the SEC takes the position that insurance company depositors of variable insurance product separate accounts registered with the SEC are subject to the periodic reporting requirements of the Exchange Act, we intend to rely upon the exemption from those requirements set forth in Rule 12h-7 under the Exchange Act to the extent necessary to avoid any such periodic reporting obligation.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2008 and 2007 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008 are contained in the SAI.

APPENDIX A – DEATH BENEFIT CALCULATION TABLES

Guideline Premium Test
Death Benefit Percentages

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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APPENDIX: B – STATE LAW VARIATIONS

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in the District of Columbia, Maryland, and Michigan you may return this policy within 10 days of policy delivery, or 45 days from the date you signed the application, whichever is later.

For policies issued in Indiana, policies returned within the free look period can be delivered or mailed to us, to the registered representative who delivered it to you, or any registered representative of the Insurer. We will then cancel this Policy as of the Policy Date and refund any premium paid.

For policies issued in Florida, you may return this policy within 14 days of policy issue.

HOW MUCH YOU CAN BORROW

Loan Amount Available

For policies issued in Arizona and Maine, your loan amount available equals the Net Cash Surrender Value.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in Alabama, Arizona, Arkansas, Iowa, and Louisiana, all references to reinstatement have been removed.

For policies issued in Colorado and Missouri, the suicide exclusion period is one year.

YOUR INVESTMENT OPTIONS

Fixed Options

For policies issued in Maryland, the minimum guaranteed rate that is applied to the Accumulated Value in the Fixed Options will not be less than 2.5% after the monthly Asset Charge is applied.

OWNERS, THE INSURED, AND BENEFICIARIES

The Insured

For policies issued in Massachusetts and Pennsylvania, the issue age limits are Age 20-80 with a minimum Total Face Amount of $200,000.

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PACIFIC SELECT ESTATE PRESERVER VI	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Preserver VI variable life insurance policy is underwritten by Pacific Life Insurance Company.
You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2009. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling 1-800-800-7681.

If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

1-800-800-7681
5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467
VULTransactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
1-202-551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-153022

Visit us at our website: www.PacificLife.com

15-28946-01 5/09

Pacific Life Insurance Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

CHANGE SERVICE REQUESTED

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

PACIFIC SELECT ESTATE PRESERVER VI

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Preserver VI is a last survivor variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2009, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

1-800-800-7681

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MORE ON THE OPTIONAL RIDERS

We offer optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Survivor has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have Policy Debt, we will reduce the accelerated benefit proceeds payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Death Benefit under your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

You may purchase this Rider at Policy issue or any time while the Policy is In Force. The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Annual Renewable Term Rider — Individual (ARTR-I)

Provides term insurance on either Insured or individually on both Insureds and is renewable annually until the Policy terminates. The Death Benefit is payable at the death of the Insured covered by the Rider. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. You may purchase the Rider at Policy issue or any time the Policy is In Force, subject to satisfactory evidence of insurability. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance based on the Age and Risk Class of the Insured under this Rider on the effective date of the increase. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original ARTR-I Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy. In addition, coverage under this Rider on any individual Insured will terminate on the earlier of the death of that individual Insured, or the date that individual Insured reaches Age 121.

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Annual Renewable Term Rider — Last Survivor (ARTR-LS)

Provides term insurance on the Insureds and is renewable annually until the Policy terminates. The Rider may be purchased at Policy issue or any time the Policy is In Force, subject to evidence of insurability. The Rider is available for Insureds Age 20 through 90 at the time of Rider issue. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The Rider is payable on the death of the Survivor, and modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the policy plus the Face Amount of the Rider, or 2) the Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen.

The guaranteed monthly cost of insurance rate and monthly coverage charge will be shown in your Policy Specifications. Our current cost of insurance rates are lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance rates. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $200 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original ARTR-LS Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy, or upon the Survivor’s death.

Enhanced Policy Split Option Rider

Allows the Policy to be split into two individual policies, without evidence of insurability. This Rider is available only to married couples. This Rider will be included automatically with all Policies where the older Insured is issue Age 79 or less, and where neither Insured has a substandard Risk Class or is uninsurable.

You may exercise this option within 90 days after the day that the Federal Unlimited Marital Deduction is actually reduced, as a result of the enactment of a new federal estate tax law, which because of the reduction, could result in an increase in the federal estate tax liability at the first death of the two Insureds under the Policy.

The exchange may be made to any single life policy that we regularly issue at the time of exchange, subject to our approval. We waive the surrender charge on your original Policy, but any surrender charges applicable to the new policy will apply to the new policies.

The face amount of each new policy may be for any amount you choose, up to one half of the Policy’s Face Amount, including the Face Amount under any ARTR-LS or SVER-LS attached to the Policy, both as of the date of the exchange. You must give your written consent if the face amounts of the two new policies are not equal. The original Policy’s Cash Surrender Value will be allocated as premiums to the two new policies in proportion to the face amount of the new policies. We will waive any Policy charge normally charged to cover our expenses arising from any state or federal tax charged to us due to the exchange. Policy Debt will also be split in proportion to the face amount of the new policies.

The Rider will terminate on the earliest of your Written Request, the date of the first death of the two Insureds, on lapse or termination of the Policy, when the older of the two Insureds reaches Age 80, or upon exercise of this Rider.

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Policy Split Option Rider

Allows the Policy to be split into two individual policies subject to satisfactory evidence of insurability on each Insured. The exchange may be made to any individual flexible premium adjustable life insurance policy that we regularly issue at the time of exchange, subject to our approval. A $200 administrative fee may be deducted from the original Policy’s Accumulated Value on the effective date of the exchange. Although not anticipated, we reserve the right to charge for any state or federal taxes incurred upon exercise of this Rider.

The original Policy’s Accumulated Value, Policy Debt and Cash Surrender Value are split in proportion to the Face Amount. We waive the surrender charge on your original Policy.

The Rider will terminate on the date of the first death of the two Insureds, on lapse or termination of the Policy, or upon exercise of this Rider.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.

Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If

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we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of both Insureds.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.
•	We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.
•	If you cancel this service, you must wait 30 days to begin it again.

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•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

•	We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.
•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.
•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.
•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.
•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.
•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

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We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of both Insureds, as well as the Death Benefit Option you choose, for each $1,000 of the initial Face Amount of your Policy. Each Coverage Layer has a surrender charge, based on the Face Amount of each Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge factors and associated with the increase.

During the first policy month, the Surrender Charge is equal to the initial amount reduced by 1/12 of the reduction factor. After the first policy month, the surrender charge decreases on each Monthly Payment Date by 1/12 of the reduction factor until the charge becomes $0 after the End Year. The Initial Amount, Reduction Factor and End Year are shown in the Table of Surrender Charge Factors in your Policy Specifications.

The most we will assess on any surrendered Coverage Layer is $39.28 per $1,000 of Face Amount.

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Please refer to your Policy and any supplemental schedule of benefits for surrender charges.

An example

For a Policy:

•	that insures a male non-smoker Age 56 and a female non-smoker, Age 53 when the Policy is issued

•	with an initial Face Amount of $2,000,000

For Death Benefit Option A
	or Option C	For Death Benefit Option B,
	the surrender charge is:	the surrender charge is:

First Policy Year	$25,380.00 (($2,000,000 ÷ $1,000) × 12.69)	$33,400.00 (($2,000,000 ÷ $1,000) × 16.70)
End of third Policy Year	$17,766.00 ($25,380.00 – (($25,380.00 ÷ 10) × 1/12 × 36 months))	$23,380.00 ($33,400.00 – (($33,400.00 ÷ 10) × 1/12 × 36 months))

Changes in Face Amount

Net premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value.

If you increase the Face Amount of your base Policy, add an ARTR-I, ARTR-LS and/or SVER-LS, and/or increase the Face Amount of such a Rider, we do not change the above allocations. Instead, to determine the cost of insurance charge on each Coverage Layer, as described in the prospectus under Your Policy’s Accumulated Value, we discount the total Death Benefit for all Coverage Layers that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current COI rate for that Coverage Layer.

If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions, subject to a maximum Death Benefit disclosed in your Policy Specifications. If you elect Death Benefit Option C and your Policy’s Death Benefit equals the maximum Death Benefit as shown in your Policy Specifications, the Death Benefit provided by each Coverage Layer will be reduced proportionately for purposes of calculating the Net Amount At Risk. Unless you tell us which Coverage Layer(s) to reduce.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life

7

insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

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Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

MORE ON PACIFIC LIFE AND THE POLICIES

How We’re Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this Policy in 2008 was $68,075.52 respectively of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, and in some cases commissions on premiums paid up to the first target premium may be up to 112%, but the most common schedule of commissions we pay is:

•	100% of premiums paid up to the first target premium
•	2% of premiums paid thereafter.

The target premium for your policy equals your sales load target, as described under How Premiums Work: Deductions from your premium in the prospectus. You’ll find the sales load target for your Policy in your Policy Specifications. The sales load target is equal to the Fixed LT Enhanced Guarantee Amount shown in your Policy Specifications.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may

9

present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 35% of premiums paid to the first target premium, but generally does not exceed 14% of commissions on premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

As of December 31, 2008, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: American International Group, AIM Systems Inc, Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Linsco Private Ledger , M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Financial Partners & National Financial Partners Insurance Services Inc., National Planning Corp., Ogilvie Securities, Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sunamerica Securities, Suntrust Investment Services, United Planners, USA Advanced Planners, Walnut Street Securities, Waterstone Financial Group, Inc., World Group Securities and Workman Securities Corp.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

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The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

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•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Money Market Variable Account

The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

12

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2008 and 2007 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2008 and 2007 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008 as well as the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this

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SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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Form No. 15-28947-01

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Small-Cap Growth, International Value, Long/Short Large-Cap, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Equity (formerly named Mid-Cap Value), Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Money Market, High Yield Bond, Managed Bond, Inflation Managed, Comstock, Mid-Cap Growth, Real Estate, Small-Cap Equity, Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, International Growth Service Class, INTECH Risk-Managed Core Service Class, Mid Cap Growth Service Class, US Strategic Equity, Legg Mason Partners Variable Aggressive Growth — Class II, Legg Mason Partners Variable Mid Cap Core — Class II, MFS® New Discovery Series Service Class, MFS Utilities Series Service Class, NACM Small Cap (formerly named OpCap Small Cap), T. Rowe Price Blue Chip Growth — II, T. Rowe Price Equity Income — II, and Van Eck Worldwide Hard Assets Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2008, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 27, 2009

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund
Small-Cap Growth	Small-Cap Growth	4,498,756	$45,731,142	$28,720,280
International Value	International Value	17,132,951	255,214,234	149,496,250
Long/Short Large-Cap (1)	Long/Short Large-Cap	1,799,873	17,793,933	11,789,337
International Small-Cap	International Small-Cap	2,800,205	27,188,149	15,110,857
Equity Index	Equity Index	17,736,784	477,156,871	347,463,796
Small-Cap Index	Small-Cap Index	19,802,151	258,434,104	154,492,815
Diversified Research	Diversified Research	4,897,099	57,657,519	33,277,821
Equity	Equity	2,334,604	44,668,698	26,180,296
American Funds® Growth-Income	American Funds Growth-Income	6,321,203	75,175,677	45,926,125
American Funds Growth	American Funds Growth	6,745,440	85,727,676	46,308,940
Large-Cap Value	Large-Cap Value	11,397,868	144,682,838	98,977,739
Technology	Technology	3,379,314	20,832,582	10,078,432
Short Duration Bond	Short Duration Bond	4,752,637	45,508,033	41,850,949
Floating Rate Loan	Floating Rate Loan	1,141,299	10,477,846	7,029,321
Diversified Bond	Diversified Bond	2,702,861	26,661,013	23,379,628
Growth LT	Growth LT	12,222,372	222,999,298	162,407,193
Focused 30	Focused 30	3,957,140	52,627,070	29,783,957
Health Sciences	Health Sciences	2,350,471	24,776,606	17,348,608
Mid-Cap Equity (2)	Mid-Cap Equity (2)	13,586,226	222,295,807	118,162,054
Large-Cap Growth	Large-Cap Growth	9,009,919	65,838,012	33,179,234
International Large-Cap	International Large-Cap	26,322,761	214,216,194	121,327,371
Small-Cap Value	Small-Cap Value	5,363,772	74,772,698	48,025,792
Multi-Strategy	Multi-Strategy	5,242,740	80,413,585	48,183,764
Main Street® Core	Main Street Core	7,458,185	140,168,562	98,370,795
Emerging Markets	Emerging Markets	9,356,650	157,901,449	82,376,006
Money Market	Money Market	29,427,388	298,031,088	297,173,391
High Yield Bond	High Yield Bond	14,193,547	90,471,560	66,222,986
Managed Bond	Managed Bond	35,985,371	400,360,757	378,720,053
Inflation Managed	Inflation Managed	15,506,456	178,842,162	154,324,471
Comstock	Comstock	7,634,071	77,526,922	45,345,246
Mid-Cap Growth	Mid-Cap Growth	6,785,646	61,446,852	32,213,009
Real Estate	Real Estate	6,157,004	116,277,930	54,036,421
Small-Cap Equity	Small-Cap Equity	1,570,185	19,508,966	14,496,388

	M Fund, Inc.
I	Brandes International Equity	6,277,218	109,411,128	59,256,940
II	Turner Core Growth	2,263,386	36,913,777	21,954,848
III	Frontier Capital Appreciation	2,159,999	52,022,704	29,764,790
V	Business Opportunity Value	2,641,561	31,066,262	20,313,602

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	649,896	8,624,124	5,407,134
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	1,968,197	27,296,230	22,240,623

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	2,356,370	64,915,931	35,675,444
Fidelity VIP Freedom Income Service Class 2	Fidelity VIP Freedom Income Service Class 2	38,771	371,581	353,588
Fidelity VIP Freedom 2010 Service Class 2	Fidelity VIP Freedom 2010 Service Class 2	48,015	466,928	394,202
Fidelity VIP Freedom 2015 Service Class 2	Fidelity VIP Freedom 2015 Service Class 2	88,156	912,345	719,351
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	98,899	1,062,672	760,537
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	223,273	2,758,038	1,667,846
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	90,506	970,686	643,494
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	176,774	6,974,871	4,120,601
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	1,061,592	32,658,964	19,236,041
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	276,686	2,733,223	1,372,361

	Janus Aspen Series
International Growth Service Class	Janus Aspen International Growth Service Class	708,572	34,889,931	18,429,967
INTECH Risk-Managed Core Service Class	Janus Aspen INTECH Risk-Managed Core Service Class	31,704	291,077	251,096
Mid Cap Growth Service Class	Janus Aspen Mid Cap Growth Service Class	133,194	4,576,216	2,757,111

	Lazard Retirement Series, Inc.
US Strategic Equity	Lazard Retirement U.S. Strategic Equity	13,423	109,860	87,381

See Notes to Financial Statements	See explanation of references on I-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2008

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth — Class II	Legg Mason Partners Variable Aggressive Growth - Class II	31,340	$377,458	$303,371
Legg Mason Partners Variable Mid Cap Core — Class II	Legg Mason Partners Variable Mid Cap Core - Class II	766,545	8,287,069	6,147,692

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	66,028	747,949	528,886
MFS Utilities Series Service Class	MFS Utilities Series Service Class	149,612	4,202,619	2,694,520

	Premier VIT
NACM Small Cap (3)	NACM Small Cap (3)	59,448	1,397,118	797,193

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth - II	486,922	5,177,013	3,262,380
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income - II	1,291,014	29,212,232	18,474,408

	Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets	Van Eck Worldwide Hard Assets	2,245,001	74,199,667	42,093,770

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(2)	Formerly named Mid-Cap Value Variable Account and Mid-Cap Value Portfolio.

(3)	Formerly named OpCap Small Cap Variable Account and OpCap Small Cap Portfolio.

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

	Variable Accounts
	Small-Cap	International	Long/Short	International	Equity	Small-Cap	Diversified
	Growth	Value	Large-Cap	Small-Cap	Index	Index	Research

ASSETS
Investments in portfolios, at value	$28,720,280	$149,496,250	$11,789,337	$15,110,857	$347,463,796	$154,492,815	$33,277,821
Receivables:
Due from Pacific Life Insurance Company	—	29,758	—	—	—	31,545	6,045
Fund shares redeemed	2,762	—	17,329	9,022	51,539	—	—

Total Assets	28,723,042	149,526,008	11,806,666	15,119,879	347,515,335	154,524,360	33,283,866

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	2,736	—	17,326	9,012	51,533	—	—
Fund shares purchased	—	29,750	—	—	—	31,545	6,029
Other	—	—	—	—	—	29	—

Total Liabilities	2,736	29,750	17,326	9,012	51,533	31,574	6,029

NET ASSETS	$28,720,306	$149,496,258	$11,789,340	$15,110,867	$347,463,802	$154,492,786	$33,277,837

Units Outstanding	3,474,237	8,230,656	1,785,967	2,683,144	9,749,024	12,603,955	3,700,234

Accumulation Unit Value	$8.27	$18.16	$6.60	$5.63	$35.64	$12.26	$8.99

Cost of Investments	$45,731,142	$255,214,234	$17,793,933	$27,188,149	$477,156,871	$258,434,104	$57,657,519

		American Funds	American Funds	Large-Cap		Short Duration	Floating
	Equity	Growth-Income	Growth	Value	Technology	Bond	Rate Loan

ASSETS
Investments in portfolios, at value	$26,180,296	$45,926,125	$46,308,940	$98,977,739	$10,078,432	$41,850,949	$7,029,321
Receivables:
Due from Pacific Life Insurance Company	5,103	—	—	—	41,444	—	—
Fund shares redeemed	—	13,684	62,762	19,827	—	32,086	32,940

Total Assets	26,185,399	45,939,809	46,371,702	98,997,566	10,119,876	41,883,035	7,062,261

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	13,684	62,762	19,701	—	32,058	32,940
Fund shares purchased	5,096	—	—	—	41,443	—	—
Other	—	1,864	58	—	—	—	7

Total Liabilities	5,096	15,548	62,820	19,701	41,443	32,058	32,947

NET ASSETS	$26,180,303	$45,924,261	$46,308,882	$98,977,865	$10,078,433	$41,850,977	$7,029,314

Units Outstanding	3,103,463	5,619,154	5,627,232	8,744,818	2,581,728	3,900,654	1,012,929

Accumulation Unit Value	$8.44	$8.17	$8.23	$11.32	$3.90	$10.73	$6.94

Cost of Investments	$44,668,698	$75,175,677	$85,727,676	$144,682,838	$20,832,582	$45,508,033	$10,477,846

	Diversified	Growth	Focused	Health	Mid-Cap	Large-Cap	International
	Bond	LT	30	Sciences	Equity (1)	Growth	Large-Cap

ASSETS
Investments in portfolios, at value	$23,379,628	$162,407,193	$29,783,957	$17,348,608	$118,162,054	$33,179,234	$121,327,371
Receivables:
Due from Pacific Life Insurance Company	23,513	17,001	—	—	18,973	22,849	—
Fund shares redeemed	—	—	2,675	18,545	—	—	10,193

Total Assets	23,403,141	162,424,194	29,786,632	17,367,153	118,181,027	33,202,083	121,337,564

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	2,675	18,536	—	—	10,173
Fund shares purchased	23,513	16,981	—	—	18,973	22,814	—
Other	—	—	17	—	25	—	—

Total Liabilities	23,513	16,981	2,692	18,536	18,998	22,814	10,173

NET ASSETS	$23,379,628	$162,407,213	$29,783,940	$17,348,617	$118,162,029	$33,179,269	$121,327,391

Units Outstanding	2,379,452	5,471,535	3,634,894	1,580,888	7,822,686	7,385,240	14,676,980

Accumulation Unit Value	$9.83	$29.68	$8.19	$10.97	$15.11	$4.49	$8.27

Cost of Investments	$26,661,013	$222,999,298	$52,627,070	$24,776,606	$222,295,807	$65,838,012	$214,216,194

(1)	Formerly named Mid-Cap Value Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008

	Variable Accounts
	Small-Cap	Multi-	Main Street	Emerging	Money	High Yield	Managed
	Value	Strategy	Core	Markets	Market	Bond	Bond

ASSETS
Investments in portfolios, at value	$48,025,792	$48,183,764	$98,370,795	$82,376,006	$297,173,391	$66,222,986	$378,720,053
Receivables:
Due from Pacific Life Insurance Company	5,219	29,528	—	74,300	860,658	204,883	—
Fund shares redeemed	—	—	21,391	—	—	—	163,052

Total Assets	48,031,011	48,213,292	98,392,186	82,450,306	298,034,049	66,427,869	378,883,105

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	21,379	—	—	—	163,036
Fund shares purchased	5,213	29,516	—	74,300	860,658	204,865	—
Other	—	—	—	42	56	—	—

Total Liabilities	5,213	29,516	21,379	74,342	860,714	204,865	163,036

NET ASSETS	$48,025,798	$48,183,776	$98,370,807	$82,375,964	$297,173,335	$66,223,004	$378,720,069

Units Outstanding	3,018,819	1,679,534	2,911,427	4,798,685	12,712,480	2,132,137	9,106,840

Accumulation Unit Value	$15.91	$28.69	$33.79	$17.17	$23.38	$31.06	$41.59

Cost of Investments	$74,772,698	$80,413,585	$140,168,562	$157,901,449	$298,031,088	$90,471,560	$400,360,757

	Inflation		Mid-Cap	Real	Small-Cap
	Managed	Comstock	Growth	Estate	Equity	I	II

ASSETS
Investments in portfolios, at value	$154,324,471	$45,345,246	$32,213,009	$54,036,421	$14,496,388	$59,256,940	$21,954,848
Receivables:
Due from Pacific Life Insurance Company	—	—	25,097	78,428	—	—	118,341
Fund shares redeemed	153,581	22,970	—		85	115,859	—

Total Assets	154,478,052	45,368,216	32,238,106	54,114,849	14,496,473	59,372,799	22,073,189

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	153,581	22,950	—	—	77	115,843	—
Fund shares purchased	—	—	25,097	78,418	—	—	118,341
Other	30	—	15	—	—	—	8

Total Liabilities	153,611	22,950	25,112	78,418	77	115,843	118,349

NET ASSETS	$154,324,441	$45,345,266	$32,212,994	$54,036,431	$14,496,396	$59,256,956	$21,954,840

Units Outstanding	4,059,495	5,767,472	5,938,701	2,452,417	1,349,982	2,613,074	1,546,955

Accumulation Unit Value	$38.02	$7.86	$5.42	$22.03	$10.74	$22.68	$14.19

Cost of Investments	$178,842,162	$77,526,922	$61,446,852	$116,277,930	$19,508,966	$109,411,128	$36,913,777

			BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP
			Basic Value	Global Allocation	Contrafund	Freedom Income	Freedom 2010
	III	V	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$29,764,790	$20,313,602	$5,407,134	$22,240,623	$35,675,444	$353,588	$394,202
Receivables:
Due from Pacific Life Insurance Company	110,527	85,148	707	—	57,836	—	—
Fund shares redeemed	—	—	—	6,705	—	—	—

Total Assets	29,875,317	20,398,750	5,407,841	22,247,328	35,733,280	353,588	394,202

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	6,700	—	—	—
Fund shares purchased	110,527	85,148	703	—	57,836	—	—
Other	5	7	—	—	20	—	—

Total Liabilities	110,532	85,155	703	6,700	57,856	—	—

NET ASSETS	$29,764,785	$20,313,595	$5,407,138	$22,240,628	$35,675,424	$353,588	$394,202

Units Outstanding	1,347,597	1,829,893	678,596	1,864,286	4,143,220	39,492	53,161

Accumulation Unit Value	$22.09	$11.10	$7.97	$11.93	$8.61	$8.95	$7.42

Cost of Investments	$52,022,704	$31,066,262	$8,624,124	$27,296,230	$64,915,931	$371,581	$466,928

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2008

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in portfolios, at value	$719,351	$760,537	$1,667,846	$643,494	$4,120,601	$19,236,041	$1,372,361
Receivables:
Due from Pacific Life Insurance Company	—	1,912	2	3,890	125	2,200	2,653

Total Assets	719,351	762,449	1,667,848	647,384	4,120,726	19,238,241	1,375,014

LIABILITIES
Payables:
Fund shares purchased	—	1,912	—	3,890	125	2,189	2,653
Other	—	—	—	—	—	—	3

Total Liabilities	—	1,912	—	3,890	125	2,189	2,656

NET ASSETS	$719,351	$760,537	$1,667,848	$643,494	$4,120,601	$19,236,052	$1,372,358

Units Outstanding	100,154	115,177	259,035	106,664	543,659	2,118,100	218,478

Accumulation Unit Value	$7.18	$6.60	$6.44	$6.03	$7.58	$9.08	$6.28

Cost of Investments	$912,345	$1,062,672	$2,758,038	$970,686	$6,974,871	$32,658,964	$2,733,223

		INTECH			Legg Mason	Legg Mason
	International	Risk-Managed	Mid Cap		Partners Variable	Partners Variable	MFS New
	Growth	Core	Growth	US Strategic	Aggressive	Mid Cap	Discovery Series
	Service Class	Service Class	Service Class	Equity	Growth - Class II	Core - Class II	Service Class

ASSETS
Investments in portfolios, at value	$18,429,967	$251,096	$2,757,111	$87,381	$303,371	$6,147,692	$528,886
Receivables:
Due from Pacific Life Insurance Company	22,272	3	—	—	1,156	2,003	382

Total Assets	18,452,239	251,099	2,757,111	87,381	304,527	6,149,695	529,268

LIABILITIES
Payables:
Fund shares purchased	22,272	—	—	—	1,156	2,003	382
Other	123	—	—	—	—	3	—

Total Liabilities	22,395	—	—	—	1,156	2,006	382

NET ASSETS	$18,429,844	$251,099	$2,757,111	$87,381	$303,371	$6,147,689	$528,886

Units Outstanding	3,223,717	39,181	443,354	14,300	52,538	973,799	91,789

Accumulation Unit Value	$5.72	$6.41	$6.22	$6.11	$5.77	$6.31	$5.76

Cost of Investments	$34,889,931	$291,077	$4,576,216	$109,860	$377,458	$8,287,069	$747,949

	MFS		T. Rowe Price	T. Rowe Price	Van Eck
	Utilities Series	NACM	Blue Chip	Equity	Worldwide
	Service Class	Small Cap (1)	Growth - II	Income - II	Hard Assets

ASSETS
Investments in portfolios, at value	$2,694,520	$797,193	$3,262,380	$18,474,408	$42,093,770
Receivables:
Due from Pacific Life Insurance Company	165	—	9	3,001	—
Fund shares redeemed	—	—	—	—	51,143

Total Assets	2,694,685	797,193	3,262,389	18,477,409	42,144,913

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	51,143
Fund shares purchased	163	—	9	3,001	—
Other	—	—	—	18	5

Total Liabilities	163	—	9	3,019	51,148

NET ASSETS	$2,694,522	$797,193	$3,262,380	$18,474,390	$42,093,765

Units Outstanding	389,058	143,231	431,068	2,297,997	3,010,188

Accumulation Unit Value	$6.93	$5.57	$7.57	$8.04	$13.98

Cost of Investments	$4,202,619	$1,397,118	$5,177,013	$29,212,232	$74,199,667

(1)	Formerly named OpCap Small Cap Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable Accounts
	Small-Cap	International	Long/Short	International	Equity	Small-Cap	Diversified
	Growth	Value	Large-Cap(1)	Small-Cap	Index	Index	Research

INVESTMENT INCOME
Dividends	$—	$6,531,012	$90,844	$464,866	$9,180,322	$4,417,250	$533,677

Net Investment Income	—	6,531,012	90,844	464,866	9,180,322	4,417,250	533,677

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	1,559,251	9,346,817	(140,085)	(114,126)	(11,892,824)	(677,936)	1,287,640
Capital gain distributions	4,038,836	12,270,779	—	—	21,350,189	21,148,306	8,171,647

Realized Gain (Loss)	5,598,087	21,617,596	(140,085)	(114,126)	9,457,365	20,470,370	9,459,287

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(29,796,598)	(167,411,529)	(6,004,596)	(12,206,545)	(223,582,824)	(111,194,667)	(32,684,362)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($24,198,511)	($139,262,921)	($6,053,837)	($11,855,805)	($204,945,137)	($86,307,047)	($22,691,398)

		American Funds	American Funds	Large-Cap		Short Duration	Floating
	Equity	Growth-Income	Growth	Value	Technology	Bond	Rate Loan

INVESTMENT INCOME
Dividends	$200,702	$856,343	$369,953	$2,293,002	$16,884	$1,784,852	$616,099

Net Investment Income	200,702	856,343	369,953	2,293,002	16,884	1,784,852	616,099

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	95,958	(540,553)	(1,901,460)	479,818	(610,545)	(766,496)	(366,637)
Capital gain distributions	5,622,189	2,629,763	9,895,840	5,448,111	3,472,328	—	—

Realized Gain (Loss)	5,718,147	2,089,210	7,994,380	5,927,929	2,861,783	(766,496)	(366,637)

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(24,834,989)	(30,484,499)	(42,993,043)	(61,997,771)	(14,255,499)	(3,445,533)	(3,061,081)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($18,916,140)	($27,538,946)	($34,628,710)	($53,776,840)	($11,376,832)	($2,427,177)	($2,811,619)

	Diversified	Growth	Focused	Health	Mid-Cap	Large-Cap	International
	Bond	LT	30	Sciences	Equity(2)	Growth	Large-Cap

INVESTMENT INCOME
Dividends	$1,015,092	$1,190,524	$20,780	$269,679	$2,638,122	$—	$3,519,457

Net Investment Income	1,015,092	1,190,524	20,780	269,679	2,638,122	—	3,519,457

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(788,475)	(5,021,194)	2,367,532	(73,889)	(557,030)	(227,837)	(53,468)
Capital gain distributions	—	35,537,930	3,537,613	2,900,750	26,485,249	11,539,122	40,226,400

Realized Gain (Loss)	(788,475)	30,516,736	5,905,145	2,826,861	25,928,219	11,311,285	40,172,932

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(2,400,035)	(150,262,120)	(36,331,697)	(10,408,585)	(104,107,889)	(43,691,736)	(111,436,559)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($2,173,418)	($118,554,860)	($30,405,772)	($7,312,045)	($75,541,548)	($32,380,451)	($67,744,170)

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(2)	Formerly named Mid-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable Accounts
	Small-Cap	Multi-	Main Street	Emerging	Money	High Yield	Managed
	Value	Strategy	Core	Markets	Market	Bond	Bond

INVESTMENT INCOME
Dividends	$1,523,598	$116,980	$1,909,581	$2,038,432	$5,398,578	$6,040,263	$18,097,426

Net Investment Income	1,523,598	116,980	1,909,581	2,038,432	5,398,578	6,040,263	18,097,426

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(3,212,616)	(157,881)	(1,524,791)	10,569,687	949,480	(2,651,121)	(1,377,514)
Capital gain distributions	6,985,039	5,663,635	17,448,417	27,769,038	—	—	3,999,833

Realized Gain (Loss)	3,772,423	5,505,754	15,923,626	38,338,725	949,480	(2,651,121)	2,622,319

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(24,375,256)	(46,858,982)	(81,505,834)	(118,152,611)	(546,119)	(21,301,693)	(28,768,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($19,079,235)	($41,236,248)	($63,672,627)	($77,775,454)	$5,801,939	($17,912,551)	($8,048,544)

	Inflation		Mid-Cap	Real	Small-Cap
	Managed	Comstock	Growth	Estate	Equity	I	II

INVESTMENT INCOME
Dividends	$5,126,795	$1,296,903	$63,080	$3,028,938	$89,970	$2,800,210	$6,423

Net Investment Income	5,126,795	1,296,903	63,080	3,028,938	89,970	2,800,210	6,423

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(4,397,937)	(2,709,711)	1,157,900	2,420,198	(183,170)	(4,089,896)	732,519
Capital gain distributions	948,761	3,376,164	7,855,799	23,682,541	306,670	7,247,973	877,009

Realized Gain (Loss)	(3,449,176)	666,453	9,013,699	26,102,739	123,500	3,158,077	1,609,528

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(19,447,075)	(29,311,087)	(39,432,039)	(64,005,170)	(5,221,333)	(50,432,755)	(21,692,255)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($17,769,456)	($27,347,731)	($30,355,260)	($34,873,493)	($5,007,863)	($44,474,468)	($20,076,304)

			BlackRock	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP
			Basic Value	Global Allocation	Contrafund	Freedom Income	Freedom 2010
	III	V	V.I. Class III	V.I. Class III	Service Class 2	Service Class 2	Service Class 2

INVESTMENT INCOME
Dividends	$—	$11,705	$155,920	$586,794	$416,087	$13,081	$12,833

Net Investment Income	—	11,705	155,920	586,794	416,087	13,081	12,833

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(1,409,012)	(545,867)	(757,671)	(1,239,189)	(6,141,385)	(5,939)	(389,949)
Capital gain distributions	1,290,242	802,894	80,803	110,129	1,345,755	2,650	13,394

Realized Gain (Loss)	(118,770)	257,027	(676,868)	(1,129,060)	(4,795,630)	(3,289)	(376,555)

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(21,075,694)	(10,240,219)	(2,339,917)	(5,222,218)	(21,904,535)	(17,454)	(69,266)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($21,194,464)	($9,971,487)	($2,860,865)	($5,764,484)	($26,284,078)	($7,662)	($432,988)

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable Accounts
	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Freedom 2015	Freedom 2020	Freedom 2025	Freedom 2030	Growth	Mid Cap	Value Strategies
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

INVESTMENT INCOME
Dividends	$22,985	$23,331	$51,958	$18,092	$37,476	$64,703	$13,128

Net Investment Income	22,985	23,331	51,958	18,092	37,476	64,703	13,128

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(34,230)	(19,052)	(27,404)	(94,474)	(92,890)	(1,490,537)	(1,306,146)
Capital gain distributions	30,368	32,441	133,770	47,333	—	4,373,381	666,601

Realized Gain (Loss)	(3,862)	13,389	106,366	(47,141)	(92,890)	2,882,844	(639,545)

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(180,024)	(299,869)	(998,538)	(318,281)	(3,190,823)	(15,434,842)	(999,345)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($160,901)	($263,149)	($840,214)	($347,330)	($3,246,237)	($12,487,295)	($1,625,762)

		INTECH			Legg Mason	Legg Mason
	International	Risk-Managed	Mid Cap		Partners Variable	Partners Variable	MFS New
	Growth	Core	Growth	US Strategic	Aggressive	Mid Cap	Discovery Series
	Service Class	Service Class	Service Class	Equity	Growth - Class II	Core - Class II	Service Class

INVESTMENT INCOME
Dividends	$243,316	$2,757	$2,680	$920	$—	$—	$—

Net Investment Income	243,316	2,757	2,680	920	—	—	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss from security transactions	(2,990,800)	(470,500)	(119,346)	(12,084)	(31,909)	(70,799)	(104,001)
Capital gain distributions	3,514,564	26,167	163,948	—	—	—	47,107

Realized Gain (Loss)	523,764	(444,333)	44,602	(12,084)	(31,909)	(70,799)	(56,894)

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(16,926,725)	(38,953)	(1,859,894)	(18,082)	(71,965)	(2,111,950)	(216,017)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($16,159,645)	($480,529)	($1,812,612)	($29,246)	($103,874)	($2,182,749)	($272,911)

	MFS		T. Rowe Price	T. Rowe Price	Van Eck
	Utilities Series	NACM	Blue Chip	Equity	Worldwide
	Service Class	Small Cap (1)	Growth - II	Income - II	Hard Assets

INVESTMENT INCOME
Dividends	$59,498	$—	$4,829	$567,669	$171,913

Net Investment Income	59,498	—	4,829	567,669	171,913

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(1,805,058)	(146,823)	(167,354)	(3,056,696)	993,679
Capital gain distributions	724,303	233,458	—	879,115	9,413,819

Realized Gain (Loss)	(1,080,755)	86,635	(167,354)	(2,177,581)	10,407,498

CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(1,851,470)	(593,869)	(2,122,224)	(9,219,989)	(47,039,325)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($2,872,727)	($507,234)	($2,284,749)	($10,829,901)	($36,459,914)

(1)	Formerly named OpCap Small Cap Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Small-Cap Growth(1)		International Value		Long/Short Large-Cap(2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$6,531,012	$6,209,919	$90,844
Realized gain (loss)	5,598,087	1,787,843	21,617,596	50,037,681	(140,085)
Change in unrealized appreciation (depreciation) on investments	(29,796,598)	4,425,086	(167,411,529)	(39,003,319)	(6,004,596)

Net Increase (Decrease) in Net Assets Resulting from Operations	(24,198,511)	6,212,929	(139,262,921)	17,244,281	(6,053,837)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,957,731	4,713,560	23,174,580	25,269,630	1,503,855
Transfers between variable and fixed accounts, net	2,681,215	5,250,043	(11,495,377)	18,125,526	17,581,098
Transfers—policy charges and deductions	(3,233,360)	(3,137,582)	(15,900,772)	(16,754,961)	(882,768)
Transfers—surrenders	(1,657,614)	(2,299,441)	(10,915,568)	(16,659,383)	(291,246)
Transfers—other	(415,728)	(713,226)	(1,992,023)	(4,025,963)	(67,762)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,332,244	3,813,354	(17,129,160)	5,954,849	17,843,177

NET INCREASE (DECREASE) IN NET ASSETS	(21,866,267)	10,026,283	(156,392,081)	23,199,130	11,789,340

NET ASSETS
Beginning of Year or Period	50,586,573	40,560,290	305,888,339	282,689,209	—

End of Year or Period	$28,720,306	$50,586,573	$149,496,258	$305,888,339	$11,789,340

	International Small-Cap		Equity Index		Small-Cap Index

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$464,866	$263,532	$9,180,322	$10,452,919	$4,417,250	$3,695,225
Realized gain (loss)	(114,126)	146,954	9,457,365	(5,482,406)	20,470,370	10,752,479
Change in unrealized appreciation (depreciation) on investments	(12,206,545)	(379,230)	(223,582,824)	24,548,115	(111,194,667)	(20,045,664)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,855,805)	31,256	(204,945,137)	29,518,628	(86,307,047)	(5,597,960)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,606,317	3,184,903	40,957,916	48,359,236	16,673,586	20,648,803
Transfers between variable and fixed accounts, net	2,184,160	9,888,824	23,937,289	(6,104,627)	(17,021,436)	(13,575,635)
Transfers—policy charges and deductions	(1,681,896)	(1,380,037)	(31,517,097)	(32,062,683)	(13,945,569)	(15,592,627)
Transfers—surrenders	(706,984)	(600,745)	(30,581,165)	(34,524,303)	(11,290,457)	(18,711,492)
Transfers—other	(216,501)	(217,936)	(2,311,779)	(3,290,598)	(2,175,915)	(2,506,029)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,185,096	10,875,009	485,164	(27,622,975)	(27,759,791)	(29,736,980)

NET INCREASE (DECREASE) IN NET ASSETS	(8,670,709)	10,906,265	(204,459,973)	1,895,653	(114,066,838)	(35,334,940)

NET ASSETS
Beginning of Year	23,781,576	12,875,311	551,923,775	550,028,122	268,559,624	303,894,564

End of Year	$15,110,867	$23,781,576	$347,463,802	$551,923,775	$154,492,786	$268,559,624

(1)	Formerly named Fasciano Small Equity Variable Account.

(2)	Operations commenced during 2008 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Diversified Research		Equity		American Funds Growth-Income

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$533,677	$535,376	$200,702	$113,435	$856,343	$862,120
Realized gain	9,459,287	3,123,255	5,718,147	3,438,684	2,089,210	3,936,906
Change in unrealized depreciation on investments	(32,684,362)	(2,619,658)	(24,834,989)	(722,184)	(30,484,499)	(2,923,413)

Net Increase (Decrease) in Net Assets Resulting from Operations	(22,691,398)	1,038,973	(18,916,140)	2,829,935	(27,538,946)	1,875,613

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,908,116	8,697,285	3,793,940	4,257,902	9,148,704	9,274,083
Transfers between variable and fixed accounts, net	(13,830,925)	(7,530,968)	(2,434,902)	3,907,061	4,156,706	9,212,335
Transfers—policy charges and deductions	(3,993,056)	(4,659,322)	(3,381,274)	(3,526,824)	(5,535,731)	(4,959,295)
Transfers—surrenders	(3,039,083)	(2,679,765)	(2,003,785)	(2,441,955)	(2,650,891)	(2,162,295)
Transfers—other	(278,683)	(549,498)	(244,684)	(666,170)	(735,953)	(384,678)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(15,233,631)	(6,722,268)	(4,270,705)	1,530,014	4,382,835	10,980,150

NET INCREASE (DECREASE) IN NET ASSETS	(37,925,029)	(5,683,295)	(23,186,845)	4,359,949	(23,156,111)	12,855,763

NET ASSETS
Beginning of Year	71,202,866	76,886,161	49,367,148	45,007,199	69,080,372	56,224,609

End of Year	$33,277,837	$71,202,866	$26,180,303	$49,367,148	$45,924,261	$69,080,372

	American Funds Growth		Large-Cap Value		Technology

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$369,953	$279,627	$2,293,002	$1,904,295	$16,884	$10,228
Realized gain	7,994,380	8,238,466	5,927,929	4,080,175	2,861,783	2,558,874
Change in unrealized appreciation (depreciation) on investments	(42,993,043)	(1,311,233)	(61,997,771)	(643,816)	(14,255,499)	1,108,005

Net Increase (Decrease) in Net Assets Resulting from Operations	(34,628,710)	7,206,860	(53,776,840)	5,340,654	(11,376,832)	3,677,107

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	9,425,349	8,546,445	14,911,364	16,459,987	1,693,850	1,664,304
Transfers between variable and fixed accounts, net	16,318,885	(5,121,714)	(3,101,980)	133,111	(913,258)	1,787,482
Transfers—policy charges and deductions	(5,467,406)	(4,546,413)	(11,268,009)	(11,335,442)	(1,234,957)	(1,230,313)
Transfers—surrenders	(1,894,189)	(1,819,827)	(5,904,356)	(5,976,887)	(680,255)	(603,702)
Transfers—other	(677,675)	171,168	(596,463)	(2,348,557)	(107,432)	(140,715)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	17,704,964	(2,770,341)	(5,959,444)	(3,067,788)	(1,242,052)	1,477,056

NET INCREASE (DECREASE) IN NET ASSETS	(16,923,746)	4,436,519	(59,736,284)	2,272,866	(12,618,884)	5,154,163

NET ASSETS
Beginning of Year	63,232,628	58,796,109	158,714,149	156,441,283	22,697,317	17,543,154

End of Year	$46,308,882	$63,232,628	$98,977,865	$158,714,149	$10,078,433	$22,697,317

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Short Duration Bond		Floating Rate Loan(1)		Diversified Bond

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,784,852	$1,991,999	$616,099	$451,942	$1,015,092	$1,031,172
Realized gain (loss)	(766,496)	(291,247)	(366,637)	(159,034)	(788,475)	48,452
Change in unrealized appreciation (depreciation) on investments	(3,445,533)	232,055	(3,061,081)	(387,444)	(2,400,035)	(975,779)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,427,177)	1,932,807	(2,811,619)	(94,536)	(2,173,418)	103,845

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,187,897	5,644,721	1,102,699	1,333,528	3,579,880	3,079,499
Transfers between variable and fixed accounts, net	669,825	(1,820,360)	529,816	8,965,591	(2,751,899)	17,333,074
Transfers—policy charges and deductions	(3,774,165)	(3,051,745)	(753,906)	(406,484)	(2,348,163)	(1,570,883)
Transfers—surrenders	(2,119,655)	(1,510,952)	(351,265)	(266,762)	(1,007,782)	(818,277)
Transfers—other	(1,470,082)	(262,278)	(135,929)	(81,819)	(355,884)	(178,521)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,506,180)	(1,000,614)	391,415	9,544,054	(2,883,848)	17,844,892

NET INCREASE (DECREASE) IN NET ASSETS	(3,933,357)	932,193	(2,420,204)	9,449,518	(5,057,266)	17,948,737

NET ASSETS
Beginning of Year or Period	45,784,334	44,852,141	9,449,518	—	28,436,894	10,488,157

End of Year or Period	$41,850,977	$45,784,334	$7,029,314	$9,449,518	$23,379,628	$28,436,894

	Growth LT		Focused 30		Health Sciences

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,190,524	$1,349,167	$20,780	$166,019	$269,679	$—
Realized gain (loss)	30,516,736	(609,866)	5,905,145	2,777,690	2,826,861	586,372
Change in unrealized appreciation (depreciation) on investments	(150,262,120)	43,992,491	(36,331,697)	7,493,801	(10,408,585)	2,611,877

Net Increase (Decrease) in Net Assets Resulting from Operations	(118,554,860)	44,731,792	(30,405,772)	10,437,510	(7,312,045)	3,198,249

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	22,715,332	25,258,099	4,224,311	3,179,178	2,632,800	2,579,856
Transfers between variable and fixed accounts, net	(20,859,960)	(13,120,991)	9,813,229	12,901,554	1,592,251	625,690
Transfers—policy charges and deductions	(19,706,277)	(20,605,099)	(2,876,282)	(2,169,823)	(1,499,835)	(1,338,772)
Transfers—surrenders	(13,560,387)	(20,518,160)	(1,104,686)	(2,014,229)	(1,184,353)	(789,127)
Transfers—other	(1,451,072)	(3,272,320)	(494,578)	(218,095)	(184,661)	(3,541)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(32,862,364)	(32,258,471)	9,561,994	11,678,585	1,356,202	1,074,106

NET INCREASE (DECREASE) IN NET ASSETS	(151,417,224)	12,473,321	(20,843,778)	22,116,095	(5,955,843)	4,272,355

NET ASSETS
Beginning of Year	313,824,437	301,351,116	50,627,718	28,511,623	23,304,460	19,032,105

End of Year	$162,407,213	$313,824,437	$29,783,940	$50,627,718	$17,348,617	$23,304,460

(1)	Operations commenced on May 4, 2007.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Mid-Cap Equity (1)		Large-Cap Growth		International Large-Cap

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,638,122	$1,608,408	$—	$—	$3,519,457	$3,038,271
Realized gain	25,928,219	6,556,477	11,311,285	1,998,798	40,172,932	44,776,362
Change in unrealized appreciation (depreciation) on investments	(104,107,889)	(13,051,615)	(43,691,736)	9,992,604	(111,436,559)	(30,250,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	(75,541,548)	(4,886,730)	(32,380,451)	11,991,402	(67,744,170)	17,563,690

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	20,464,919	23,448,928	7,196,367	8,694,794	17,994,464	20,646,760
Transfers between variable and fixed accounts, net	(9,306,488)	8,117,285	2,684,526	(8,606,756)	(1,786,581)	(10,020,324)
Transfers—policy charges and deductions	(13,195,649)	(13,997,843)	(4,812,736)	(5,225,444)	(11,731,363)	(11,816,427)
Transfers—surrenders	(6,352,108)	(9,704,681)	(2,144,106)	(3,116,083)	(6,793,114)	(6,518,950)
Transfers—other	(1,705,303)	(2,529,552)	(296,021)	(884,437)	(1,275,173)	(1,725,137)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(10,094,629)	5,334,137	2,628,030	(9,137,926)	(3,591,767)	(9,434,078)

NET INCREASE (DECREASE) IN NET ASSETS	(85,636,177)	447,407	(29,752,421)	2,853,476	(71,335,937)	8,129,612

NET ASSETS
Beginning of Year	203,798,206	203,350,799	62,931,690	60,078,214	192,663,328	184,533,716

End of Year	$118,162,029	$203,798,206	$33,179,269	$62,931,690	$121,327,391	$192,663,328

	Small-Cap Value		Multi-Strategy		Main Street Core

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,523,598	$1,265,867	$116,980	$2,922,289	$1,909,581	$2,055,949
Realized gain	3,772,423	990,482	5,505,754	2,918,889	15,923,626	952,499
Change in unrealized appreciation (depreciation) on investments	(24,375,256)	(261,501)	(46,858,982)	(1,266,678)	(81,505,834)	4,047,073

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,079,235)	1,994,848	(41,236,248)	4,574,500	(63,672,627)	7,055,521

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,166,199	7,486,224	5,768,862	7,007,667	13,932,285	14,542,933
Transfers between variable and fixed accounts, net	6,200,432	(6,078,397)	(1,989,868)	(5,143,677)	(4,279,301)	13,589,235
Transfers—policy charges and deductions	(3,960,864)	(3,840,838)	(5,442,270)	(5,918,815)	(10,787,952)	(11,062,848)
Transfers—surrenders	(1,268,192)	(2,622,187)	(6,556,678)	(6,410,061)	(7,415,589)	(9,956,823)
Transfers—other	(943,926)	(379,649)	(1,003,031)	(1,070,899)	(865,415)	(899,164)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,193,649	(5,434,847)	(9,222,985)	(11,535,785)	(9,415,972)	6,213,333

NET INCREASE (DECREASE) IN NET ASSETS	(12,885,586)	(3,439,999)	(50,459,233)	(6,961,285)	(73,088,599)	13,268,854

NET ASSETS
Beginning of Year	60,911,384	64,351,383	98,643,009	105,604,294	171,459,406	158,190,552

End of Year	$48,025,798	$60,911,384	$48,183,776	$98,643,009	$98,370,807	$171,459,406

(1)	Formerly named Mid-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Emerging Markets		Money Market		High Yield Bond

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,038,432	$1,710,560	$5,398,578	$10,150,537	$6,040,263	$5,686,544
Realized gain (loss)	38,338,725	37,275,321	949,480	(47,365)	(2,651,121)	(940,383)
Change in unrealized appreciation (depreciation) on investments	(118,152,611)	2,772,823	(546,119)	80,479	(21,301,693)	(3,109,832)

Net Increase (Decrease) in Net Assets Resulting from Operations	(77,775,454)	41,758,704	5,801,939	10,183,651	(17,912,551)	1,636,329

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	12,359,938	12,824,085	196,539,981	259,233,274	6,256,735	7,523,737
Transfers between variable and fixed accounts, net	(14,532,935)	13,253,054	(56,812,089)	(170,855,028)	9,920,653	1,253,288
Transfers—policy charges and deductions	(8,585,682)	(8,001,708)	(26,618,019)	(22,425,588)	(4,715,015)	(4,506,754)
Transfers—surrenders	(4,839,981)	(6,048,926)	(40,327,810)	(29,005,989)	(3,526,449)	(3,262,293)
Transfers—other	(2,019,413)	(2,455,038)	(14,263,296)	(2,585,272)	(616,983)	(706,945)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(17,618,073)	9,571,467	58,518,767	34,361,397	7,318,941	301,033

NET INCREASE (DECREASE) IN NET ASSETS	(95,393,527)	51,330,171	64,320,706	44,545,048	(10,593,610)	1,937,362

NET ASSETS
Beginning of Year	177,769,491	126,439,320	232,852,629	188,307,581	76,816,614	74,879,252

End of Year	$82,375,964	$177,769,491	$297,173,335	$232,852,629	$66,223,004	$76,816,614

	Managed Bond		Inflation Managed		Comstock

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$18,097,426	$17,044,773	$5,126,795	$6,952,321	$1,296,903	$1,174,494
Realized gain (loss)	2,622,319	658,969	(3,449,176)	(1,890,644)	666,453	275,641
Change in unrealized appreciation (depreciation) on investments	(28,768,289)	14,366,023	(19,447,075)	11,150,701	(29,311,087)	(5,287,597)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,048,544)	32,069,765	(17,769,456)	16,212,378	(27,347,731)	(3,837,462)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	27,823,537	25,953,261	15,804,865	15,103,679	9,403,221	10,014,355
Transfers between variable and fixed accounts, net	(15,502,681)	44,769,597	2,169,168	9,508,734	(11,946,830)	25,180,438
Transfers—policy charges and deductions	(22,993,343)	(18,648,436)	(12,642,795)	(10,075,461)	(5,273,983)	(4,998,419)
Transfers—surrenders	(13,925,960)	(27,156,576)	(7,934,766)	(8,327,609)	(2,206,146)	(2,428,255)
Transfers—other	(2,268,169)	4,819,341	(1,611,484)	(1,759,356)	(660,928)	(1,222,692)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(26,866,616)	29,737,187	(4,215,012)	4,449,987	(10,684,666)	26,545,427

NET INCREASE (DECREASE) IN NET ASSETS	(34,915,160)	61,806,952	(21,984,468)	20,662,365	(38,032,397)	22,707,965

NET ASSETS
Beginning of Year	413,635,229	351,828,277	176,308,909	155,646,544	83,377,663	60,669,698

End of Year	$378,720,069	$413,635,229	$154,324,441	$176,308,909	$45,345,266	$83,377,663

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Mid-Cap Growth		Real Estate		Small-Cap Equity(1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$63,080	$285,678	$3,028,938	$1,171,758	$89,970	$22,441
Realized gain	9,013,699	4,428,533	26,102,739	12,742,773	123,500	171,960
Change in unrealized appreciation (depreciation) on investments	(39,432,039)	6,671,147	(64,005,170)	(32,127,891)	(5,221,333)	144,195

Net Increase (Decrease) in Net Assets Resulting from Operations	(30,355,260)	11,385,358	(34,873,493)	(18,213,360)	(5,007,863)	338,596

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,912,213	7,413,161	8,108,882	10,380,072	2,234,062	1,301,918
Transfers between variable and fixed accounts, net	(7,264,693)	7,217,828	(789,326)	(9,685,613)	7,599,632	5,230,174
Transfers—policy charges and deductions	(4,515,174)	(4,566,722)	(6,016,645)	(7,024,310)	(1,253,182)	(613,905)
Transfers—surrenders	(1,968,226)	(2,542,931)	(3,229,004)	(5,735,674)	(403,834)	(434,043)
Transfers—other	(621,102)	(609,782)	(820,831)	(1,834,896)	(86,265)	(103,927)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(7,456,982)	6,911,554	(2,746,924)	(13,900,421)	8,090,413	5,380,217

NET INCREASE (DECREASE) IN NET ASSETS	(37,812,242)	18,296,912	(37,620,417)	(32,113,781)	3,082,550	5,718,813

NET ASSETS
Beginning of Year	70,025,236	51,728,324	91,656,848	123,770,629	11,413,846	5,695,033

End of Year	$32,212,994	$70,025,236	$54,036,431	$91,656,848	$14,496,396	$11,413,846

	I		II		III

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,800,210	$2,405,327	$6,423	$136,338	$—	$—
Realized gain (loss)	3,158,077	26,975,248	1,609,528	5,441,740	(118,770)	9,119,637
Change in unrealized appreciation (depreciation) on investments	(50,432,755)	(21,095,858)	(21,692,255)	1,713,196	(21,075,694)	(3,511,449)

Net Increase (Decrease) in Net Assets Resulting from Operations	(44,474,468)	8,284,717	(20,076,304)	7,291,274	(21,194,464)	5,608,188

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,204,220	7,147,952	2,937,932	3,080,981	3,204,391	3,687,792
Transfers between variable and fixed accounts, net	(14,182,057)	3,950,909	3,413,263	(700,127)	1,327,852	332,558
Transfers—policy charges and deductions	(4,695,271)	(5,897,843)	(1,844,586)	(2,073,056)	(2,425,879)	(2,532,873)
Transfers—surrenders	(2,343,352)	(5,241,523)	(915,263)	(3,737,511)	(1,362,939)	(1,859,089)
Transfers—other	(914,370)	1,773,518	(186,489)	(1,281,928)	(470,645)	(175,127)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(14,930,830)	1,733,013	3,404,857	(4,711,641)	272,780	(546,739)

NET INCREASE (DECREASE) IN NET ASSETS	(59,405,298)	10,017,730	(16,671,447)	2,579,633	(20,921,684)	5,061,449

NET ASSETS
Beginning of Year	118,662,254	108,644,524	38,626,287	36,046,654	50,686,469	45,625,020

End of Year	$59,256,956	$118,662,254	$21,954,840	$38,626,287	$29,764,785	$50,686,469

(1)	Formerly named VN Small-Cap Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
			BlackRock Basic Value		BlackRock Global Allocation
	V		V.I. Class III		V.I. Class III

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,705	$158,983	$155,920	$68,040	$586,794	$336,886
Realized gain (loss)	257,027	2,445,304	(676,868)	726,567	(1,129,060)	781,697
Change in unrealized appreciation (depreciation) on investments	(10,240,219)	(1,303,058)	(2,339,917)	(827,602)	(5,222,218)	33,281

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,971,487)	1,301,229	(2,860,865)	(32,995)	(5,764,484)	1,151,864

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,268,004	2,253,653	901,273	648,757	2,450,149	1,279,335
Transfers between variable and fixed accounts, net	5,905,905	(1,417,957)	2,849,847	2,025,353	16,058,303	5,963,132
Transfers—policy charges and deductions	(1,446,925)	(1,289,820)	(371,277)	(310,615)	(1,452,600)	(560,780)
Transfers—surrenders	(841,653)	(1,054,083)	(59,916)	(169,869)	(545,875)	(361,556)
Transfers—other	(109,878)	(180,107)	(73,038)	(57,333)	(288,476)	(135,157)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,775,453	(1,688,314)	3,246,889	2,136,293	16,221,501	6,184,974

NET INCREASE (DECREASE) IN NET ASSETS	(4,196,034)	(387,085)	386,024	2,103,298	10,457,017	7,336,838

NET ASSETS
Beginning of Year	24,509,629	24,896,714	5,021,114	2,917,816	11,783,611	4,446,773

End of Year	$20,313,595	$24,509,629	$5,407,138	$5,021,114	$22,240,628	$11,783,611

	Fidelity VIP Contrafund		Fidelity VIP Freedom Income		Fidelity VIP Freedom 2010
	Service Class 2		Service Class 2 (1)		Service Class 2 (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$416,087	$395,866	$13,081	$416	$12,833	$1,875
Realized gain (loss)	(4,795,630)	13,842,038	(3,289)	81	(376,555)	1,490
Change in unrealized depreciation on investments	(21,904,535)	(7,276,834)	(17,454)	(539)	(69,266)	(3,459)

Net Increase (Decrease) in Net Assets Resulting from Operations	(26,284,078)	6,961,070	(7,662)	(42)	(432,988)	(94)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,909,642	5,959,709	11,749	—	671,541	—
Transfers between variable and fixed accounts, net	3,361,662	16,981,156	361,834	11,611	254,390	84,167
Transfers—policy charges and deductions	(2,809,421)	(2,270,335)	(6,684)	(111)	(157,650)	(—)
Transfers—surrenders	(1,084,930)	(1,847,832)	(13,723)	—	(22,687)	—
Transfers—other	(403,701)	(127,345)	(3,384)	—	(2,477)	—

Net Increase in Net Assets Derived from Policy Transactions	4,973,252	18,695,353	349,792	11,500	743,117	84,167

NET INCREASE (DECREASE) IN NET ASSETS	(21,310,826)	25,656,423	342,130	11,458	310,129	84,073

NET ASSETS
Beginning of Year or Periods	56,986,250	31,329,827	11,458	—	84,073	—

End of Year or Periods	$35,675,424	$56,986,250	$353,588	$11,458	$394,202	$84,073

(1)	Operations commenced on October 29, 2007.

(2)	Operations commenced on December 13, 2007.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Periods Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Fidelity VIP Freedom 2015		Fidelity VIP Freedom 2020		Fidelity VIP Freedom 2025
	Service Class 2 (1)		Service Class 2 (2)		Service Class 2 (3)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,985	$7,488	$23,331	$1,043	$51,958	$46,594
Realized gain (loss)	(3,862)	6,594	13,389	1,171	106,366	51,098
Change in unrealized depreciation on investments	(180,024)	(12,969)	(299,869)	(2,266)	(998,538)	(91,654)

Net Increase (Decrease) in Net Assets Resulting from Operations	(160,901)	1,113	(263,149)	(52)	(840,214)	6,038

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	59,498	2,806	169,979	—	127,256	18,188
Transfers between variable and fixed accounts, net	713,026	361,539	837,482	94,251	121,410	2,408,135
Transfers—policy charges and deductions	(50,188)	(2,770)	(51,854)	(372)	(148,094)	(18,279)
Transfers—surrenders	(1,057)	—	(26,026)	—	(932)	—
Transfers—other	(178,589)	(25,126)	278	—	(5,505)	(155)

Net Increase in Net Assets Derived from Policy Transactions	542,690	336,449	929,859	93,879	94,135	2,407,889

NET INCREASE (DECREASE) IN NET ASSETS	381,789	337,562	666,710	93,827	(746,079)	2,413,927

NET ASSETS
Beginning of Year or Periods	337,562	—	93,827	—	2,413,927	—

End of Year or Periods	$719,351	$337,562	$760,537	$93,827	$1,667,848	$2,413,927

	Fidelity VIP Freedom 2030		Fidelity VIP Growth		Fidelity VIP Mid Cap
	Service Class 2 (4)		Service Class 2		Service Class 2

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$18,092	$2,546	$37,476	$3,265	$64,703	$122,344
Realized gain (loss)	(47,141)	3,701	(92,890)	66,532	2,882,844	1,777,234
Change in unrealized appreciation (depreciation) on investments	(318,281)	(8,911)	(3,190,823)	312,378	(15,434,842)	1,478,408

Net Increase (Decrease) in Net Assets Resulting from Operations	(347,330)	(2,664)	(3,246,237)	382,175	(12,487,295)	3,377,986

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	157,984	2,015	300,750	179,736	2,715,846	3,120,404
Transfers between variable and fixed accounts, net	854,270	138,216	3,811,105	2,475,603	(297,312)	9,841,292
Transfers—policy charges and deductions	(47,766)	(1,235)	(247,772)	(106,928)	(1,469,291)	(1,299,506)
Transfers—surrenders	(110,176)	—	(31,082)	(14,585)	(519,222)	(862,084)
Transfers—other	180	—	(22,385)	(18,069)	(147,768)	(439,722)

Net Increase in Net Assets Derived from Policy Transactions	854,492	138,996	3,810,616	2,515,757	282,253	10,360,384

NET INCREASE (DECREASE) IN NET ASSETS	507,162	136,332	564,379	2,897,932	(12,205,042)	13,738,370

NET ASSETS
Beginning of Year or Period	136,332	—	3,556,222	658,290	31,441,094	17,702,724

End of Year or Period	$643,494	$136,332	$4,120,601	$3,556,222	$19,236,052	$31,441,094

(1)	Operations commenced on October 26, 2007.

(2)	Operations commenced on December 3, 2007.

(3)	Operations commenced on November 9, 2007.

(4)	Operations commenced on October 8, 2007.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Periods Ended	Year Ended	Periods Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Fidelity VIP Value Strategies		International Growth		INTECH Risk-Managed Core
	Service Class 2		Service Class (1)		Service Class (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,128	$47,305	$243,316	$21,910	$2,757	$524
Realized gain (loss)	(639,545)	1,115,104	523,764	121,432	(444,333)	216
Change in unrealized appreciation (depreciation) on investments	(999,345)	(553,331)	(16,926,725)	466,762	(38,953)	(1,028)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,625,762)	609,078	(16,159,645)	610,104	(480,529)	(288)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	355,225	579,223	1,560,415	268,427	51,374	9,822
Transfers between variable and fixed accounts, net	(1,209,334)	(6,687,758)	25,518,734	9,968,378	722,167	151,460
Transfers—policy charges and deductions	(234,638)	(401,624)	(2,323,884)	(297,506)	(82,856)	(2,895)
Transfers—surrenders	(195,835)	(149,030)	(328,228)	(28,448)	(71,204)	—
Transfers—other	(14,741)	615,166	(210,897)	(147,606)	(45,708)	(244)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,299,323)	(6,044,023)	24,216,140	9,763,245	573,773	158,143

NET INCREASE (DECREASE) IN NET ASSETS	(2,925,085)	(5,434,945)	8,056,495	10,373,349	93,244	157,855

NET ASSETS
Beginning of Year or Periods	4,297,443	9,732,388	10,373,349	—	157,855	—

End of Year or Periods	$1,372,358	$4,297,443	$18,429,844	$10,373,349	$251,099	$157,855

	Mid Cap Growth				Legg Mason Partners Variable
	Service Class (3)		US Strategic Equity (4)		Aggressive Growth - Class II (5)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,680	$275	$920	$229	$—	$—
Realized gain (loss)	44,602	948	(12,084)	4,068	(31,909)	(33,788)
Change in unrealized appreciation (depreciation) on investments	(1,859,894)	40,788	(18,082)	(4,396)	(71,965)	(2,122)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,812,612)	42,011	(29,246)	(99)	(103,874)	(35,910)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	327,647	18,334	20,318	130	56,080	16,040
Transfers between variable and fixed accounts, net	3,502,581	860,468	72,502	33,456	297,898	110,091
Transfers—policy charges and deductions	(99,061)	(8,727)	(8,981)	(802)	(26,199)	(12,799)
Transfers—surrenders	(17,123)	(1,760)	—	—	—	(998)
Transfers—other	(58,987)	4,340	103	—	362	2,680

Net Increase in Net Assets Derived from Policy Transactions	3,655,057	872,655	83,942	32,784	328,141	115,014

NET INCREASE IN NET ASSETS	1,842,445	914,666	54,696	32,685	224,267	79,104

NET ASSETS
Beginning of Year or Periods	914,666	—	32,685	—	79,104	—

End of Year or Periods	$2,757,111	$914,666	$87,381	$32,685	$303,371	$79,104

(1)	Operations commenced on May 3, 2007.

(2)	Operations commenced on June 21, 2007.

(3)	Operations commenced on May 16, 2007.

(4)	Operations commenced on May 21, 2007.

(5)	Operations commenced on May 3, 2007.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Periods Ended	Year Ended	Year/Period Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007
	Legg Mason Partners Variable		MFS New Discovery Series		MFS Utilities Series
	Mid Cap Core - Class II (1)		Service Class (2)		Service Class (3)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$72	$—	$—	$59,498	$—
Realized gain (loss)	(70,799)	23,034	(56,894)	(563)	(1,080,755)	2,807
Change in unrealized appreciation (depreciation) on investments	(2,111,950)	(27,427)	(216,017)	(3,046)	(1,851,470)	343,371

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,182,749)	(4,321)	(272,911)	(3,609)	(2,872,727)	346,178

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	73,354	2,629	63,295	6,123	398,132	109,679
Transfers between variable and fixed accounts, net	8,220,995	130,562	557,214	212,903	(8,727,545)	14,008,715
Transfers—policy charges and deductions	(88,598)	(3,802)	(24,179)	(1,430)	(302,406)	(75,030)
Transfers—surrenders	(1,819)	(1,758)	(8,476)	—	(108,740)	(41,378)
Transfers—other	3,734	(538)	75	(119)	(28,939)	(11,417)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,207,666	127,093	587,929	217,477	(8,769,498)	13,990,569

NET INCREASE (DECREASE) IN NET ASSETS	6,024,917	122,772	315,018	213,868	(11,642,225)	14,336,747

NET ASSETS
Beginning of Year or Periods	122,772	—	213,868	—	14,336,747	—

End of Year or Periods	$6,147,689	$122,772	$528,886	$213,868	$2,694,522	$14,336,747

			T. Rowe Price		T. Rowe Price
	NACM Small Cap (4), (5)		Blue Chip Growth - II		Equity Income - II

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$4,829	$4,605	$567,669	$479,630
Realized gain (loss)	86,635	2,079	(167,354)	231,430	(2,177,581)	3,302,256
Change in unrealized appreciation (depreciation) on investments	(593,869)	(6,055)	(2,122,224)	44,227	(9,219,989)	(2,957,798)

Net Increase (Decrease) in Net Assets Resulting from Operations	(507,234)	(3,976)	(2,284,749)	280,262	(10,829,901)	824,088

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	115,870	10,504	678,912	661,302	2,422,784	2,644,557
Transfers between variable and fixed accounts, net	1,136,164	137,173	75,136	1,211,661	516,816	330,961
Transfers—policy charges and deductions	(32,116)	(4,875)	(434,624)	(383,069)	(1,428,817)	(1,614,464)
Transfers—surrenders	(1,076)	—	(203,502)	(47,595)	(677,609)	(2,122,377)
Transfers—other	(54,522)	1,281	(30,490)	1,398,283	(229,598)	(101,800)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,164,320	144,083	85,432	2,840,582	603,576	(863,123)

NET INCREASE (DECREASE) IN NET ASSETS	657,086	140,107	(2,199,317)	3,120,844	(10,226,325)	(39,035)

NET ASSETS
Beginning of Year or Period	140,107	—	5,461,697	2,340,853	28,700,715	28,739,750

End of Year or Period	$797,193	$140,107	$3,262,380	$5,461,697	$18,474,390	$28,700,715

(1)	Operations commenced on May 21, 2007.

(2)	Operations commenced on May 14, 2007.

(3)	Operations commenced on May 11, 2007.

(4)	Operations commenced on May 24, 2007.

(5)	Formerly named OpCap Small Cap Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Account
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
	Van Eck
	Worldwide Hard Assets

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$171,913	$53,609
Realized gain	10,407,498	9,073,320
Change in unrealized appreciation (depreciation) on investments	(47,039,325)	10,878,379

Net Increase (Decrease) in Net Assets Resulting from Operations	(36,459,914)	20,005,308

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,697,057	5,153,750
Transfers between variable and fixed accounts, net	15,276,266	2,490,507
Transfers—policy charges and deductions	(3,044,375)	(1,875,694)
Transfers—surrenders	(2,005,527)	(1,741,303)
Transfers—other	(390,953)	27,061

Net Increase in Net Assets Derived from Policy Transactions	15,532,468	4,054,321

NET INCREASE (DECREASE) IN NET ASSETS	(20,927,446)	24,059,629

NET ASSETS
Beginning of Year	63,021,211	38,961,582

End of Year	$42,093,765	$63,021,211

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Small-Cap Growth (3)
2008	$8.27	3,474,237	$28,720,306	0.00%	(47.11%)
2007	15.63	3,236,389	50,586,573	0.00%	15.10%
2006	13.58	2,986,761	40,560,290	0.26%	5.07%
2005	12.93	3,275,109	42,331,400	0.22%	2.66%
2004	12.59	2,951,152	37,156,824	0.66%	18.94%

International Value
2008	$18.16	8,230,656	$149,496,258	2.77%	(47.78%)
2007	34.78	8,793,719	305,888,339	2.01%	6.24%
2006	32.74	8,634,107	282,689,209	1.65%	25.69%
2005	26.05	8,552,145	222,779,702	1.97%	9.43%
2004	23.80	8,918,003	212,291,147	1.64%	16.42%

Long/Short Large-Cap (4)
5/2/2008-12/31/2008	$6.60	1,785,967	$11,789,340	0.97%	(35.04%)

International Small-Cap
2008	$5.63	2,683,144	$15,110,867	2.30%	(47.84%)
2007	10.80	2,202,534	23,781,576	1.34%	4.73%
05/01/2006 - 12/31/2006	10.31	1,248,871	12,875,311	0.23%	3.10%

Equity Index
2008	$35.64	9,749,024	$347,463,802	2.00%	(37.35%)
2007	56.89	9,701,628	551,923,775	1.84%	5.23%
2006	54.06	10,173,850	550,028,122	1.77%	15.52%
2005	46.80	10,743,851	502,817,844	1.46%	4.67%
2004	44.71	11,113,375	496,919,308	1.78%	10.58%

Small-Cap Index
2008	$12.26	12,603,955	$154,492,786	2.04%	(35.03%)
2007	18.87	14,234,769	268,559,624	1.25%	(2.02%)
2006	19.25	15,783,089	303,894,564	1.52%	17.79%
2005	16.35	17,236,081	281,759,120	0.49%	4.38%
2004	15.66	19,260,276	301,640,966	0.84%	17.76%

Diversified Research
2008	$8.99	3,700,234	$33,277,837	1.04%	(39.07%)
2007	14.76	4,824,065	71,202,866	0.71%	1.19%
2006	14.59	5,271,188	76,886,161	0.67%	11.97%
2005	13.03	5,109,087	66,554,596	0.47%	5.24%
2004	12.38	4,639,224	57,425,802	0.63%	11.20%

Equity
2008	$8.44	3,103,463	$26,180,303	0.51%	(41.12%)
2007	14.33	3,445,626	49,367,148	0.22%	6.27%
2006	13.48	3,338,286	45,007,199	0.37%	8.65%
2005	12.41	4,011,507	49,777,144	0.26%	6.53%
2004	11.65	4,204,821	48,978,168	0.79%	5.14%

American Funds Growth-Income
2008	$8.17	5,619,154	$45,924,261	1.41%	(38.08%)
2007	13.20	5,233,800	69,080,372	1.31%	4.66%
2006	12.61	4,458,099	56,224,609	1.62%	14.77%
05/03/2005 - 12/31/2005	10.99	1,681,919	18,481,536	1.92%	9.88%

American Funds Growth
2008	$8.23	5,627,232	$46,308,882	0.60%	(44.19%)
2007	14.74	4,288,451	63,232,628	0.42%	11.93%
2006	13.17	4,463,397	58,796,109	0.69%	9.81%
05/03/2005 - 12/31/2005	12.00	2,211,749	26,532,950	0.78%	19.96%

Large-Cap Value
2008	$11.32	8,744,818	$98,977,865	1.76%	(34.80%)
2007	17.36	9,143,314	158,714,149	1.18%	3.54%
2006	16.77	9,331,394	156,441,283	1.25%	17.58%
2005	14.26	9,608,665	137,007,537	1.29%	6.16%
2004	13.43	10,752,848	144,430,409	1.39%	9.93%

Technology
2008	$3.90	2,581,728	$10,078,433	0.10%	(51.64%)
2007	8.07	2,811,966	22,697,317	0.05%	23.03%
2006	6.56	2,674,031	17,543,154	0.00%	9.34%
2005	6.00	2,027,444	12,164,728	0.00%	21.71%
2004	4.93	1,963,166	9,677,876	0.00%	3.67%

Short Duration Bond
2008	$10.73	3,900,654	$41,850,977	3.87%	(5.09%)
2007	11.31	4,049,884	45,784,334	4.52%	4.47%
2006	10.82	4,144,613	44,852,141	4.11%	4.27%
2005	10.38	3,819,364	39,640,832	3.05%	1.57%
2004	10.22	3,222,976	32,932,836	2.57%	1.21%

See Notes to Financial Statements	See explanation of references on K-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Floating Rate Loan
2008	$6.94	1,012,929	$7,029,314	6.98%	(29.28%)
05/04/2007 - 12/31/2007	9.81	962,991	9,449,518	7.28%	(1.89%)

Diversified Bond
2008	$9.83	2,379,452	$23,379,628	3.84%	(7.80%)
2007	10.66	2,668,272	28,436,894	5.09%	1.32%
05/01/2006 - 12/31/2006	10.52	997,088	10,488,157	4.65%	5.19%

Growth LT
2008	$29.68	5,471,535	$162,407,213	0.49%	(40.95%)
2007	50.27	6,242,947	313,824,437	0.44%	15.63%
2006	43.47	6,931,734	301,351,116	0.60%	9.72%
2005	39.62	7,403,306	293,349,777	0.25%	7.68%
2004	36.80	8,117,880	298,732,310	0.00%	10.40%

Focused 30
2008	$8.19	3,634,894	$29,783,940	0.05%	(50.14%)
2007	16.43	3,080,715	50,627,718	0.43%	31.84%
2006	12.46	2,287,373	28,511,623	0.07%	23.71%
2005	10.08	1,809,953	18,236,050	1.06%	22.07%
2004	8.25	1,076,135	8,882,205	0.06%	14.85%

Health Sciences
2008	$10.97	1,580,888	$17,348,617	1.27%	(28.16%)
2007	15.28	1,525,560	23,304,460	0.00%	16.47%
2006	13.12	1,451,105	19,032,105	0.00%	8.11%
2005	12.13	1,323,214	16,052,785	0.00%	15.28%
2004	10.52	1,164,155	12,250,871	0.00%	7.54%

Mid-Cap Equity (5)
2008	$15.11	7,822,686	$118,162,029	1.58%	(39.00%)
2007	24.76	8,230,390	203,798,206	0.74%	(2.15%)
2006	25.31	8,035,634	203,350,799	0.69%	14.97%
2005	22.01	7,960,146	175,210,180	0.54%	8.87%
2004	20.22	7,867,057	159,059,494	0.42%	25.08%

Large-Cap Growth (6)
2008	$4.49	7,385,240	$33,179,269	0.00%	(50.47%)
2007	9.07	6,937,338	62,931,690	0.00%	21.63%
2006	7.46	8,055,216	60,078,214	0.21%	(3.82%)
2005	7.75	7,040,498	54,593,520	0.34%	2.94%
2004	7.53	8,859,994	66,740,228	0.73%	4.65%

International Large-Cap
2008	$8.27	14,676,980	$121,327,391	2.16%	(35.35%)
2007	12.79	15,067,071	192,663,328	1.58%	9.26%
2006	11.70	15,768,095	184,533,716	2.89%	27.00%
2005	9.21	14,566,843	134,228,198	0.87%	12.70%
2004	8.18	10,780,247	88,145,064	1.08%	18.61%

Small-Cap Value
2008	$15.91	3,018,819	$48,025,798	2.59%	(28.23%)
2007	22.16	2,748,103	60,911,384	1.85%	3.14%
2006	21.49	2,994,334	64,351,383	2.51%	19.75%
2005	17.95	2,557,703	45,901,085	1.37%	13.65%
2004	15.79	2,058,033	32,498,597	2.28%	24.41%

Multi-Strategy
2008	$28.69	1,679,534	$48,183,776	0.15%	(44.98%)
2007	52.14	1,891,715	98,643,009	2.81%	4.34%
2006	49.97	2,113,184	105,604,294	2.53%	11.68%
2005	44.75	2,421,143	108,336,551	2.24%	3.78%
2004	43.12	2,441,059	105,252,817	1.76%	9.81%

Main Street Core
2008	$33.79	2,911,427	$98,370,807	1.39%	(38.87%)
2007	55.27	3,102,111	171,459,406	1.20%	4.40%
2006	52.94	2,987,945	158,190,552	1.24%	15.18%
2005	45.97	3,318,283	152,528,923	1.11%	5.99%
2004	43.37	3,405,144	147,678,818	1.32%	9.54%

Emerging Markets
2008	$17.17	4,798,685	$82,375,964	1.48%	(47.68%)
2007	32.81	5,417,715	177,769,491	1.16%	33.09%
2006	24.65	5,128,600	126,439,320	0.78%	24.40%
2005	19.82	4,934,335	97,790,451	1.09%	41.47%
2004	14.01	4,032,143	56,485,350	1.90%	34.62%

Money Market
2008	$23.38	12,712,480	$297,173,335	2.15%	2.36%
2007	22.84	10,196,175	232,852,629	4.85%	4.99%
2006	21.75	8,657,137	188,307,581	4.64%	4.69%
2005	20.78	9,011,395	187,232,550	2.74%	2.82%
2004	20.21	13,542,076	273,645,486	1.01%	1.01%

High Yield Bond
2008	$31.06	2,132,137	$66,223,004	8.71%	(22.20%)
2007	39.92	1,924,183	76,816,614	7.58%	2.44%
2006	38.97	1,921,427	74,879,252	7.33%	9.42%
2005	35.61	2,046,323	72,878,683	7.05%	2.37%
2004	34.79	2,241,878	77,993,215	7.12%	9.42%

See Notes to Financial Statements	See explanation of references on K-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Managed Bond
2008	$41.59	9,106,840	$378,720,069	4.41%	(1.71%)
2007	42.31	9,776,620	413,635,229	4.47%	8.53%
2006	38.98	9,025,168	351,828,277	4.05%	4.81%
2005	37.19	8,493,958	315,929,669	3.40%	2.63%
2004	36.24	6,211,565	225,105,497	2.96%	5.38%

Inflation Managed
2008	$38.02	4,059,495	$154,324,441	2.85%	(9.34%)
2007	41.93	4,204,544	176,308,909	4.27%	10.14%
2006	38.07	4,088,136	155,646,544	3.97%	0.52%
2005	37.88	4,076,452	154,399,403	3.00%	2.54%
2004	36.94	3,319,185	122,599,913	0.83%	8.90%

Comstock
2008	$7.86	5,767,472	$45,345,266	2.02%	(36.79%)
2007	12.44	6,703,119	83,377,663	1.54%	(3.01%)
2006	12.83	4,730,546	60,669,698	1.76%	16.33%
2005	11.02	3,673,500	40,498,213	1.39%	4.36%
2004	10.56	4,333,807	45,781,297	1.88%	17.17%

Mid-Cap Growth
2008	$5.42	5,938,701	$32,212,994	0.12%	(48.36%)
2007	10.50	6,666,596	70,025,236	0.48%	22.92%
2006	8.55	6,053,274	51,728,324	0.23%	8.93%
2005	7.84	4,677,898	36,697,161	0.00%	17.90%
2004	6.65	3,056,878	20,339,747	0.00%	21.59%

Real Estate
2008	$22.03	2,452,417	$54,036,431	3.75%	(39.99%)
2007	36.71	2,496,462	91,656,848	1.02%	(16.16%)
2006	43.79	2,826,403	123,770,629	3.08%	38.06%
2005	31.72	2,853,932	90,522,273	0.89%	16.79%
2004	27.16	2,931,932	79,628,507	2.82%	37.62%

Small-Cap Equity (7)
2008	$10.74	1,349,982	$14,496,396	0.62%	(26.11%)
2007	14.53	785,370	11,413,846	0.24%	6.04%
2006	13.71	415,525	5,695,033	0.89%	18.68%
05/03/2005 - 12/31/2005	11.55	208,894	2,412,411	0.86%	15.48%

I
2008	$22.68	2,613,074	$59,256,956	3.12%	(39.84%)
2007	37.70	3,147,799	118,662,254	2.05%	8.01%
2006	34.90	3,112,831	108,644,524	1.50%	26.78%
2005	27.53	2,849,925	78,457,074	1.57%	10.55%
2004	24.90	2,231,535	55,570,535	1.28%	24.00%

II
2008	$14.19	1,546,955	$21,954,840	0.02%	(48.97%)
2007	27.81	1,388,785	38,626,287	0.37%	22.43%
2006	22.72	1,586,739	36,046,654	0.63%	8.52%
2005	20.93	1,419,434	29,714,468	0.45%	13.92%
2004	18.38	1,456,339	26,762,771	0.30%	11.19%

III
2008	$22.09	1,347,597	$29,764,785	0.00%	(42.03%)
2007	38.10	1,330,308	50,686,469	0.00%	11.92%
2006	34.04	1,340,167	45,625,020	0.00%	16.35%
2005	29.26	1,366,693	39,991,343	0.00%	15.13%
2004	25.42	1,907,181	48,474,124	0.00%	9.33%

V
2008	$11.10	1,829,893	$20,313,595	0.05%	(34.48%)
2007	16.94	1,446,522	24,509,629	0.62%	5.44%
2006	16.07	1,549,298	24,896,714	0.55%	13.89%
2005	14.11	1,282,886	18,101,507	0.76%	7.81%
2004	13.09	696,561	9,116,719	0.81%	22.60%

BlackRock Basic Value V.I. Class III (8)
2008	7.97	678,596	$5,407,138	2.78%	(36.91%)
2007	12.63	397,583	5,021,114	1.64%	1.53%
2006	12.44	234,578	2,917,816	4.02%	21.59%
02/15/2005 - 12/31/2005	10.23	14,023	143,454	2.48%	2.30%

BlackRock Global Allocation V.I. Class III (9)
2008	$11.93	1,864,286	$22,240,628	2.73%	(19.67%)
2007	14.85	793,421	11,783,611	4.57%	16.75%
2006	12.72	349,576	4,446,773	3.86%	16.40%
02/15/2005 - 12/31/2005	10.93	265,340	2,899,576	7.00%	9.28%

Fidelity VIP Contrafund Service Class 2
2008	$8.61	4,143,220	$35,675,424	0.82%	(42.69%)
2007	15.02	3,792,886	56,986,250	0.91%	17.30%
2006	12.81	2,446,046	31,329,827	1.02%	11.43%
02/15/2005 - 12/31/2005	11.49	1,902,907	21,872,725	0.00%	14.94%

Fidelity VIP Freedom Income Service Class 2
2008	$8.95	39,492	$353,588	14.21%	(10.70%)
10/29/2007 - 12/31/2007	10.03	1,143	11,458	See Note (10)	(0.35%)

See Notes to Financial Statements	See explanation of references on K-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	At the End of Each Year or Period			Investment
		Total	Total	Income to
Variable Accounts		Units	Net	Average Net	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Assets (1)	Returns (2)

Fidelity VIP Freedom 2010 Service Class 2
2008	$7.42	53,161	$394,202	0.70%	(25.17%)
12/13/2007 - 12/31/2007	9.91	8,484	84,073	See Note (10)	(0.11%)

Fidelity VIP Freedom 2015 Service Class 2
2008	$7.18	100,154	$719,351	4.61%	(27.30%)
10/26/2007 - 12/31/2007	9.88	34,170	337,562	See Note (10)	(2.12%)

Fidelity VIP Freedom 2020 Service Class 2
2008	$6.60	115,177	$760,537	4.50%	(32.80%)
12/03/2007 - 12/31/2007	9.83	9,549	93,827	See Note (10)	(0.02%)

Fidelity VIP Freedom 2025 Service Class 2
2008	$6.44	259,035	$1,667,848	2.48%	(34.36%)
11/09/2007 - 12/31/2007	9.81	246,074	2,413,927	See Note (10)	0.26%

Fidelity VIP Freedom 2030 Service Class 2
2008	$6.03	106,664	$643,494	2.93%	(38.17%)
10/08/2007 - 12/31/2007	9.76	13,972	136,332	See Note (10)	(2.98%)

Fidelity VIP Growth Service Class 2
2008	$7.58	543,659	$4,120,601	0.69%	(47.31%)
2007	14.38	247,233	3,556,222	0.19%	26.66%
2006	11.36	57,966	658,290	0.13%	6.57%
02/15/2005 - 12/31/2005	10.66	25,172	268,238	0.00%	6.56%

Fidelity VIP Mid Cap Service Class 2
2008	$9.08	2,118,100	$19,236,052	0.24%	(39.61%)
2007	15.04	2,090,850	31,441,094	0.48%	15.34%
2006	13.04	1,357,809	17,702,724	0.18%	12.40%
02/15/2005 - 12/31/2005	11.60	1,326,555	15,386,821	0.00%	15.99%

Fidelity VIP Value Strategies Service Class 2
2008	$6.28	218,478	$1,372,358	0.50%	(51.28%)
2007	12.89	333,286	4,297,443	0.46%	5.44%
2006	12.23	795,861	9,732,388	0.09%	16.01%
02/15/2005 - 12/31/2005	10.54	31,720	334,372	0.00%	5.41%

International Growth Service Class
2008	$5.72	3,223,717	$18,429,844	1.22%	(52.23%)
05/03/2007 - 12/31/2007	11.97	866,820	10,373,349	0.69%	16.76%

INTECH Risk-Managed Core Service Class
2008	$6.41	39,181	$251,099	0.20%	(36.24%)
06/21/2007 - 12/31/2007	10.05	15,705	157,855	2.17%	0.66%

Mid Cap Growth Service Class
2008	$6.22	443,354	$2,757,111	0.10%	(43.86%)
05/16/2007 - 12/31/2007	11.08	82,577	914,666	0.12%	8.83%

US Strategic Equity
2008	$6.11	14,300	$87,381	1.35%	(35.28%)
05/21/2007 - 12/31/2007	9.44	3,462	32,685	4.44%	(8.17%)

Legg Mason Partners Variable Aggressive Growth — Class II
2008	$5.77	52,538	$303,371	0.00%	(40.58%)
05/03/2007 - 12/31/2007	9.72	8,141	79,104	0.00%	(4.02%)

Legg Mason Partners Variable Mid Cap Core — Class II
2008	$6.31	973,799	$6,147,689	0.00%	(35.43%)
05/21/2007 - 12/31/2007	9.78	12,558	122,772	0.12%	(5.49%)

MFS New Discovery Series Service Class
2008	$5.76	91,789	$528,886	0.00%	(39.52%)
05/14/2007 - 12/31/2007	9.53	22,449	213,868	0.00%	(4.79%)

MFS Utilities Series Service Class
2008	$6.93	389,058	$2,694,522	0.94%	(37.81%)
05/11/2007 - 12/31/2007	11.14	1,287,407	14,336,747	0.00%	9.08%

NACM Small Cap (11)
2008	$5.57	143,231	$797,193	0.00%	(41.63%)
05/24/2007 - 12/31/2007	9.54	14,693	140,107	0.00%	(6.71%)

T. Rowe Price Blue Chip Growth — II
2008	$7.57	431,068	$3,262,380	0.11%	(42.65%)
2007	13.20	413,880	5,461,697	0.07%	12.49%
2006	11.73	199,541	2,340,853	0.32%	9.33%
02/15/2005 - 12/31/2005	10.73	60,700	651,326	0.28%	7.30%

T. Rowe Price Equity Income — II
2008	$8.04	2,297,997	$18,474,390	2.22%	(36.26%)
2007	12.61	2,275,375	28,700,715	1.49%	3.03%
2006	12.24	2,347,503	28,739,750	1.54%	18.65%
02/15/2005 - 12/31/2005	10.32	767,607	7,920,645	1.94%	3.19%

Van Eck Worldwide Hard Assets
2008	$13.98	3,010,188	$42,093,765	0.26%	(46.12%)
2007	25.96	2,428,039	63,021,211	0.10%	45.36%
2006	17.86	2,181,931	38,961,582	0.03%	24.49%
02/15/2005 - 12/31/2005	14.34	850,416	12,197,923	0.00%	43.43%

See Notes to Financial Statements	See explanation of references on K-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References for Financial Highlights on K-1 through K-4

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Prior to May 1, 2007, Small-Cap Growth Variable Account was named Fasciano Small Equity Variable Account, and prior to May 1, 2005, the variable account was named Aggressive Equity Variable Account.

(4)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(5)	Prior to May 1, 2008, Mid-Cap Equity Variable Account was named Mid-Cap Value Variable Account.

(6)	Prior to January 1, 2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(7)	Prior to May 1, 2007, Small-Cap Equity Variable Account was named VN Small-Cap Value Variable Account.

(8)	Prior to October 1, 2006, BlackRock Basic Value V.I. Class III Variable Account was named Mercury Basic Value V.I. Class III Variable Account, and prior to May 1, 2005, the variable account was named Merrill Lynch Basic Value V.I. Class III Variable Account.

(9)	Prior to October 1, 2006, BlackRock Global Allocation V.I. Class III Variable Account was named Mercury Global Allocation V.I. Class III Variable Account, and prior to May 1, 2005, the variable account was named Merrill Lynch Global Allocation V.I. Class III Variable Account.

(10)	The annualized investment income ratios for the periods from inception to December 31, 2007 were 20.70%, 43.03%, 17.79%, 24.07%, 13.39%, and 13.07% for the Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, and Fidelity VIP Freedom 2030 Service Class 2 Variable Accounts, respectively. If not annualized, the investment income ratios were 3.63%, 2.24%, 3.27%, 1.91%, 1.94%, and 3.04%, respectively.

(11)	Prior to September 10, 2008, NACM Small Cap Variable Account was named OpCap Small Cap Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2008 is comprised of sixty-one subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, MFS Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, the “Funds”) as presented in the Schedule of Investments in Section I of this brochure.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections A through H of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) a new Variable Account named the Long/Short Large-Cap Variable Account that commenced operations on May 2, 2008.
     On June 20, 2008, the net assets of the ETF 2010, ETF 2015, ETF 2020, ETF 2025, ETF 2030, and ETF 2040+ Portfolios of the XTF Advisors Trust, the underlying funds for the ETF 2010, ETF 2015, ETF 2020, ETF 2025, ETF 2030, and ETF 2040+ Variable Accounts, respectively, were liquidated. Because these variable accounts were liquidated prior to December 31, 2008, no other information for these variable accounts is presented in this report.
     The net assets of the Pacific Select Fund’s Concentrated Growth and Capital Opportunities Portfolios, the underlying portfolios for the Concentrated Growth and Capital Opportunities Variable Accounts, respectively, were transferred to the Pacific Select Fund’s Equity and Main Street Core Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Equity and Main Street Core Variable Accounts, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on April 30, 2007. In connection with the Reorganization, a total of 1,528,682 outstanding accumulation units (valued at $8,185,234) of the Concentrated Growth Variable Account were exchanged for 575,774 accumulation units with equal value of the Equity Variable Account; and a total of 1,209,146 outstanding accumulation units (valued at $12,366,072) of the Capital Opportunities Variable Account were exchanged for 222,822 accumulation units with equal value of the Main Street Core Variable Account.
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual modified single premium, flexible premium, and last survivor flexible premium variable life insurance policies issued by Pacific Life. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments and Fair Value Measurements
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds are discussed in the notes to their financial statements.
     The Separate Account adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements, issued by the Financial Accounting Standards Board as of January 1, 2008. SFAS 157 clarifies the definition of fair value for financial reporting under U.S. GAAP, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Under SFAS 157, the Separate Account is required to characterize the value of its holdings as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical holdings

Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 –	Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Separate Account’s holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2008, all of the Separate Account’s holdings as presented in the Schedule of Investments in Section I of this brochure were characterized as Level 1 as defined in SFAS 157.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for Federal income tax purposes. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases (excluding reinvestments of distributions) and proceeds from sales of investments for the year or period ended December 31, 2008, were as follows:

Variable Accounts	Purchases	Sales
Small-Cap Growth	$6,446,469	$4,114,236
International Value	20,967,382	38,096,510
Long/Short Large-Cap (1)	18,195,256	352,082
International Small-Cap	6,687,352	3,502,258
Equity Index	59,619,064	59,133,879
Small-Cap Index	14,300,351	42,060,184
Diversified Research	2,826,577	18,060,211
Equity	3,232,151	7,502,874
American Funds Growth-Income	12,358,776	7,977,081
American Funds Growth	23,124,151	5,419,203
Large-Cap Value	8,218,285	14,177,688
Technology	4,222,789	5,464,856
Short Duration Bond	12,190,998	13,697,204
Floating Rate Loan	2,365,801	1,974,378
Diversified Bond	5,993,606	8,877,443
Growth LT	9,884,150	42,746,502
Focused 30	19,493,748	9,931,724
Health Sciences	7,401,756	6,045,555
Mid-Cap Equity (formerly named Mid-Cap Value)	9,989,837	20,084,475
Large-Cap Growth	7,934,867	5,306,818
International Large-Cap	15,723,777	19,315,675
Small-Cap Value	19,886,543	13,692,893
Multi-Strategy	2,941,511	12,164,620
Main Street Core	4,620,558	14,036,528
Emerging Markets	14,286,060	31,904,192
Money Market	260,254,638	201,735,830
High Yield Bond	27,108,961	19,790,035
Managed Bond	31,716,242	58,582,821
Inflation Managed	27,463,887	31,678,923
Comstock	8,723,402	19,408,056
Mid-Cap Growth	15,055,129	22,512,122
Real Estate	14,837,219	17,584,138
Small-Cap Equity	10,637,788	2,547,381
I	22,033,591	36,964,439
II	20,464,222	17,059,354
III	12,721,357	12,448,572
V	9,632,701	3,857,231
BlackRock Basic Value V.I. Class III	4,824,602	1,577,718
BlackRock Global Allocation V.I. Class III	25,932,438	9,710,940
Fidelity VIP Contrafund Service Class 2	20,365,595	15,392,355
Fidelity VIP Freedom Income Service Class 2	393,269	43,477
Fidelity VIP Freedom 2010 Service Class 2	5,109,294	4,366,175
Fidelity VIP Freedom 2015 Service Class 2	802,556	259,866
Fidelity VIP Freedom 2020 Service Class 2	1,021,481	91,621
Fidelity VIP Freedom 2025 Service Class 2	201,708	107,575
Fidelity VIP Freedom 2030 Service Class 2	1,085,262	230,770
Fidelity VIP Growth Service Class 2	5,978,621	2,168,006
Fidelity VIP Mid Cap Service Class 2	6,207,941	5,925,687
Fidelity VIP Value Strategies Service Class 2	911,001	2,210,326
International Growth Service Class	30,076,576	5,860,310
INTECH Risk-Managed Core Service Class	11,797,148	11,223,378
Mid Cap Growth Service Class	4,932,268	1,277,213
US Strategic Equity	151,938	67,996
Legg Mason Partners Variable Aggressive Growth Class — II	550,092	221,951
Legg Mason Partners Variable Mid Cap Core Class — II	8,362,528	154,859
MFS New Discovery Series Service Class	772,372	184,443
MFS Utilities Series Service Class	5,163,465	13,932,965
NACM Small Cap (formerly named OpCap Small Cap)	1,431,783	267,463
T. Rowe Price Blue Chip Growth — II	2,091,642	2,006,209
T. Rowe Price Equity Income — II	14,648,061	14,044,471
Van Eck Worldwide Hard Assets	31,308,338	15,775,870

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. CHANGE IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2008 and 2007 were as follows:

	2008			2007
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Small-Cap Growth (formerly named Fasciano Small Equity)	1,264,105	(1,026,257)	237,848	1,328,245	(1,078,617)	249,628
International Value	2,324,560	(2,887,623)	(563,063)	3,613,315	(3,453,703)	159,612
Long/Short Large-Cap (1)	2,043,117	(257,150)	1,785,967
International Small-Cap	1,525,277	(1,044,667)	480,610	1,994,399	(1,040,736)	953,663
Equity Index	2,502,844	(2,455,448)	47,396	2,346,136	(2,818,358)	(472,222)
Small-Cap Index	2,464,066	(4,094,880)	(1,630,814)	5,200,162	(6,748,482)	(1,548,320)
Diversified Research	893,004	(2,016,835)	(1,123,831)	1,834,616	(2,281,739)	(447,123)
Equity	673,190	(1,015,353)	(342,163)	1,562,333	(1,454,993)	107,340
American Funds Growth-Income	2,160,503	(1,775,149)	385,354	3,864,346	(3,088,645)	775,701
American Funds Growth	2,910,620	(1,571,839)	1,338,781	6,462,193	(6,637,139)	(174,946)
Large-Cap Value	2,261,371	(2,659,867)	(398,496)	3,802,400	(3,990,480)	(188,080)
Technology	1,135,106	(1,365,344)	(230,238)	2,725,068	(2,587,133)	137,935
Short Duration Bond	2,019,386	(2,168,616)	(149,230)	2,099,182	(2,193,911)	(94,729)
Floating Rate Loan (2)	481,623	(431,685)	49,938	1,492,611	(529,620)	962,991
Diversified Bond	1,306,695	(1,595,515)	(288,820)	2,197,179	(525,995)	1,671,184
Growth LT	1,251,089	(2,022,501)	(771,412)	1,528,998	(2,217,785)	(688,787)
Focused 30	2,124,323	(1,570,144)	554,179	3,200,064	(2,406,722)	793,342
Health Sciences	962,924	(907,596)	55,328	1,180,515	(1,106,060)	74,455
Mid-Cap Equity (formerly named Mid-Cap Value)	2,205,268	(2,612,972)	(407,704)	4,701,984	(4,507,228)	194,756
Large-Cap Growth	2,589,103	(2,141,201)	447,902	2,666,940	(3,784,818)	(1,117,878)
International Large-Cap	4,865,382	(5,255,473)	(390,091)	7,575,096	(8,276,120)	(701,024)
Small-Cap Value	1,652,154	(1,381,438)	270,716	2,789,105	(3,035,336)	(246,231)
Multi-Strategy	220,802	(432,983)	(212,181)	419,934	(641,403)	(221,469)
Main Street Core	571,356	(762,040)	(190,684)	857,901	(743,735)	114,166
Emerging Markets	1,756,514	(2,375,544)	(619,030)	3,297,383	(3,008,268)	289,115
Money Market	24,615,153	(22,098,848)	2,516,305	41,973,985	(40,434,947)	1,539,038
High Yield Bond	1,157,317	(949,363)	207,954	1,358,115	(1,355,359)	2,756
Managed Bond	3,044,057	(3,713,837)	(669,780)	5,791,955	(5,040,503)	751,452
Inflation Managed	1,584,686	(1,729,735)	(145,049)	1,832,522	(1,716,114)	116,408
Comstock	2,304,195	(3,239,842)	(935,647)	4,191,474	(2,218,901)	1,972,573
Mid-Cap Growth	3,337,302	(4,065,197)	(727,895)	6,065,688	(5,452,366)	613,322
Real Estate	1,044,465	(1,088,510)	(44,045)	1,732,006	(2,061,947)	(329,941)
Small-Cap Equity (formerly named VN Small-Cap Value)	1,009,291	(444,679)	564,612	685,388	(315,543)	369,845
I	1,011,028	(1,545,753)	(534,725)	1,471,592	(1,436,624)	34,968
II	1,111,167	(952,997)	158,170	418,243	(616,197)	(197,954)
III	532,717	(515,428)	17,289	862,656	(872,515)	(9,859)
V	838,800	(455,429)	383,371	396,302	(499,078)	(102,776)
BlackRock Basic Value V.I. Class III	462,548	(181,535)	281,013	534,033	(371,028)	163,005
BlackRock Global Allocation V.I. Class III	2,144,248	(1,073,383)	1,070,865	600,505	(156,660)	443,845
Fidelity VIP Contrafund Service Class 2	2,468,269	(2,117,935)	350,334	3,054,776	(1,707,936)	1,346,840
Fidelity VIP Freedom Income Service Class 2 (3)	46,235	(7,886)	38,349	1,154	(11)	1,143
Fidelity VIP Freedom 2010 Service Class 2 (4)	555,445	(510,768)	44,677	8,484	—	8,484
Fidelity VIP Freedom 2015 Service Class 2 (5)	94,585	(28,601)	65,984	36,931	(2,761)	34,170
Fidelity VIP Freedom 2020 Service Class 2 (6)	130,446	(24,818)	105,628	9,587	(38)	9,549
Fidelity VIP Freedom 2025 Service Class 2 (7)	32,069	(19,108)	12,961	247,965	(1,891)	246,074
Fidelity VIP Freedom 2030 Service Class 2 (8)	128,907	(36,215)	92,692	14,103	(131)	13,972
Fidelity VIP Growth Service Class 2	495,305	(198,879)	296,426	235,682	(46,415)	189,267
Fidelity VIP Mid Cap Service Class 2	753,724	(726,474)	27,250	1,410,663	(677,622)	733,041
Fidelity VIP Value Strategies Service Class 2	122,992	(237,800)	(114,808)	1,006,295	(1,468,870)	(462,575)
International Growth Service Class (9)	3,529,462	(1,172,565)	2,356,897	1,256,974	(390,154)	866,820
INTECH Risk-Managed Core Service Class (10)	1,277,339	(1,253,863)	23,476	16,147	(442)	15,705
Mid Cap Growth Service Class (11)	491,655	(130,878)	360,777	87,733	(5,156)	82,577
US Strategic Equity (12)	14,427	(3,589)	10,838	4,906	(1,444)	3,462
Legg Mason Partners Variable Aggressive Growth — Class II (9)	71,324	(26,927)	44,397	128,796	(120,655)	8,141
Legg Mason Partners Variable Mid Cap Core — Class II (12)	985,326	(24,085)	961,241	15,146	(2,588)	12,558
MFS New Discovery Series Service Class (13)	88,653	(19,313)	69,340	24,601	(2,152)	22,449
MFS Utilities Series Service Class (14)	604,018	(1,502,367)	(898,349)	1,315,413	(28,006)	1,287,407
NACM Small Cap (formerly named OpCap Small Cap) (15)	154,201	(25,663)	128,538	16,624	(1,931)	14,693
T. Rowe Price Blue Chip Growth — II	216,185	(198,997)	17,188	2,300,538	(2,086,199)	214,339
T. Rowe Price Equity Income — II	1,641,735	(1,619,113)	22,622	4,939,215	(5,011,343)	(72,128)
Van Eck Worldwide Hard Assets	1,877,739	(1,295,590)	582,149	1,998,450	(1,752,342)	246,108

See explanation of references on L-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
Explanation of References for Notes to Financial Statements on L-3

(1)	Operations commenced during 2008 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 4, 2007.

(3)	Operations commenced on October 29, 2007.

(4)	Operations commenced on December 13, 2007.

(5)	Operations commenced on October 26, 2007.

(6)	Operations commenced on December 3, 2007.

(7)	Operations commenced on November 9, 2007.

(8)	Operations commenced on October 8, 2007.

(9)	Operations commenced on May 3, 2007.

(10)	Operations commenced on June 21, 2007.

(11)	Operations commenced on May 16, 2007.

(12)	Operations commenced on May 21, 2007.

(13)	Operations commenced on May 14, 2007.

(14)	Operations commenced on May 11, 2007.

(15)	Operations commenced on May 24, 2007.

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting and reporting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts and for defined benefit pension and other postretirement plans.
As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to broker-dealer discontinued operations.
March 5, 2009

Member of
Pacific Southwest: Carlsbad Costa Mesa Las Vegas Los Angeles Phoenix Reno San Diego	Deloitte Touche Tohmatsu

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2008	2007

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$21,942	$26,854
Equity securities available for sale, at estimated fair value	216	409
Mortgage loans	5,622	4,585
Policy loans	6,920	6,410
Other investments	2,045	2,156

TOTAL INVESTMENTS	36,745	40,414
Cash and cash equivalents	3,354	521
Deferred policy acquisition costs	5,012	4,481
Other assets	3,046	1,482
Separate account assets	41,505	57,605

TOTAL ASSETS	$89,662	$104,503

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$32,670	$32,017
Future policy benefits	9,841	6,025
Short-term and long-term debt	328	397
Other liabilities	1,332	1,878
Separate account liabilities	41,505	57,605

TOTAL LIABILITIES	85,676	97,922

Commitments and contingencies (Note 20)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	505	505
Retained earnings	5,130	5,814
Accumulated other comprehensive income (loss)	(1,679)	232

TOTAL STOCKHOLDER’S EQUITY	3,986	6,581

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$89,662	$104,503

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
REVENUES
Policy fees and insurance premiums	$1,997	$1,780	$1,538
Net investment income	1,997	2,114	2,042
Net realized investment gain (loss)	(1,327)	(46)	62
Realized investment gain on interest in PIMCO	109		32
Investment advisory fees	255	327	319
Other income	129	98	47

TOTAL REVENUES	3,160	4,273	4,040

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,234	1,266	1,219
Policy benefits paid or provided	1,206	855	780
Commission expenses	715	690	606
Operating expenses	712	740	630

TOTAL BENEFITS AND EXPENSES	3,867	3,551	3,235

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(707)	722	805
Provision (benefit) for income taxes	(363)	98	198

INCOME (LOSS) FROM CONTINUING OPERATIONS	(344)	624	607
Minority interest	11	(36)	(13)
Discontinued operations, net of taxes	(6)	11	(4)

NET INCOME (LOSS)	($339)	$599	$590

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on
					Derivatives
			Unearned		and Securities
	Common	Paid-in	ESOP	Retained	Available for	Other,
	Stock	Capital	Shares	Earnings	Sale, Net	Net	Total
	(In Millions)
BALANCES, JANUARY 1, 2006	$30	$502	($8)	$4,839	$682	$78	$6,123
Comprehensive income (loss):
Net income				590			590
Other comprehensive loss, net					(246)	(16)	(262)

Total comprehensive income							328
Dividend paid to parent				(185)			(185)
Other equity adjustments		3	8				11

BALANCES, DECEMBER 31, 2006	30	505	0	5,244	436	62	6,277
Comprehensive income (loss):
Net income				599			599
Other comprehensive loss, net					(250)	(16)	(266)

Total comprehensive income							333
Cumulative effect of adoption of new accounting principle, net of tax				(29)			(29)

BALANCES, DECEMBER 31, 2007	30	505	0	5,814	186	46	6,581
Comprehensive loss:
Net loss				(339)			(339)
Other comprehensive loss, net					(1,814)	(97)	(1,911)

Total comprehensive loss							(2,250)
Dividend paid to parent				(345)			(345)

BALANCES, DECEMBER 31, 2008	$30	$505	$0	$5,130	($1,628)	($51)	$3,986

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	($333)	$588	$594
Adjustments to reconcile net income (loss) excluding discontinued operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(144)	(150)	(126)
Depreciation and other amortization	51	66	63
Deferred income taxes	(592)	1	49
Net realized investment (gain) loss	1,327	46	(62)
Realized investment gain on interest in PIMCO	(109)		(32)
Net change in deferred policy acquisition costs	(175)	(302)	(496)
Interest credited to policyholder account balances	1,234	1,266	1,219
Change in future policy benefits and other insurance liabilities	1,182	666	502
Other operating activities, net	(342)	(58)	294

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,099	2,123	2,005
Net cash used in operating activities of discontinued operations	(18)	(71)	(16)

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,081	2,052	1,989

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(2,730)	(5,885)	(5,037)
Sales	2,084	2,041	2,039
Maturities and repayments	2,136	2,718	2,937
Repayments of mortgage loans	470	439	1,330
Fundings of mortgage loans and real estate	(1,665)	(1,658)	(1,140)
Change in policy loans	(510)	(342)	(164)
Sale of interest in PIMCO	288		88
Purchases and terminations of derivative instruments	72	(58)	(9)
Change in collateral received or pledged	1,056	17	143
Other investing activities, net	240	(222)	(237)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	1,441	(2,950)	(50)
Net cash provided by (used in) investing activities of discontinued operations	7	76	(9)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	1,448	(2,874)	(59)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2008	2007	2006

		(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$7,320	$6,876	$4,760
Withdrawals	(7,602)	(7,131)	(5,940)
Net change in short-term debt	(100)	100
Issuance of long-term debt	24	136	9
Payments of long-term debt	(35)	(33)	(19)
Dividend paid to parent	(345)		(169)
Other financing activities, net	42	54	11

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(696)	2	(1,348)

Net change in cash and cash equivalents	2,833	(820)	582
Cash and cash equivalents, beginning of year	521	1,341	759

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,354	$521	$1,341

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid, net	$13	$155	$44
Interest paid	$23	$19	$16

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, mutual funds, and pension and institutional products. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005. PMHC transferred its state of legal domicile from the State of California to the State of Nebraska, effective June 29, 2007, to reunite PMHC and Pacific Life under one regulatory authority.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life and its subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $212 million and $181 million as of December 31, 2008 and 2007, respectively.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2). These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	Application of the consolidation rules to certain investments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2007 and 2006 consolidated financial statements to conform to the 2008 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2008, the Company adopted Financial Accounting Standards Board (FASB) Staff Position (FSP) Financial Accounting Standards (FAS) 140-4 and FASB Interpretation No. (FIN) 46(R)-8 — Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. This FSP improves the transparency of transfers of financial assets and an enterprise’s involvement with VIEs. The adoption of this FSP had no impact on the Company’s consolidated financial statements. See Note 4 for information on the Company’s VIEs and expanded disclosure.

Effective December 31, 2008, the Company adopted FSP FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement of Financial Accounting Standard (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. This FSP also clarifies that the disclosures required by SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an Amendment of FASB Statement No. 133, will be incorporated upon adoption of SFAS No. 161 on January 1, 2009. The adoption of FSP FAS No. 133-1 and FIN 45-4 had no impact on the Company’s consolidated financial statements. See Note 9 for information on the Company’s credit derivatives and expanded disclosure.

Effective December 31, 2008, the Company adopted FSP Emerging Issues Task Force (EITF) Issue No. 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20, to revise guidance for beneficial interests in securitized financial assets that are within the scope of EITF Issue No. 99-20, Recognition of Interest Income and Impairment of Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other than temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other than temporary impairment assessment and the related disclosure requirements in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and other related guidance. The adoption of the FSP had no impact on the Company’s consolidated financial statements. See Note 8 for information of the Company’s other than temporary impairments and expanded disclosures.

Effective January 1, 2008, the Company adopted FSP FIN 39-1, Amendment of FASB Interpretation No. 39. FSP FIN 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP FIN 39-1 also amends FIN 39 for certain terminology modifications. This statement permits offsetting of fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP FIN 39-1 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2008, the Company adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option on any of the eligible assets or liabilities. Therefore, adoption of SFAS No. 159 had no impact on the Company’s consolidated financial statements.

Effective January 1, 2008, the Company adopted SFAS No. 157, Fair Value Measurements. This statement creates a common definition of fair value to be used throughout U.S. GAAP. SFAS No. 157 applies whenever another standard requires or permits assets or liabilities to be measured at fair value, with certain exceptions. The standard establishes a hierarchy for determining fair value, which requires the use of observable market data whenever available. The statement also requires expanded disclosures, which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. The adoption of SFAS No. 157 did not have a material impact on the Company’s consolidated financial statements. See Note 13 for information on the Company’s fair value measurements and expanded disclosures.

In October 2008, the FASB issued FSP FAS 157-3 — Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active. This FSP clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The FSP was effective at issuance. The adoption of this FSP had no impact on the Company’s consolidated financial statements. See Note 13 for information on the Company’s fair value measurements and expanded disclosure.

In February 2008, the FASB issued FSP FAS No. 157-2 — Effective Date of FASB Statement No. 157, which delays the effective date of SFAS No. 157 to January 1, 2009 for certain nonfinancial assets and nonfinancial liabilities. Examples of applicable nonfinancial assets and nonfinancial liabilities to which FSP FAS No. 157-2 applies include, but are not limited to:
•	Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination that are not subsequently remeasured at fair value;

•	Reporting units measured at fair value in the goodwill impairment test as described in SFAS No. 142, Goodwill and Other Intangible Assets, and nonfinancial assets and nonfinancial liabilities measured at fair value in the SFAS No. 142 goodwill impairment test, if applicable; and

•	Nonfinancial long-lived assets measured at fair value for impairment assessment under SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets.
As a result of this FSP, the Company has delayed until January 1, 2009 the implementation of SFAS No. 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS No. 157-2.

Effective December 31, 2007, the Company adopted SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. This statement requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial condition and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company’s adoption of SFAS No. 158 resulted in a reduction to other comprehensive income (OCI) of $20 million, net of taxes as of December 31, 2007.

Effective January 1, 2007, the Company adopted FIN 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A tax position that meets the more likely than not recognition threshold should be measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest expense and penalties related to unrecognized tax benefits as a component of the provision (benefit) for income taxes. The adoption of FIN 48 had no impact on the Company’s consolidated financial statements, and therefore, there was no cumulative effect related to the adoption of FIN 48.

Effective May 2, 2007, the Company adopted FSP FIN 48-1, Definition of Settlement in FASB Interpretation No. 48. This FSP amends FIN 48 to provide guidance on how to determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. This statement is effective upon the initial adoption of FIN 48 with retrospective application if the provisions of this FSP were not previously applied. The adoption of this FSP had no impact on the Company’s consolidated financial statements, and therefore, there was no retrospective adjustment.

Effective January 1, 2007, the Company adopted SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity (SPE) from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The adoption of SFAS No. 155 did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of

Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements on insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. In addition, in February 2007, the AICPA issued related Technical Practice Aids (TPAs) to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1. The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $29 million, net of taxes, which was recorded as a reduction to retained earnings during the year ended December 31, 2007.
FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2008, the FASB issued FSP SFAS No. 132(R)-1, Employers’ Disclosures about Postretirement Benefit Plan Assets, an amendment to SFAS No. 132(R), Employers’ Disclosures about Pensions and Other Postretirement Benefits, to provide guidance on an employer’s disclosures about plan assets of a defined benefit pension or other postretirement plan. FSP SFAS No. 132(R)-1 is effective for the Company as of December 31, 2009, which will result in expanded disclosures related to the Company’s employee benefit plans.

In April 2008, the FASB issued FSP FAS No. 142-3, Determination of the Useful Life of Intangible Assets. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R), Business Combinations, and other U.S. GAAP. This FSP will be applied prospectively to intangible assets acquired after the effective date. FSP FAS No. 142-3 is effective for the Company beginning January 1, 2009. Adoption of FSP FAS No. 142-3 is not expected to have any impact on the Company’s consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, which establishes the disclosure requirements for derivative instruments and for hedging activities. This statement amends and expands the disclosure requirements of SFAS No. 133 with the intent to disclose how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedged items affect a company’s financial position, financial performance and cash flows. SFAS No. 161 is effective for the Company beginning January 1, 2009. The Company expects to adopt SFAS No. 161 on January 1, 2009, which will result in expanded disclosures related to derivative instruments and hedging activities.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of ARB No. 51. SFAS No. 160 improves the relevance, comparability and transparency of the financial information that a company provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for the Company beginning January 1, 2009 and will be applied prospectively when adopted, except for the presentation and disclosure requirements, which will be applied retrospectively for all periods presented. Adoption of SFAS No. 160 is not expected to have a material impact on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which replaces SFAS No. 141, Business Combinations. SFAS No. 141(R) establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, recognizes and measures the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective for the Company beginning January 1, 2009. SFAS No. 141(R) will be applied prospectively to business combinations occurring after the date of adoption.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC and future policy benefits, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income.

Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).
Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The Company’s available for sale securities are regularly assessed for other than temporary impairments. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, a charge to net realized investment gain (loss) is recorded equal to the difference between the estimated fair value and net carrying amount of the security.

The evaluation of other than temporary impairments is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for other than temporary impairments. The Company has an investment impairment committee comprised of investment and accounting professionals that reviews and evaluates securities for potential other than temporary impairments at least on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest-rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Given the recent turmoil and volatility in the financial markets and the severe economic recession, estimated fair values for most fixed maturity securities have declined significantly. Analysis of the probability that all cash flows will be collected under the contractual terms of the fixed maturity security and determination as to whether the Company has the intent and ability to hold the investment for a sufficient period of time to allow for recovery in value were key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, including residential and commercial mortgage-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows and performance, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating perpetual preferred securities, which do not have final contractual cash flows, the Company applied other than temporary impairment considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant “debt-like” characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities. The SEC Issues Letter Clarifying Other-Than-Temporary Impairment Guidance for Perpetual Preferred Securities issued on October 15, 2008 states that if an investor in a perpetual preferred security with an estimated fair value below cost that is not attributable to the credit deterioration of the issuer would not be required to recognize an other than temporary impairment by asserting that it has the intent and ability to continue holding the security for a sufficient period to allow for an anticipated recovery in market value.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a write-down is taken for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate and recorded in net realized investment gain (loss). The Company had no impairments during the years ended December 31, 2008, 2007 and 2006. Policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, non marketable equity securities, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.
Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision (benefit) for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision (benefit) for income taxes (Note 17). The amortization recorded in net investment income was $5 million, $20 million and $24 million for the years ended December 31, 2008, 2007 and 2006, respectively.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 9).

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income, interest expense or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less. Secured lending transactions with maturities of three months or less are also included in cash equivalents. The Company entered into a series of Federal National Mortgage Association (FNMA) pass-through dollar roll transactions during the fourth quarter of 2008. The Company purchased FNMA pass through securities and was contractually obligated to resell the same or substantially the same securities within 30 days of purchase. The Company classified these dollar roll transactions as short-term secured loans and reported them as cash and cash equivalents. As of December 31, 2008, the loans amounted to $403 million. The fair values of the securities held in connection with the secured lending were $410 million as of December 31, 2008.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined by SOP 05-1), is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2008 and 2007, the carrying value of DAC was $5.0 billion and $4.5 billion, respectively (Note 7).

For universal life (UL), variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 8.0% of each deposit. The capitalized sales inducement balance included in the DAC asset was $552 million as of December 31, 2008 and 2007.

GOODWILL FROM ACQUISITIONS

Goodwill represents the excess of costs over the fair value of net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances change that would indicate that a triggering event, as defined in SFAS 142 has occurred. Goodwill from acquisitions, included in other assets, totaled $15 million as of December 31, 2008 and 2007. There were no goodwill impairment write-downs from continuing operations during the years ended December 31, 2008, 2007 and 2006.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 10). Interest credited to these contracts primarily ranged from 2.0% to 9.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses (Note 10). Interest rates used in establishing such liabilities ranged from 1.9% to 11.3%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

As of December 31, 2008 and 2007, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth, and assumed reinsurance agreements intended to offset reinsurance costs and increase risk spread. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts, have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance contracts. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset when a written legal right of offset exists. See Note 15.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC and URR.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Investment advisory fees are primarily fees earned from Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life formed in 2007, which serves as the investment advisor for the Pacific Select Fund, an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized using the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), and Pacific Alliance Reinsurance Company of Vermont (PAR Vermont), a Vermont-based life reinsurance company wholly owned by Pacific Life, are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
CONTINGENCIES

The Company follows the requirements of SFAS No. 5, Accounting for Contingencies. This statement requires the Company to evaluate each contingent matter separately. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable then any other, the Company records an estimated reserve at the low end of the range of losses. See Note 20.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

In accordance with SOP 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts, for separate account funding agreements where the Company provides a guarantee of principal and interest to the contract holder and the Company bears all the risks and rewards of the investments underlying the separate account, the related investments and liabilities are recognized as investments and liabilities in the consolidated statements of financial condition. Revenue and expenses are recognized within the respective revenue, and benefit and expense lines in the consolidated statements of operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 13, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

As of December 31, 2008, Pacific Life has two permitted practices approved by the NE DOI that differ from statutory accounting practices adopted by the National Association of Insurance Commissioners (NAIC). The first permitted practice relates to the valuation of certain statutory separate account assets that are carried at book value instead of estimated fair value. Pacific Life’s statutory capital and surplus as of December 31, 2008 and 2007 did not reflect unrealized losses of $88 million and $54 million, respectively, with regards to this permitted practice. The second permitted practice has a financial statement filing date of December 31, 2008 and will continue until December 30, 2009. This permitted practice allows Pacific Life to apply the revised version of Actuarial Guideline 39 for variable annuity reserves that is contained in the final recommendations submitted by the Capital & Surplus Relief Working Group to the Executive Committee of the NAIC. This permitted practice resulted in an increase to statutory surplus and net income of $442 million as of December 31, 2008.

In addition, Pacific Life uses a NE DOI prescribed accounting practice for certain synthetic GIC reserves that differs from statutory accounting practices adopted by the NAIC. As of December 31, 2008 and 2007, this NE DOI prescribed accounting practice resulted in statutory reserves of $12 million and $9 million, respectively, as opposed to statutory reserves of $640 million and zero, respectively, using statutory accounting practices adopted by the NAIC.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was ($1,529) million, $362 million and $362 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of Pacific Life was $3,136 million and $3,708 million as of December 31, 2008 and 2007, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2008 and 2007, Pacific Life, PL&A and PAR Vermont exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2008 statutory results, Pacific Life could pay $256 million in dividends in 2009 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.

During the year ended December 31, 2008, Pacific Life paid a cash dividend to Pacific LifeCorp of $345 million. No dividends were paid during 2007. During the year ended December 31, 2006, Pacific Life paid two dividends totaling $185 million to Pacific LifeCorp; a $25 million dividend, consisting of $9 million in cash and a real estate investment with an estimated fair value of $16 million, and a $160 million cash dividend.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and because PL&A recorded a $116 million statutory net loss from operations for the year ended December 31, 2008, PL&A will be unable to pay dividends to Pacific Life in 2009 without prior regulatory approval. No dividends were paid during 2008, 2007 and 2006.

OTHER

In November 2008, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 — Loan-backed and Structured Securities. SSAP 98 requires the use of discounted cash flows for impairment analysis and subsequent valuation of loan-backed and structured securities. This statement is effective for quarterly and annual reporting periods beginning on or after January 1, 2009. Changes resulting from the adoption of this statement shall be accounted for prospectively. The Company anticipates that adoption of this statement will result in statutory losses based on current market conditions. Based on December 31, 2008 information, this would have resulted in additional statutory losses amounting to approximately $320 million.

The Company has reinsurance contracts in place with a reinsurer whose financial stability has been deteriorating. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the events surrounding this reinsurer and evaluate its options to deal with any further deterioration of this reinsurer’s financial condition. As of December 31, 2008, statutory reserves ceded to this reinsurer amounted approximately to $160 million.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $278 million and $284 million as of December 31, 2008 and 2007, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $311 million and $308 million as of December 31, 2008 and 2007, respectively. The net contribution to income from the Closed Block was insignificant for the years ended December 31, 2008, 2007 and 2006.

4.	VARIABLE INTEREST ENTITIES

The following table presents, as of December 31, 2008 and 2007, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary or (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss
	(In Millions)
December 31, 2008:
Private equity funds	$236	$30
Asset-backed securities			$3,816	$93

Total	$236	$30	$3,816	$93

December 31, 2007:
Private equity funds	$194	$25
Warehouse facility	18	5
Collateralized debt obligation	6	3
Asset-backed securities			$3,816	$187

Total	$218	$33	$3,816	$187

PRIVATE EQUITY FUNDS

Private equity funds (the Funds) are three limited partnerships that invest in private equity investments for outside investors, where the Company is the general partner. The Company provides investment management services to the Funds for a fee and receives carried interest based upon the performance of the Funds and is a VIE due to the lack of control by the other equity investors. The Company has not guaranteed the performance, liquidity or obligations of the Funds, and the Company’s maximum exposure to loss is equal to the carrying amounts of its retained interest. VIE debt consolidated from the Funds was $2 million and zero as of December 31, 2008 and 2007, respectively. Consolidated assets are reported in other investments and cash and cash equivalents and consolidated liabilities are reported in short-term debt.

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests issued from bankruptcy-remote SPEs, which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company has no liabilities related to these VIEs. These asset-backed securities are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities as the Company does not absorb a majority of the expected losses or receive a majority of the expected residual return. The carrying amount of these investments is $93 million at December 31, 2008 and is classified in fixed maturity securities. During the years ended December 31, 2008 and 2007, the Company recorded other than temporary impairments of $117 million and $73 million, respectively, related to these securities.
WAREHOUSE FACILITY

The Company determined that it was the primary beneficiary of a warehouse facility that it sponsored in 2007 for the purpose of issuing a collateralized loan obligation. The Company has not guaranteed the performance, liquidity or obligations of the warehouse facility. The maximum exposure to loss was limited to the carrying amounts of the retained interests, which represent the equity in the facility. This facility was consolidated into the consolidated financial statements of the Company. Non-recourse debt consolidated from the facility was $13 million as of December 31, 2007. During the third quarter of 2008, the warehouse facility was liquidated. The Company settled the non-recourse debt and purchased the remaining assets of the facility.

COLLATERALIZED DEBT OBLIGATION

The Company determined that it was the primary beneficiary of a collateralized debt obligation (CDO) of high yield debt securities that it sponsored in 1998 and it was consolidated into the consolidated financial statements of the Company. Non-recourse debt consolidated from the CDO was $2 million as of December 31, 2007. During the third quarter of 2008, the CDO was liquidated and the non-recourse debt was fully repaid.

5.	INTEREST IN PIMCO

As of December 31, 2007, the Company owned a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America LLC (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO was reported at estimated fair value, as determined by a contractual put and call option price, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2007, the interest in PIMCO, which was included in other investments, had an estimated fair value of $288 million.

During the year ended December 31, 2008, the Company exercised a put option and sold all of its remaining interest in PIMCO to Allianz of America, Inc. (Allianz), a subsidiary of Allianz SE, for $288 million. The Company recognized a pre-tax gain of $109 million for the year ended December 31, 2008.

During the year ended December 31, 2006, Allianz exercised a call option of $88 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2006 was $32 million.

6.	DISCONTINUED OPERATIONS

The Company’s broker-dealer operations and group insurance business have been reflected as discontinued operations in the Company’s consolidated financial statements. Discontinued operations do not include the operations of Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, which primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company, and mutual funds.

In March 2007, the Company classified its broker-dealer subsidiaries, other than PSD, as held for sale. On June 20, 2007, a transaction closed whereby the Company sold certain of these broker-dealer subsidiaries to an unrelated third-party. Proceeds from the sale included cash of $53 million and a common stock interest in the buyer’s parent of $57 million. A pre-tax gain of $54 million was recognized from this sale during the year ended December 31, 2007. On December 31, 2007, a transaction closed whereby the Company sold another one of its broker-dealer subsidiaries to subsidiary management. The Company incurred a pre-tax loss of $1 million from this transaction during the year ended December 31, 2007. As of December 31, 2007, one broker-dealer subsidiary remained classified as held for sale. On March 31, 2008, a transaction closed whereby the Company sold this held for sale subsidiary to an unrelated third-party. The Company recognized an insignificant pre-tax gain from this transaction during the year ended December 31, 2008.

On April 27, 2005 (Closing Date), the Company sold its group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company cedes to the buyer future premiums received for its existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date will not be reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Revenues	$13	$276	$395
Benefits and expenses	22	300	401

Loss from discontinued operations	(9)	(24)	(6)
Benefit from income taxes	(3)	(8)	(2)

Loss from discontinued operations, net of taxes	(6)	(16)	(4)

Net gain on sale of discontinued operations		53
Provision for income taxes		26

Net gain on sale of discontinued operations, net of taxes		27

Discontinued operations, net of taxes	($6)	$11	($4)

Revenues from the group insurance business were zero, zero and $5 million and from the broker-dealer operations were $13 million, $276 million and $390 million for the years ended December 31, 2008, 2007 and 2006, respectively. Benefits and expenses from the group insurance business were zero, zero and $6 million and from the broker-dealer operations were $22 million, $300 million and $395 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Assets and liabilities from discontinued operations are included in other assets and other liabilities, respectively. Assets and liabilities as of December 31, 2008 relate to discontinued operations that have been sold. Assets and liabilities as of December 31, 2007 are all held for sale except for $4 million of other assets and $24 million of other liabilities related to discontinued operations that have been sold. Major classes of assets and liabilities related to discontinued operations were as follows:

	December 31,
	2008	2007
	(In Millions)
Investments		$23
Cash and cash equivalents		1
Other assets	$6	20

Total assets	$6	$44

Short-term debt		$18
Other liabilities	$13	38

Total liabilities	$13	$56

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Balance, January 1	$4,481	$4,248	$3,787
Cumulative pre-tax effect of adoption of new accounting principle (Note 1)		(45)
Additions:
Capitalized during the year	752	852	999
Amortization:
Allocated to commission expenses	(444)	(432)	(399)
Allocated to operating expenses	(133)	(118)	(104)

Total amortization	(577)	(550)	(503)
Allocated to OCI	356	(24)	(35)

Balance, December 31	$5,012	$4,481	$4,248

During the years ended December 31, 2008, 2007 and 2006, the Company revised certain assumptions to develop EGPs for its products subject to DAC amortization (Note 1). This resulted in an increase in DAC amortization expense of $20 million for the year ended December 31, 2008 and decreases in DAC amortization expense of $12 million and $16 million for the years ended December 31, 2007 and 2006, respectively. The revised EGPs also resulted in increased URR amortization of $2 million and $4 million for the years ended December 31, 2008 and 2006, respectively, and decreased URR amortization of $15 million for the year ended December 31, 2007.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary impairments and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques. See Note 13 for additional information on the Company’s fair value measurements.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
December 31, 2008:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$98	$19		$117
Obligations of states and political subdivisions	512	5	$148	369
Foreign governments	211	41	7	245
Corporate securities	15,534	292	1,523	14,303
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	6,133	105	1,306	4,932
Commercial mortgage-backed securities	1,191	15	106	1,100
Other asset-backed securities	741	32	111	662
Redeemable preferred securities	294	15	95	214

Total fixed maturity securities	$24,714	$524	$3,296	$21,942

Perpetual preferred securities	$385	$3	$174	$214
Other equity securities	2			2

Total equity securities	$387	$3	$174	$216

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
December 31, 2007:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$38	$5		$43
Obligations of states and political subdivisions	1,008	160	$2	1,166
Foreign governments	253	37		290
Corporate securities	16,047	501	203	16,345
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	6,257	64	126	6,195
Commercial mortgage-backed securities	1,427	64	3	1,488
Other asset-backed securities	1,000	52	43	1,009
Redeemable preferred securities	327	10	19	318

Total fixed maturity securities	$26,357	$893	$396	$26,854

Perpetual preferred securities	$434	$5	$33	$406
Other equity securities	3			3

Total equity securities	$437	$5	$33	$409

The Company has investments in perpetual preferred securities that are primarily issued by European and U.S. banks. The net carrying amount and estimated fair value of the available for sale securities was $553 million and $266 million, respectively, as of December 31, 2008. Included in these amounts are perpetual preferred securities carried in trusts with a net carrying amount and estimated fair value of $168 million and $52 million, respectively, that are held in fixed maturities and included in the tables above in corporate securities. Perpetual preferred securities reported as equity securities available for sale are presented in the tables above as perpetual preferred securities.
The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2008, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Millions)
Due in one year or less	$1,582	$9	$25	$1,566
Due after one year through five years	4,785	89	323	4,551
Due after five years through ten years	5,855	73	780	5,148
Due after ten years	4,427	201	645	3,983

	16,649	372	1,773	15,248
Mortgage-backed and asset-backed securities	8,065	152	1,523	6,694

Total	$24,714	$524	$3,296	$21,942

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non marketable securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	32	$276	$148
Foreign governments	5	66	7
Corporate securities	938	9,521	1,523
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	342	3,693	1,306
Commercial mortgage-backed securities	45	796	106
Other asset-backed securities	48	328	111
Redeemable preferred securities	18	153	95

Total fixed maturity securities	1,428	14,833	3,296
Perpetual preferred securities	30	197	174
Other securities	24	95	28

Total other securities	54	292	202

Total	1,482	$15,125	$3,498

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2008:
Obligations of states and political subdivisions	29	$254	$144	3	$22	$4
Foreign governments	5	66	7
Corporate securities	650	6,649	799	288	2,872	724
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	145	2,229	699	197	1,464	607
Commercial mortgage-backed securities	31	569	74	14	227	32
Other asset-backed securities	29	204	49	19	124	62
Redeemable preferred securities	5	43	6	13	110	89

Total fixed maturity securities	894	10,014	1,778	534	4,819	1,518
Perpetual preferred securities	7	29	16	23	168	158
Other securities	18	89	27	6	6	1

Total other securities	25	118	43	29	174	159

Total	919	$10,132	$1,821	563	$4,993	$1,677

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Millions)
December 31, 2007:
Obligations of states and political subdivisions	14	$61	$2
Corporate securities	636	6,131	203
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	387	3,882	126
Commercial mortgage-backed securities	16	326	3
Other asset-backed securities	51	523	43
Redeemable preferred securities	16	211	19

Total fixed maturity securities	1,120	11,134	396
Perpetual preferred securities	27	328	33
Other securities	30	50	7

Total other securities	57	378	40

Total	1,177	$11,512	$436

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Millions)			(In Millions)
December 31, 2007:
Obligations of states and political subdivisions				14	$61	$2
Corporate securities	386	$3,572	$112	250	2,559	91
Mortgage-backed and asset-backed securities:
Residential mortgage-backed securities	122	2,066	63	265	1,816	63
Commercial mortgage-backed securities	3	44	1	13	282	2
Other asset-backed securities	27	363	41	24	160	2
Redeemable preferred securities	12	190	17	4	21	2

Total fixed maturity securities	550	6,235	234	570	4,899	162
Perpetual preferred securities	20	226	21	7	102	12
Other securities	16	37	6	14	13	1

Total other securities	36	263	27	21	115	13

Total	586	$6,498	$261	591	$5,014	$175

Gross unrealized losses as of December 31, 2008 have increased significantly from December 31, 2007. General spread widening on fixed maturity investments caused by the recent disruption in the financial markets have led to decreases in their estimated fair values. The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company has the ability and intent to hold the securities until recovery.
Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards for some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

The table below illustrates the breakdown of non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2008.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2003 and
Rating	Amount	Fair Value	Amount	Prior	2004	2005	2006	2007	2008
	($ In Millions)
Prime RMBS:
AAA	$3,226	$2,480	87%	14%	18%	21%	22%	12%
AA	260	176	7%			3%	4%
A	122	80	3%			1%	2%
BAA	73	46	2%					2%
BA and below	27	15	1%					1%

Total	$3,708	$2,797	100%	14%	18%	25%	28%	15%	0%

Alt-A RMBS:
AAA	$745	$506	80%		8%	12%	22%	38%
AA	89	74	10%			1%	8%	1%
A	9	5	1%				1%
BAA	4	4	0%
BA and below	79	79	9%					9%

Total	$926	$668	100%	0%	8%	13%	31%	48%	0%

Sub-prime RMBS:
AAA	$393	$293	82%	27%	36%	16%	1%	2%
AA	70	46	15%	14%	1%
A	1	1	0%
BA and below	15	6	3%			3%

Total	$479	$346	100%	41%	37%	19%	1%	2%	0%

CMBS:
AAA	$1,052	$990	89%	59%	12%	4%		13%	1%
AA	63	57	5%	5%
A	36	29	3%	3%
BAA	28	17	2%					2%
BA and below	12	7	1%	1%

Total	$1,191	$1,100	100%	68%	12%	4%	0%	15%	1%

Monoline insurers guarantee the timely payment of principal and interest of certain securities. Municipalities will often purchase monoline insurance to wrap a security issuance in order to benefit from better market execution. The Company’s net carrying amount and established fair value of total monoline insured securities was $845 million and $700 million, respectively, as of December 31, 2008. Included in these amounts are monoline insured municipal securities with a net carrying amount and estimated fair value of $560 million and $438 million, respectively, as of December 31, 2008. Of the net carrying value of the municipal bond portfolio, 24% of the overall credit quality of the municipal bond portfolio, including the benefits of monoline insurance, was rated A or better and 76% was rated BAA by independent rating agencies. As of December 31, 2008, the Company had no direct investments in monoline insurers.

As of December 31, 2008, the Company has received advances of $1.7 billion from the Federal Home Loan Bank (FHLB) of Topeka and has issued $1.7 billion in funding agreements to the FHLB of Topeka. Funding agreements are used as an alternative source of funds for the Company’s spread lending business and the funding agreement liabilities are included in general account policyholder account balances. Assets with an estimated fair value of $2.2 billion as of December 31, 2008 are in a custodial account pledged as collateral for the funding agreements. The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2008, the Company holds $87 million of FHLB of Topeka stock.

PL&A is a member of FHLB of San Francisco. As of December 31, 2008, no assets are pledged as collateral. As of December 31, 2008, the Company holds $25 million of FHLB of San Francisco stock.

The Company lends securities in connection with its securities lending program administered by one of the largest U.S. financial institutions specializing in securities lending and short-term fixed-income asset management. The Company requires an amount equal to 102% of the estimated fair value of the loaned securities to be separately maintained as collateral for the loaned securities. The collateral is restricted and not available for general use. Securities loaned were zero and $2 million as of December 31, 2008 and 2007, respectively.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Fixed maturity securities	$1,467	$1,492	$1,411
Equity securities	23	26	28
Mortgage loans	289	248	300
Real estate	86	68	58
Policy loans	223	209	193
Partnerships and joint ventures	21	170	133
Other	24	38	42

Gross investment income	2,133	2,251	2,165
Investment expense	136	137	123

Net investment income	$1,997	$2,114	$2,042

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $10 million, $43 million and $61 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$100	$117	$39
Gross losses on sales	(37)	(23)	(37)
Other than temporary impairments	(454)	(98)	(6)
Other	4	20	12

Total fixed maturity securities	(387)	16	8

Equity securities:
Gross gains on sales		5	14
Other than temporary impairments	(68)		(3)
Other	1		1

Total equity securities	(67)	5	12

Trading securities	(22)	(1)	2
Real estate and mortgage loans	27	18	9
Variable annuity guaranteed living benefit embedded derivatives	(2,775)	(222)	41
Variable annuity guaranteed living benefit policy fees	108	78	64
Variable annuity derivatives	1,901	44	(71)
Other derivatives	(47)	(11)	(8)
Other investments — other than temporary impairments	(55)
Other	(10)	27	5

Total	($1,327)	($46)	$62

During the years ended December 31, 2008, 2007 and 2006, the Company recorded other than temporary impairments of $577 million, $98 million and $9 million, respectively. In connection with the recent significant disruption in the housing, financial and credit markets, the other than temporary impairment charges recorded during the year ended December 31, 2008 were primarily related to the Company’s exposure to Alt-A RMBS, certain structured securities and direct exposure to banks and corporate credits. The table below summarizes the other than temporary impairments by type:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
RMBS:
Alt-A	$214
Prime	13
Structured credit	31	$15
CDOs	125	73
Other asset-backed securities	1	5	$2
Corporate debt:
Financial institutions	48	2	1
Other	22	3	3
Equities:
Financial institutions	34		3
Other	34
Private equity	51
Other investments	4

Total other than temporary impairments	$577	$98	$9

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Available for sale securities:
Fixed maturity	($3,269)	($211)	($298)
Equity	(143)	(49)	(10)

Total	($3,412)	($260)	($308)

Trading securities	($19)	($2)	($2)

Trading securities totaled $114 million and $129 million as of December 31, 2008 and 2007, respectively. The cumulative unrealized gains (losses) on trading securities held as of December 31, 2008 and 2007 were ($19) million and zero, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2008 and 2007, totaled $4 million and $23 million, respectively.

As of December 31, 2008 and 2007, fixed maturity securities of $12 million and $13 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $5,622 million and $4,585 million as of December 31, 2008 and 2007, respectively. Mortgage loans are collateralized by commercial real estate properties primarily located throughout the U.S. As of December 31, 2008, $1,169 million, $746 million, $565 million, $446 million and $324 million were located in California, Florida, Washington, Texas and Washington D.C., respectively. As of December 31, 2008, $503 million was located in Canada. There were no defaults during the years ended

December 31, 2008, 2007, and 2006. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2008 or 2007. As of December 31, 2008, mortgage loan investments with one commercial sponsor exceeded 10% of stockholder’s equity. The carrying value of these investments was $767 million as of December 31, 2008.

Investments in real estate totaled $459 million and $400 million as of December 31, 2008 and 2007, respectively. There were no real estate write-downs during the years ended December 31, 2008, 2007 and 2006.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

The following table summarizes the notional amount and estimated fair value by hedge designation and derivative type. Collateral received from or pledged to counterparties is not included in the amounts below.

			Estimated Fair Value
	Notional Amount		Asset/(Liability)
	December 31,		December 31,
	2008	2007	2008	2007

	(In Millions)		(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$6,488	$8,043	($57)	$219
Forward starting interest rate swap agreements	1,535	1,935	252	29
Interest rate swaps	1,743	859	(43)	(9)

Total cash flow hedges	9,766	10,837	152	239

Fair value hedges:
Interest rate swaps	1,264	1,455	(120)	(33)
Foreign currency interest rate swaps	18	18	1	2

Total fair value hedges	1,282	1,473	(119)	(31)

Derivatives not designated as hedging instruments:
Variable annuity guaranteed living benefit embedded derivatives	33,455	27,935	(3,342)	(161)
Variable annuity derivatives — equity put swaps	5,173	2,827	937	18
Variable annuity derivatives — interest rate swaps	2,150		372
Variable annuity derivatives — total return swaps	2,437	470	(31)	26
Variable annuity guaranteed living benefit reinsurance contracts	13,274	7,358	429	23
Synthetic GICs	23,856	11,477	(3)
Interest rate swaps	535	97	(13)
Foreign currency interest rate swaps	460	367	3	(2)
Floors and options	204	119	3	5
Credit default swaps	128	128	(39)	(4)
Other	367	264		(11)

Total derivatives not designated as hedging instruments	82,039	51,042	(1,684)	(106)

Total	$93,087	$63,352	($1,651)	$102

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps. The notional amount of the variable annuity guaranteed living benefit reinsurance contracts represents the full protected basis of the underlying embedded derivative and estimated fair value represents the amount recoverable from reinsurers based on the portion of risk ceded.

The following table summarizes the asset and liability values of the Company’s derivative instruments, which are calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received or pledged, in accordance with legally enforceable counterparty master netting agreements. Net cash collateral received from counterparties was $1,392 million and $270 million as of December 31, 2008 and 2007, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments. Net cash collateral pledged to counterparties was $66 million and zero as of December 31, 2008 and 2007, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other liabilities. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments or other assets, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

	Asset Value		Liability Value
	December 31,		December 31,
	2008	2007	2008	2007

	(In Millions)		(In Millions)
Other investments	$249	$183
Other assets	429	23
Future policy benefits			$3,342	$161
Other liabilities			313	213

Total	$678	$206	$3,655	$374

As of December 31, 2008 and 2007, the Company had also accepted collateral consisting of various securities with an estimated fair value of $147 million and $16 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2008 and 2007, $15 million and $16 million, respectively, of the collateral had been repledged. As of December 31, 2008 and 2007, the Company provided collateral in the form of various securities of $17 million and $14 million, respectively, which are included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the year ended December 31, 2008, the net loss related to the ineffective portion of designated cash flow hedges was $4 million, and was insignificant for the years ended December 31, 2007 and 2006. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness. For the years ended December 31, 2008, 2007 and 2006, the Company had net losses of zero, $21 million and $2 million, respectively, reclassified from accumulated other comprehensive income (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $10 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2008, 2007 and 2006, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps to manage its exposure to changes in the estimated fair values of its assets and liabilities due to fluctuations in the benchmark interest rate.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in estimated fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

When a derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For the year ended December 31, 2008, hedge ineffectiveness related to designated fair value hedges reflected in net realized investment gain (loss) was ($1) million, and was insignificant for the years ended December 31, 2007 and 2006. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company has certain insurance and reinsurance contracts that are considered to contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. The changes in the estimated fair value of the derivatives not designated as hedging instruments are recognized in net realized investment gain (loss).

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits.

GLBs on new variable annuity contracts issued since January 1, 2007 are partially covered by reinsurance. These reinsurance arrangements have been used to offset a portion of the Company’s exposure to the GLBs for the lives of the host variable annuity contracts issued since January 1, 2007. The ceded portion of the GLBs is considered an embedded derivative and is recorded in other assets or other liabilities as either a reinsurance recoverable or reinsurance payable.

The Company employs hedging strategies and derivatives (variable annuity derivatives) designed to mitigate the equity risk associated with the GLBs not covered by reinsurance. Equity put swaps are utilized to economically hedge against a portion of the movements in the equity markets. These equity put swaps involve the exchange of periodic fixed rate payments for the return, at the end of the swap agreement, of the equity index below a specified strike price. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to economically hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return relative to the index on the trade date is positive or negative, respectively.

The Company uses interest rate swaps to hedge fluctuations in the valuation of GLBs as a result of changes in risk free rates. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value fixed income option. The Company receives a fee for providing book value accounting for the ERISA Plan stable value fixed income option. The Company does not manage the assets underlying synthetic GICs. In the event that plan participant elections exceed the estimated fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and estimated fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

The Company uses credit default swaps in combination with cash instruments to reproduce the investment characteristics of certain investments. Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security. A payment is delivered if the underlying security of the derivative defaults. Under this event, the required maximum potential amounts of future payments were $95 million and $115 million as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the fair value of credit derivatives sold by the Company was ($38) million and ($4) million, respectively. The terms for these instruments range from one to seven years.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2008 and 2007 was $150 million and $196 million, respectively.

For all derivative contracts other than GLBs and synthetic GICs, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2008, the Company’s insurer financial strength rating was above the specified level.

The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. For the year ended December 31, 2008, the Company has incurred losses of $7 million, included in net realized gain (loss), on derivative instruments due to a counterparty default related to the bankruptcy of Lehman Brothers Holdings Inc. These losses were a result of the contractual collateral threshold amounts and open collateral calls in excess of such amounts immediately prior to the bankruptcy filing. For the year ended December 31, 2008, swap contracts are still open with Lehman Brothers Special Finance with a fair value of ($24) million, which resulted in a loss of $12 million included in net realized investment gain (loss).

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2008	2007

	(In Millions)
Universal life	$18,729	$17,742
Funding agreements	7,890	9,190
Fixed account liabilities	4,515	4,159
GICs	1,536	926

Total	$32,670	$32,017

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2008	2007

	(In Millions)
Annuity reserves	$4,455	$4,184
Variable annuity guaranteed living benefit embedded derivatives	3,342	161
URR	925	726
Policy benefits payable	433	295
Life insurance	360	327
Closed Block liabilities	311	309
Other	15	23

Total	$9,841	$6,025

11.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 9.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified time period (10 years) selected by the contract holder at the issuance of the variable annuity contract. In general, the GMIB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy. The GMIB is a living benefit that provides the contract holder with a guaranteed annuitization value.
Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2008	2007

	($ In Millions)
Return of net deposits
Separate account value	$36,672	$50,709
Net amount at risk (1)	11,557	690
Average attained age of contract holders	61 years	60 years

Anniversary contract value
Separate account value	$13,465	$20,280
Net amount at risk (1)	5,750	606
Average attained age of contract holders	62 years	62 years

Minimum return
Separate account value	$1,107	$1,933
Net amount at risk (1)	898	339
Average attained age of contract holders	64 years	63 years

(1)	Represents the amount of death benefit in excess of the current account balance as of December 31.
Information regarding GMIB features outstanding is as follows:

	December 31,
	2008	2007

	($ In Millions)
Separate account value	$2,230	$3,804
Average attained age of contract holders	57 years	57 years
The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2008	2007	2008	2007
	GMDB		GMIB

	(In Millions)		(In Millions)
Balance, beginning of year	$48	$44	$24	$26
Changes in reserves	119	12	38	(2)
Benefits paid	(48)	(8)

Balance, end of year	$119	$48	$62	$24

Reinsurance recoverables related to GMDB reserves totaled $3 million and $1 million as of December 31, 2008 and 2007, respectively, which are included with other reinsurance receivables in other assets. Reinsurance recoverables related to GMIB reserves are not significant.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2008	2007

	(In Millions)
Asset type
Domestic equity	$17,927	$26,899
International equity	5,476	9,519
Bonds	12,182	13,614
Money market	1,087	677

Total	$36,672	$50,709

12.	DEBT

Debt consists of the following:

	December 31,
	2008	2007

	(In Millions)
Short-term debt: Commercial paper		$100

Long-term debt:
Surplus notes	$150	150
SFAS No. 133 fair value adjustment	55	13
Other non-recourse debt	121	119
VIE debt (Note 4)	2	15

Total long-term debt	328	297

Total short-term and long-term debt	$328	$397

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2008. The amount outstanding as of December 31, 2007 was $100 million, bearing an average interest rate of 4.4%. In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in 2012 that serves as a back-up line of credit for the commercial paper program. This facility had no debt outstanding as of December 31, 2008 and 2007. As of and during the year ended December 31, 2008, Pacific Life was in compliance with the debt covenants related to this facility.

PL&A maintains a $40 million reverse repurchase line of credit with a commercial bank. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with this line of credit as of December 31, 2008 and 2007.

Pacific Life is a member of the FHLB of Topeka. Pacific Life has approval from the FHLB of Topeka to advance amounts up to 40% of Pacific Life’s statutory general account assets provided it has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There was no debt outstanding with the FHLB of Topeka as of December 31, 2008 and 2007. Certain assets are on deposit with the FHLB of Topeka with an estimated fair value of $3.6 billion as of December 31, 2008, of which $2.2 billion have been pledged and $1.4 billion are available for future advances from the FHLB of Topeka. This amounts to a borrowing capacity of approximately $1.0 billion as of December 31, 2008.

PL&A is a member of the FHLB of San Francisco. PL&A is eligible to borrow from the FHLB of San Francisco amounts based on a percentage of statutory capital and surplus and could borrow up to amounts of $99 million. Of this amount, half, or $49.5 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2008 and 2007, PL&A had no debt outstanding with the FHLB of San Francisco.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9%, maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $55 million and $13 million as of December 31, 2008 and 2007, respectively, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

Certain subsidiaries of Pacific Asset Holding LLC (PAH), a wholly owned subsidiary of Pacific Life, entered into various term loans with third-parties. Interest on these loans accrues at fixed rates, is payable monthly and range from 5.8% to 6.2% as of December 31, 2008 and 2007. As of December 31, 2008 and 2007, there was $87 million outstanding on these loans with maturities ranging from 2010 to 2012. All of these loans are secured by real estate properties and are non-recourse to the Company.

Certain subsidiaries of PAH also entered into various property improvement loans with third-parties for a maximum loan balance of $43 million. Interest on these loans accrues at variable rates, is payable monthly and range from 2.6% and 3.2% as of December 31, 2008 and 6.4% to 7.0% as of December 31, 2007. As of December 31, 2008, there was $34 million outstanding on these loans with maturities ranging from 2009 to 2011. Principal payments due over the next twelve months are $26 million. As of December 31, 2007, there was $32 million outstanding on these loans. All of these loans are secured by real estate properties and are non-recourse to the Company.

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 157

SFAS No. 157 establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments on inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most corporate debt securities and U.S. government and agency mortgage-backed securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

     The following table presents, by fair value hierarchy level, the Company’s financial assets and financial liabilities that are carried at fair value as of December 31, 2008.

				Netting
	Level 1	Level 2	Level 3	Adjustments (1)	Total
			(In Millions)
Assets:
Fixed maturity securities		$15,807	$6,135		$21,942
Equity securities		204	12		216
Trading securities (2)		17	97		114
Cash equivalents	$2,597				2,597
Other investments			150		150
Derivatives		1,291	1,435	($656)	2,070
Separate accounts assets (3)	41,145	275	61		41,481

Total	$43,742	$17,594	$7,890	($656)	$68,570

Liabilities:
Derivatives		$900	$3,477	($656)	$3,721

Total		$900	$3,477	($656)	$3,721

(1)	Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty as permitted by FIN 39 and FSP FIN 39-1.

(2)	Trading securities are presented in other investments in the consolidated statement of financial condition.

(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets as presented in the table above differ from the amounts presented in the consolidated statement of financial condition because cash and receivables for securities are not subject to SFAS No. 157.
FAIR VALUE MEASUREMENT

SFAS No. 157 defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

FIXED MATURITY, EQUITY AND TRADING SECURITIES

The fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.

For publicly traded securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, prices are obtained from independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.

Where matrix model pricing is not used, particularly for RMBS and asset-backed securities, other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, estimated cash flows and prepayment speeds.

Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.

CASH EQUIVALENTS

Cash equivalents include, but are not limited to, corporate discount notes and money market mutual funds instruments. The fair value of cash equivalents is measured at amortized cost due to the short-term, highly liquid nature of these securities, which have original maturities of three months or less. These securities are classified as Level 1.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2008, 99% of derivatives based upon notional values were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest and equity volatility and equity index levels. In accordance with SFAS No. 157, a Credit Valuation Analysis (CVA) was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms. As of December 31, 2008 the CVA for derivatives was immaterial.

The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.

Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and swaps and certain credit default swaps. Also included in Level 3 classification for derivatives are embedded derivatives in certain insurance and reinsurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

OTHER INVESTMENTS
Other investments include non marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These securities are classified as Level 3 assets.

SEPARATE ACCOUNT ASSETS

Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity, short-term and equity securities. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity securities available for sale, equity securities available for sale and trading securities of the Company. Mutual funds are included in Level 1. Most fixed maturity and equity securities are included in Level 2. Level 3 assets include less liquid securities and any investments where fair value is determined by management based on broker quotes.

VARIABLE ANNUITY GLBs

Fair values for variable annuity GLBs classified as derivatives, and related reinsurance, are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, GLB derivatives and related reinsurance are categorized as Level 3. Below is a description of the Company’s fair value methodologies for relevant GLBs, and related reinsurance.

Prior to January 1, 2008, the Company used the guidance prescribed in SFAS No. 133 and other related accounting literature on fair value, which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated and willing parties (the Pre-SFAS No. 157 definition of fair value) using assumptions, which include capital market and policyholder behavior inputs.

The Company’s SFAS No. 157 fair value is calculated as an aggregation of the Pre-SFAS No. 157 definition of fair value and additional risk margins including, Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.
•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the Pre-SFAS No. 157 definition of fair value model could differ from actual experience.

•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

LEVEL 3 RECONCILIATION

The table below presents a reconciliation of the beginning and ending balances of the Level 3 financial assets and financial liabilities that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses
					Purchases,
			Included in	Transfers	Sales,		Unrealized
			Other	In and/or	Issuances,		Gains
	January 1,	Included in	Comprehensive	Out of	and	December 31,	(Losses)
	2008	Earnings	Income (Loss)	Level 3	Settlements	2008	Still Held (1)
				(In Millions)
Assets:
Fixed maturity securities	$2,874	($93)	($595)	$3,606	$343	$6,135	($16)
Equity securities	47	(34)			(1)	12
Trading securities	47	(12)		10	52	97	(11)
Other investments	460	105	(133)		(282)	150
Derivatives, net	(103)	(1,945)	2		4	(2,042)	(1,822)
Separate account assets(2)	11	(5)		46	9	61	(25)

Total	$3,336	($1,984)	($726)	$3,662	$125	$4,413	($1,874)

(1)	Represents the net amount of total gains or losses for the period, included in earnings, attributable to the change in unrealized losses relating to assets and liabilities classified as Level 3 that are still held as of December 31, 2008.

(2)	The realized/unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income (loss) for the Company.
Transfers in Level 3 primarily relate to RMBS previously priced by an independent third-party pricing service that were transferred from Level 2 to Level 3. The Company valued many RMBS internally based upon internal models due to the housing market crisis’ impact on RMBS valuations and the absence of trading activity. The internal valuation models included detailed evaluations of the performance of the underlying collateral of specific securities across the entire RMBS portfolio with significant judgment in determining discount rates including liquidity premiums, default and prepayment assumptions, loss severity and other inputs.

SFAS No. 107

The carrying amount and estimated fair value of the Company’s financial instruments under SFAS No. 107, Disclosures about Fair Value of Financial Instruments, that are not carried at fair value are as follows:

	December 31, 2008		December 31, 2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	$5,622	$5,645	$4,585	$4,800
Policy loans	6,920	6,920	6,410	6,410
Other invested assets	305	334	307	345
Collateral received	(1,392)	(1,392)	(270)	(270)
Liabilities:
Funding agreements and GICs(1)	9,419	10,136	10,104	10,250
Fixed account liabilities	4,515	4,515	4,159	4,159
Short-term and long-term debt	328	242	397	389
Collateral pledged	(66)	(66)

(1)	Balance excludes embedded derivatives that are included in SFAS No. 157 in the tables above.
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2008 and 2007:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.

COLLATERAL RECEIVED AND PLEDGED

The carrying values of cash collateral received and pledged approximate fair value due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM AND LONG-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt and non-recourse debt, for which the carrying amounts are reasonable estimates of their fair values because the interest rate approximates current market rates.

14.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of stockholder’s equity. The disclosure of the gross components of other comprehensive income (loss) and related taxes are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Unrealized gain (loss) on derivatives and securities available for sale, net
Gross holding gain (loss):
Securities available for sale	($3,870)	($239)	($289)
Derivatives	387	(68)	(33)
Income tax benefit	1,220	106	114
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	458	(21)	(19)
Derivatives	(4)	(15)	(15)
Income tax expense (benefit)	(159)	12	11
Allocation of holding (gain) loss to DAC	356	(24)	(35)
Allocation of holding (gain) loss to future policy benefits	(119)	(15)	11
Income tax expense (benefit)	(83)	14	9

Unrealized loss on derivatives and securities available for sale, net	(1,814)	(250)	(246)

Other, net
Holding gain on interest in PIMCO and other security	(24)	5	6
Income tax on holding gain	9	(1)	(2)
Reclassification of realized gain on sale of interest in PIMCO	(109)		(32)
Income tax on realized gain	42		10

Net unrealized gain (loss) on interest in PIMCO and other security	(82)	4	(18)
Cumulative effect of adoption of new accounting principle, net of tax		(20)
Other, net of tax	(15)		2

Other, net	(97)	(16)	(16)

Total other comprehensive loss, net	($1,911)	($266)	($262)

15.	REINSURANCE

Certain no lapse guarantee rider (NLGR) benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. AG 38 results in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. U.S. GAAP benefit reserves for such riders are based on SOP 03-1. Substantially all the U.S. GAAP benefit reserves relating to NLGRs issued after June 30, 2005 are ceded from Pacific Life to Pacific Alliance Reinsurance Ltd. (PAR Bermuda), a Bermuda-based life reinsurance company wholly owned by Pacific LifeCorp and PAR Vermont under reinsurance agreements. Funded reserves in a trust account with Pacific Life as beneficiary and irrevocable letters of credit, in which Pacific LifeCorp is the co-applicant with PAR Bermuda and PAR Vermont, provide security for statutory reserve credits taken by Pacific Life.

The Company has entered into treaties to reinsure a portion of new variable annuity business under modified coinsurance arrangements and certain variable annuity living and death benefit riders under coinsurance agreements. Effective January 1, 2008, the quota share on variable annuity reinsurance treaties was increased from a total of 39% to 45%. Additionally, effective January 1, 2008, the Company recaptured a portion of the variable annuity business ceded during 2007.

Reinsurance receivables and payables generally include amounts related to claims, reserves and reserve related items. Reinsurance receivables were $839 million and $349 million as of December 31, 2008 and 2007, respectively. Reinsurance payables were $38 million and $54 million as of December 31, 2008 and 2007, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Direct premiums	$410	$271	$249
Reinsurance ceded	(291)	(274)	(248)
Reinsurance assumed	53	53	57

Insurance premiums	$172	$50	$58

Other revenues and benefit and expense items in the consolidated statements of operations are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
REVENUES
Reinsurance ceded netted against policy fees	$205	$161	$145
Reinsurance ceded netted against net investment income	311	298	278
Reinsurance ceded netted against net realized investment gain (loss)	388	19
Reinsurance ceded netted against investment advisory fees	20	12	2
BENEFITS AND EXPENSES
Reinsurance ceded netted against interest credited	260	236	208
Reinsurance ceded netted against policy benefits	341	283	198
Reinsurance assumed included in policy benefits	32	38	30
Reinsurance ceded netted against commission expense	156	40	57
Reinsurance ceded netted against operating expense	31	47	39

16.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Prior to December 31, 2007, Pacific Life provided a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries did not participate in this plan. The full-benefit vesting period for all participants was five years. Pacific Life’s funding policy was to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as was determined appropriate. All such contributions were made to a tax-exempt trust.

During 2007, the Company amended the defined benefit pension plan to terminate effective December 31, 2007. The net assets of the defined benefit pension plan will be allocated for payment of plan benefits to the participants in an order of priority determined in accordance with ERISA, applicable regulations thereunder and the defined benefit pension plan document. The final termination of the plan and payment of plan benefits to the participants is subject to regulatory approval.

In 2007, in anticipation of the final settlement of the defined benefit pension plan, the plan’s investment strategy was revised and the mutual fund investments were sold, transferred to a separate account group annuity contract managed by the Company and invested primarily in fixed income investments to better match the expected duration of the liabilities.

Effective January 1, 2005, the contribution credits for employees with less than 10 years of service were suspended and replaced by contribution credits into the Retirement Incentive Savings Plan (RISP) provided by Pacific Life pursuant to section 401(k) of the Internal Revenue Code. Effective January 1, 2007, the contribution credits for all other employees were suspended and also replaced by contribution credits into the RISP.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2008 and 2007, the projected benefit obligation was $32 million and $34 million, respectively. The fair value of plan assets as of December 31, 2008 and 2007 was zero. The net periodic benefit cost of the SERPs was $5 million, $6 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
Service cost — benefits earned during the year	$2	$2	$8
Interest cost on projected benefit obligation	14	16	15
Expected return on plan assets	(14)	(16)	(19)
Settlement costs	5	4
Amortization of net obligations and prior service cost	1	3	4

Net periodic pension expense	$8	$9	$8

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation using a measurement date of December 31:

	December 31,
	2008	2007
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$248	$280
Service cost	2	2
Interest cost	14	15
Actuarial gain	(5)	(4)
Benefits paid	(29)	(45)

Benefit obligation, end of year	$230	$248

Change in plan assets:
Fair value of plan assets, beginning of year	$287	$271
Actual return on plan assets	(20)	16
Employer contributions	4	45
Benefits paid	(29)	(45)

Fair value of plan assets, end of year	$242	$287

Funded status, end of year	$12	$39

	December 31,
	2008	2007
	(In Millions)
Amounts recognized in the consolidated statements of financial condition consist of:
Prior to adoption of the funded status provisions of SFAS No. 158:
Prepaid benefit cost		$104
Accrued benefit liability		(34)
Intangible asset		3
Accumulated other comprehensive loss		3

Subsequent to adoption of the funded status provisions of SFAS No. 158:
Assets	$44	$73
Liabilities	(32)	(34)

Net amount recognized	$12	$39

Amounts recognized in AOCI consist of:
Initial net obligation	($1)	($1)
Prior service cost	(1)	(1)
Net loss	(56)	(34)

Accumulated other comprehensive loss	(58)	(36)
Accumulated contributions in excess of net periodic benefit cost	70	75

Net amount recognized	$12	$39

Changes recognized in OCI:
Changes due to minimum liability and intangible asset recognized prior to adoption of SFAS No. 158:
Decrease in additional minimum liability		($1)
Decrease in intangible asset		1

Other comprehensive loss		$0

Changes in plan assets and benefit obligations recognized in OCI:
Net loss arising during the year	$29
Adjustment for actual vs. expected benefit payments	(1)

Amounts recognized as a component of net periodic benefit cost:
Amortization, settlement or curtailment recognition of net transition obligation	(1)
Amortization or settlement recognition of net loss	(6)

	$21

Amounts recognized as a component of net periodic benefit cost:
Total recognized in net periodic benefit cost and other comprehensive loss	$30	$9

Estimated amounts that will be amortized from AOCI over the next year:
Initial obligation		($1)
Prior service cost	($1)
Net actuarial loss	(3)

Total	($4)	($1)

	December 31,
	2008	2007
	(In Millions)
Consolidated statement of financial condition adjustment:
Increase in accumulated other comprehensive loss, pre-tax, to reflect the adoption of SFAS No. 158		$33

Weighted-average assumptions used to determine benefit obligations:
Discount rate	6.35%	6.25%
Rate of compensation increase	N/A	N/A
Effective January 1, 2007, contribution credits to the defined benefit pension plan were suspended, thus, the rate of compensation increase assumption is no longer applicable. The rate of compensation increase used to determine benefit obligations for the SERP was 4.5% for the years ended December 31, 2008 and 2007.

	Years Ended December 31,
	2008	2007	2006

Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	6.25%	5.75%	5.50%
Expected long-term return on plan assets	5.25%	6.13%	8.00%
Rate of compensation increase	N/A	N/A	4.50%
The rate of compensation increase used to determine the net periodic benefit costs for the SERP was 4.5% for the years ended December 31, 2008 and 2007.

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. This resulted in the selection of the 8.00% long-term rate of return on asset assumption for the first three months of 2007. In April 2007, the Company changed the asset allocation to fixed income assets in order to better match the expected duration of liabilities. The expected return on asset assumption was then lowered to 5.50% resulting in a weighted-average expected return on asset assumption of 6.13% for 2007. In anticipation of the final settlement of the plan, the Company changed the asset allocation to better match the liabilities by investing in only fixed income securities with a similar duration profile. As a result of the restructured portfolio, the expected return on assets assumption was lowered to 5.25% for 2008.

Benefit payments for the year ended December 31, 2008 amounted to $30 million. Pacific Life expects to contribute $5 million to these plans in 2009. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2009	2010	2011	2012	2013	2014-2018
$24	$22	$21	$21	$20	$88
The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2008	2007

Asset category:
Fixed income investments	99%	99%
Other	1%	1%

Total	100%	100%

RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a RISP covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. The RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation in cash. Since 1997, the RISP provided the Company match in the form of Pacific LifeCorp common stock through the Employee Stock Ownership Plan (ESOP). In October 2006, Pacific LifeCorp’s Board of Directors authorized a plan to terminate the ESOP feature of the RISP, replace it with a cash match benefit and repurchase the outstanding allocated and unallocated shares of the ESOP. On October 25, 2006, the outstanding allocated and unallocated shares of 2,867,719 were repurchased by Pacific LifeCorp in cash for $112 million and an ESOP loan, with an outstanding balance of $2 million, was also repaid to Pacific Life. Contributions made by the Company to the RISP amounted to $28 million, $24 million and $20 million for the years ended December 31, 2008, 2007 and 2006, respectively, and are included in operating expenses.

Amounts loaned to the ESOP by Pacific Life were included in unearned ESOP shares. The unearned ESOP shares account was reduced as ESOP shares were released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants was different from the original issue price of those shares, the difference was recorded in paid-in capital.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2008, 2007 and 2006 was $1 million. As of December 31, 2008 and 2007, the accumulated benefit obligation was $18 million. The fair value of the plan assets as of December 31, 2008 and 2007 was zero.

The adjustment related to postretirement benefits to reflect the adoption of SFAS No. 158 resulted in an increase in AOCI of $2 million, pre-tax, as of December 31, 2007.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.35% and 6.25% for 2008 and 2007, respectively.

Benefit payments for the year ended December 31, 2008 amounted to $3 million. The expected benefit payments are as follows for the years ending December 31 (In Millions):

2009	2010	2011	2012	2013	2014-2018
$3	$4	$4	$4	$4	$22
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

17.	INCOME TAXES

The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2008	2007	2006
	(In Millions)
Current	$229	$97	$149
Deferred	(592)	1	49

Provision (benefit) for income taxes from continuing operations	(363)	98	198
Provision (benefit) for income taxes on discontinued operations	(3)	18	(2)

Total	($366)	$116	$196

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2008	2007	2006
		(In Millions)
Provision (benefit) for income taxes at the statutory rate	($247)	$253	$282
Separate account dividends received deduction	(107)	(103)	(43)
Low income housing and foreign tax credits	(31)	(33)	(34)
Other	22	(19)	(7)

Provision (benefit) for income taxes from continuing operations	($363)	$98	$198

Upon adoption of FIN 48 on January 1, 2007 (Note 1), the Company had unrecognized tax benefits of $32 million, which relate entirely to an uncertain tax position regarding refund claims for the impact of short-term capital gains on computing dividends received deductions relating to the Company’s separate accounts (DRD). A reconciliation of the changes in the unrecognized tax benefits is as follows (In Millions):

Balance at January 1, 2007	$32
Additions and deletions	—

Balance at December 31, 2007	32
Additions and deletions	402

Balance at December 31, 2008	$434

Depending on the outcome of Internal Revenue Service (IRS) appeals proceedings, approximately $7 million of the unrecognized DRD tax benefits may be realized during the next twelve months. All realized tax benefits and related interest will be recorded as a discrete item that will impact the effective tax rate in the accounting period in which the uncertain DRD tax position is ultimately settled.

During 2008, the Company’s FIN 48 tax contingency increased by $402 million for a tax position for which there is uncertainty about the timing, but not the deductibility, of certain tax deductions. Since the benefits of the tax position will be claimed on an amended return, the Company will not receive cash until the claim is audited and approved by the taxing authority and therefore will not accrue interest or penalties. Due to the nature of deferred tax accounting, the tax position will not have an impact on the annual effective tax rate.

During the year ended December 31, 2007, the Company paid an immaterial amount of interest and penalties to state tax authorities.

The net deferred tax asset (liability), included in other assets and other liabilities as of December 31, 2008 and 2007, respectively, is comprised of the following tax effected temporary differences:

	December 31,
	2008	2007
	(In Millions)
Deferred tax assets:
Policyholder reserves	$1,274	$894
Investment valuation	271	133
Tax credit carryforward	122
Deferred compensation	42	49
Tax net operating loss carryforward	15
Dividends to policyholders	8	7
Interest in PIMCO		41
Other	16

Total deferred tax assets	$1,748	$1,124

Deferred tax liabilities:
DAC	(1,222)	(1,187)
Reinsurance	(74)	(51)
Partnership income	(51)	(53)
Retirement benefits	(18)	(19)
Hedging	(14)	(65)
Depreciation	(11)	(9)
Other	(42)	(16)

Total deferred tax liabilities	(1,432)	(1,400)

Net deferred tax asset (liability) from continuing operations	316	(276)
Unrealized (gain) loss on derivatives and securities available for sale	876	(102)
Unrealized (gain) loss on interest in PIMCO and other security	8	(43)
Deferred taxes on cumulative changes in accounting principles	27	27
Minimum pension liability and other adjustments	8	1

Net deferred tax asset (liability)	$1,235	($393)

The tax net operating loss carryforward relates to Federal tax losses incurred in 2008 with a 15-year carryforward.

SFAS No. 109, Accounting for Income Taxes, requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

The Company files income tax returns in U.S. Federal and various state jurisdictions and have tax years open by statute, or valid extension thereof, for tax years after 1997. The Company is under continuous audit by the IRS and is audited periodically by some state taxing authorities. The IRS and state taxing authorities have completed audits of the Company’s tax returns through the tax years ended December 31, 2003 and are currently auditing the tax years ended December 31, 2005 and 2004. The Company does not expect the Federal and state audits to result in any material assessments.

18.	SEGMENT INFORMATION

The Company has three operating segments: Life Insurance, Investment Management, and Annuities & Mutual Funds. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Life Insurance segment offers UL, VUL and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 20% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through independent financial planning firms, regional and national wirehouses, and financial institutions.

The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. The Corporate and Other segment also includes the interest in PIMCO and the elimination of intersegment transactions. Discontinued operations (Note 6) are also included in the Corporate and Other segment.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2008 and 2007, the Company had foreign investments with an estimated fair value of $5.8 billion and $6.8 billion, respectively.

The following is segment information as of and for the year ended December 31, 2008:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES			(In Millions)
Policy fees and insurance premiums	$943	$363	$691		$1,997
Net investment income	855	876	178	$88	1,997
Net realized investment loss	(45)	(347)	(798)	(137)	(1,327)
Realized investment gain on interest in PIMCO				109	109
Investment advisory fees	22		233		255
Other income	11		117	1	129

Total revenues	1,786	892	421	61	3,160

BENEFITS AND EXPENSES
Interest credited	661	440	133		1,234
Policy benefits	372	684	150		1,206
Commission expenses	268	18	429		715
Operating expenses	263	34	317	98	712

Total benefits and expenses	1,564	1,176	1,029	98	3,867

Income (loss) from continuing operations before provision (benefit) for income taxes	222	(284)	(608)	(37)	(707)
Provision (benefit) for income taxes	61	(103)	(329)	8	(363)

Income (loss) from continuing operations	161	(181)	(279)	(45)	(344)
Minority interest				11	11
Discontinued operations, net of taxes				(6)	(6)

Net income (loss)	$161	($181)	($279)	($40)	($339)

Total assets	$26,695	$15,155	$45,285	$2,527	$89,662
DAC	2,118	64	2,830		5,012
Separate account assets	4,525	284	36,696		41,505
Policyholder and contract liabilities	20,786	14,099	7,626		42,511
Separate account liabilities	4,525	284	36,696		41,505

The following is segment information as of and for the year ended December 31, 2007:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$777	$224	$779		$1,780
Net investment income	803	905	186	$220	2,114
Net realized investment gain (loss)	1	20	(99)	32	(46)
Investment advisory fees	29		298		327
Other income	9		84	5	98

Total revenues	1,619	1,149	1,248	257	4,273

BENEFITS AND EXPENSES
Interest credited	618	504	144		1,266
Policy benefits	308	535	12		855
Commission expenses	209	11	470		690
Operating expenses	252	34	346	108	740

Total benefits and expenses	1,387	1,084	972	108	3,551

Income from continuing operations before provision for income taxes	232	65	276	149	722
Provision (benefit) for income taxes	58	12	(6)	34	98

Income from continuing operations	174	53	282	115	624
Minority interest				(36)	(36)
Discontinued operations, net of taxes				11	11

Net income	$174	$53	$282	$90	$599

Total assets	$27,969	$16,163	$57,322	$3,049	$104,503
DAC	1,813	70	2,598		4,481
Separate account assets	6,529	333	50,743		57,605
Policyholder and contract liabilities	19,535	14,574	3,933		38,042
Separate account liabilities	6,529	333	50,743		57,605

The following is segment information for the year ended December 31, 2006:

			Annuities
	Life	Investment	& Mutual	Corporate
	Insurance	Management	Funds	and Other	Total
REVENUES	(In Millions)
Policy fees and insurance premiums	$722	$206	$610		$1,538
Net investment income	777	861	204	$200	2,042
Net realized investment gain (loss)	(6)	23	29	16	62
Realized investment gain on interest in PIMCO				32	32
Investment advisory fees	32		287		319
Other income	4	16	15	12	47

Total revenues	1,529	1,106	1,145	260	4,040

BENEFITS AND EXPENSES
Interest credited	588	478	153		1,219
Policy benefits	280	468	32		780
Commission expenses	189	11	406		606
Operating expenses	234	25	261	110	630

Total benefits and expenses	1,291	982	852	110	3,235

Income from continuing operations before provision for income taxes	238	124	293	150	805
Provision for income taxes	60	32	58	48	198

Income from continuing operations	178	92	235	102	607
Minority interest				(13)	(13)
Discontinued operations, net of taxes				(4)	(4)

Net income	$178	$92	$235	$85	$590

19.	TRANSACTIONS WITH AFFILIATES

PLFA serves as the investment adviser for the Pacific Select Fund, an investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund products. Prior to May 1, 2007, Pacific Life served in this capacity. Investment advisory and other fees are based primarily upon the net asset value of the underlying portfolios. These fees, included in investment advisory fees and other income, amounted to $287 million, $337 million and $316 million for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $9 million, $8 million and $7 million for the years ended December 31, 2008, 2007 and 2006, respectively.

In addition, effective May 1, 2007, a service plan adopted by the Pacific Select Fund went into effect whereby the fund pays PSD, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. For the year ended December 31, 2008, PSD received $100 million in service fees from the Pacific Select Fund, which are recorded in other income. For the period May 1, 2007 through December 31, 2007, PSD received $74 million in service fees from the Pacific Select Fund, which are also recorded in other income. The service fees were allocated to the operating segments, primarily the Annuities & Mutual Funds segment (Note 18).

In April 2006, Pacific Life made a $16 million non-cash dividend to Pacific LifeCorp, consisting of a real estate investment, which resulted in a gain of $9 million for Pacific Life.

As discussed in Note 15, no lapse guarantee benefit riders are coinsured with PAR Bermuda and PAR Vermont.
20.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2009	$1,148
2010 through 2013	841
2014 and thereafter	193

Total	$2,182

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $9 million, $12 million and $11 million for the years ended December 31, 2008, 2007 and 2006, respectively. In connection with the group insurance transaction (Note 6), PL&A is contingently liable until September 2009 for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that has been assigned to the buyer. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2009	$6
2010 through 2013	19
2014 and thereafter	1

Total	$26

CONTINGENCIES — LITIGATION

During the year ended December 31, 2007, Pacific Life settled a national class action lawsuit, Cooper v. Pacific Life, for a combination of cash distributions and contract credits to owners of qualified annuity contracts who purchased their contracts between August 19, 1998, and April 30, 2002, or paid premium payments during that time period. Pacific Life strongly disagreed with the claims in the lawsuit. The settlement is not considered an admission or concession with respect to any claims made in the lawsuit and did not have a material adverse effect on the Company’s consolidated financial position. Distributions were made to eligible class members in the first quarter of 2008 in accordance with the terms of the settlement agreement.

The Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position. The Company believes adequate provision has been made in its consolidated financial statements for all probable and estimable losses for litigation claims against the Company.

CONTINGENCIES — IRS REVENUE RULING

On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Company’s DRD. On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ priority guidance plan. If, after public notice and comment, the IRS regulation project ultimately adopts the

IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES — OTHER

In connection with the sale of certain broker-dealer subsidiaries (Note 6), certain indemnifications triggered by breaches of representations, warranties or covenants were provided by the Company. Also, included in the indemnifications is indemnification for certain third-party claims arising from the normal operation of these broker-dealers prior to the closing and within the nine month period following the sale. Management believes that its exposure to loss, if any, is not likely to have a material adverse effect on the Company’s consolidated financial statements.

In the course of its business, the Company provides certain indemnifications related to other dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to an asset securitization sponsored by Aviation Capital Group Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is contingently obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2007, the maximum potential amount of this future investment commitment was $50 million.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 9 for discussion of contingencies related to derivative instruments.

See Note 17 for discussion of other contingencies related to income taxes.